________________________________________________________________________________
________________________________________________________________________________





               DLJ MORTGAGE ACCEPTANCE CORP.,
                         Depositor,


              IMPERIAL CREDIT INDUSTRIES, INC.,
                      Master Servicer,


                             and


                   BANKERS TRUST COMPANY,
                           Trustee




              ---------------------------------


               POOLING AND SERVICING AGREEMENT

                Dated as of November 1, 1995

              ---------------------------------


             Mortgage Pass-Through Certificates

                        Series 1995-5








________________________________________________________________________________
________________________________________________________________________________

                                TABLE OF CONTENTS
                                -----------------
                                                                            PAGE

                                    ARTICLE I

                                   DEFINITIONS


SECTION 1.01.  Defined Terms.................................................  2
Accrual Period...............................................................  2
Accrued Certificate Interest.................................................  2
Advance......................................................................  3
Agreement....................................................................  3
Anniversary..................................................................  3
Assignment...................................................................  3
Available Distribution Amount................................................  3
Bankruptcy Amount............................................................  3
Bankruptcy Code..............................................................  3
Bankruptcy Loss..............................................................  4
Book-Entry Certificate.......................................................  4
Business Day.................................................................  4
Buydown Funds................................................................  4
Buydown Mortgage Loan........................................................  4
Cash Liquidation.............................................................  4
Certificate..................................................................  4
Certificate Account..........................................................  4
Certificate Account Deposit Date.............................................  4
Certificate Insurer..........................................................  4
Certificate Insurer Default..................................................  5
Certificate Insurer Premium..................................................  5
Certificate Insurer Premium Rate.............................................  5
Certificateholder" or "Holder................................................  5
Certificate Owner............................................................  5
Certificate Principal Balance................................................  5
Certificate Register.........................................................  6
Class........................................................................  6
Class A Certificate..........................................................  6
Class A-1 Certificate........................................................  6
Class A-2 Certificate........................................................  6
Class A-3 Certificate........................................................  6
Class A-3 Percentage.........................................................  6
Class A-3 Principal Distribution Amount......................................  6
Class R-I Certificate........................................................  7
Class R-II Certificate.......................................................  7
Class S Certificate..........................................................  7
Closing Date.................................................................  7

                                                                            PAGE

Code.........................................................................  7
Collateral Value.............................................................  7
Corporate Trust Office.......................................................  8
Cumulative Insurance Payments................................................  8
Custodial Account............................................................  8
Cut-off Date.................................................................  8
Debt Service Reduction.......................................................  8
Deficiency Amount............................................................  8
Deficient Valuation..........................................................  9
Definitive Certificate.......................................................  9
Deleted Mortgage Loan........................................................  9
Delinquency Ratio"...........................................................  9
Delinquent...................................................................  9
Depositor....................................................................  9
Depository...................................................................  9
Depository Participant.......................................................  9
Determination Date........................................................... 10
Disqualified Organization.................................................... 10
Distribution Date............................................................ 10
Due Date..................................................................... 10
Due Period................................................................... 10
Eligible Account............................................................. 10
Event of Default............................................................. 11
Excess Bankruptcy Loss....................................................... 11
Excess Fraud Loss............................................................ 11
Excess Proceeds.............................................................. 11
Excess Losses................................................................ 11
Excess Special Hazard Loss................................................... 11
Extraordinary Events......................................................... 11
Extraordinary Losses......................................................... 12
FDIC......................................................................... 12
FHLMC........................................................................ 12
FNMA......................................................................... 12
Fraud Loss Amount............................................................ 12
Fraud Losses................................................................. 13
Funding Date................................................................. 13
Initial Certificate Principal Balance........................................ 13
Insurance Account............................................................ 13
Insurance Agreement.......................................................... 13
Insured Payment.............................................................. 13
Insurance Policy............................................................. 13
Insurance Proceeds........................................................... 13
Late Collections............................................................. 13
Late Payment Rate............................................................ 14
Liquidation Proceeds......................................................... 14

                                                                            PAGE

Loan-to-Value Ratio.......................................................... 14
Master Servicer.............................................................. 14
Monthly Payment.............................................................. 14
Moody's...................................................................... 14
Mortgage..................................................................... 14
Mortgage File................................................................ 14
Mortgage Loan................................................................ 14
Mortgage Loan Purchase Agreement............................................. 15
Mortgage Loan Schedule....................................................... 15
Mortgage Note................................................................ 16
Mortgage Rate................................................................ 16
Mortgaged Property........................................................... 16
Mortgagor.................................................................... 16
Net Monthly Excess Cash Flow................................................. 16
Net Mortgage Rate............................................................ 16
Nonrecoverable Advance....................................................... 16
Notional Amount.............................................................. 17
Non-United States Person..................................................... 17
Officers' Certificate........................................................ 17
Opinion of Counsel........................................................... 17
OTS.......................................................................... 17
Outstanding Mortgage Loan.................................................... 17
Ownership Interest........................................................... 17
Pass-Through Rate............................................................ 17
Policy....................................................................... 18
Percentage Interest.......................................................... 18
Permitted Instruments........................................................ 18
Permitted Transferee......................................................... 19
Person....................................................................... 19
Prepayment Assumption........................................................ 19
Prepayment Interest Shortfall................................................ 19
Prepayment Period............................................................ 19
Primary Hazard Insurance Policy.............................................. 19
Primary Mortgage Insurance Policy............................................ 19
Principal Prepayment......................................................... 19
Purchase Price............................................................... 20
Qualified Substitute Mortgage Loan........................................... 20
Rating Agency................................................................ 20
Realized Loss................................................................ 21
Record Date.................................................................. 21
Regular Certificate.......................................................... 21
Relief Act................................................................... 21
REMIC........................................................................ 21
REMIC I...................................................................... 21
REMIC I Certificates......................................................... 22

                                                                            PAGE

REMIC II..................................................................... 22
REMIC II Certificates........................................................ 22
REMIC Provisions............................................................. 22
Remittance Report............................................................ 22
REO Acquisition.............................................................. 22
REO Disposition.............................................................. 22
REO Imputed Interest......................................................... 22
REO Proceeds................................................................. 22
REO Property................................................................. 23
Request for Release.......................................................... 23
Required Subordinated Amount................................................. 23
Residual Certificate......................................................... 23
Responsible Officer.......................................................... 23
Rolling Three Month Delinquency Rate......................................... 24
Seller....................................................................... 24
Senior Certificate........................................................... 24
Servicing Account............................................................ 24
Servicing Advances........................................................... 24
Servicing Fee................................................................ 24
Servicing Fee Rate........................................................... 24
Servicing Officer............................................................ 24
Single Certificate........................................................... 24
Special Hazard Amount........................................................ 24
Special Hazard Loss.......................................................... 25
Special Hazard Percentage.................................................... 25
Standard & Poor's............................................................ 25
Startup Day.................................................................. 25
Stated Principal Balance..................................................... 25
Subordinated Amount.......................................................... 26
Subordination Deficiency Amount.............................................. 26
Subordination Increase Amount................................................ 26
Subordination Reduction Amount............................................... 26
Sub-Servicer................................................................. 26
Sub-Servicer Remittance Date................................................. 26
Sub-Servicing Account........................................................ 27
Sub-Servicing Agreement...................................................... 27
Super Senior Certificate..................................................... 27
Super Senior Percentage...................................................... 27
Super Senior Prepayment Percentage........................................... 27
Super Senior Principal Distribution Amount................................... 28
Tax Returns.................................................................. 28
Transfer..................................................................... 29
Transferor................................................................... 29
Trigger Event................................................................ 29
Trustee...................................................................... 29

                                                                            PAGE

Trustee's Fee................................................................ 29
Trust Fund................................................................... 29
12 Month Loss Amount......................................................... 29
Uninsured Cause.............................................................. 30
United States Person......................................................... 30
Uncertificated Accrued Interest.............................................. 30
Uncertificated Pass-Through Rate............................................. 30
Uncertificated REMIC I Regular Interest X.................................... 30
Uncertificated REMIC I Regular Interest Z.................................... 30
Uncertificated REMIC I Regular Interests..................................... 30
Uncertificated REMIC I Regular Interest X Distribution Amount................ 30
Uncertificated REMIC I Regular Interest Z Distribution Amount................ 31
Voting Rights................................................................ 31

                         ARTICLE II

                CONVEYANCE OF MORTGAGE LOANS;
              ORIGINAL ISSUANCE OF CERTIFICATES

2.01.    Conveyance of Mortgage Loans........................................ 32
2.02.    Acceptance of the Trust Fund by the Trustee......................... 35
2.03.    Representations, Warranties and Covenants of the Master
         Servicer and the Depositor.......................................... 36
2.04.    Representations and Warranties of the Seller........................ 39
2.05.    Issuance of Certificates Evidencing Interests in REMIC I............ 41
2.06.    Conveyance of Uncertificated REMIC I Regular Interests;
         Acceptance by the Trustee........................................... 41
2.07.    Issuance of Certificates Evidencing Interest in REMIC II............ 41

                         ARTICLE III

                ADMINISTRATION AND SERVICING
                      OF THE TRUST FUND

3.01.    Master Servicer to Act as Master Servicer........................... 42
3.02.    Sub-Servicing Agreements Between Master Servicer and
         Sub-Servicers....................................................... 43
3.03.    Successor Sub-Servicers............................................. 44
3.04.    Liability of the Master Servicer.................................... 44
3.05.    No Contractual Relationship Between Sub-Servicers and
         Trustee or Certificateholders....................................... 45
3.06.    Assumption or Termination of Sub-Servicing Agreements
         by Trustee.......................................................... 45
3.07.    Collection of Certain Mortgage Loan Payments........................ 45
3.08.    Sub-Servicing Accounts.............................................. 46

                                                                            PAGE

3.09.    Collection of Taxes, Assessments and Similar Items;
         Servicing Accounts.................................................. 46
3.10.    Custodial Account................................................... 47
3.11.    Permitted Withdrawals From the Custodial Account.................... 48
3.12.    Permitted Instruments............................................... 49
3.13.    Maintenance of Primary Hazard Insurance. ........................... 50
3.14.    Enforcement of Due-on-Sale Clauses; Assumption
         Agreements.......................................................... 51
3.15.    Realization Upon Defaulted Mortgage Loans........................... 52
3.16.    Trustee to Cooperate; Release of Mortgage Files..................... 53
3.17.    Servicing Compensation.............................................. 54
3.18.    Maintenance of Certain Servicing Policies........................... 55
3.19.    Annual Statement as to Compliance................................... 55
3.20.    Annual Independent Public Accountants' Servicing
         Statement........................................................... 55
3.21.    Access to Certain Documentation..................................... 56
3.22.    Title, Conservation and Disposition of REO Property................. 57
3.23.    Additional Obligations of the Master Servicer....................... 59
3.24.    Additional Obligations of the Depositor............................. 59
3.25.    Administration of Buydown Funds..................................... 60

                         ARTICLE IV

               PAYMENTS TO CERTIFICATEHOLDERS
4.01.    Certificate Account; Distributions.................................. 62
4.02.    Statements to Certificateholders.................................... 65
4.03.    Remittance Reports; Advances by the Master Servicer................. 68
4.04.    Allocation of Realized Losses....................................... 69
4.05.    Information Reports to Be Filed by the Master Servicer.............. 70
4.06.    Compliance with Withholding Requirements............................ 71
4.07.    The Policy.......................................................... 71
4.08.    Distributions on the Uncertificated REMIC I Regular
         Interests........................................................... 72

                          ARTICLE V

                      THE CERTIFICATES

5.01.    The Certificates.................................................... 74
5.02.    Registration of Transfer and Exchange of Certificates............... 76
5.03.    Mutilated, Destroyed, Lost or Stolen Certificates................... 81
5.04.    Persons Deemed Owners............................................... 81

                                                                            PAGE
                         ARTICLE VI
            THE DEPOSITOR AND THE MASTER SERVICER

6.01.    Liability of the Depositor and the Master Servicer.................. 82
6.02.    Merger, Consolidation or Conversion of the Depositor or
         the Master Servicer................................................. 82
6.03.    Limitation on Liability of the Depositor, the Master
         Servicer and Others................................................. 82
6.04.    Limitation on Resignation of the Master Servicer.................... 83

                         ARTICLE VII

                           DEFAULT

7.01.    Events of Default................................................... 84
7.02.    Trustee to Act; Appointment of Successor............................ 86
7.03.    Notification to Certificateholders.................................. 87
7.04.    Waiver of Events of Default......................................... 87

                        ARTICLE VIII

                   CONCERNING THE TRUSTEE

8.01.    Duties of Trustee................................................... 89
8.02.    Certain Matters Affecting the Trustee............................... 90
8.03.    Trustee Not Liable for Certificates or Mortgage Loans............... 91
8.04.    Trustee May Own Certificates........................................ 92
8.05.    Trustee's Fees...................................................... 92
8.06.    Eligibility Requirements for Trustee................................ 92
8.07.    Resignation and Removal of the Trustee.............................. 93
8.08.    Successor Trustee................................................... 94
8.09.    Merger or Consolidation of Trustee.................................. 95
8.10.    Appointment of Co-Trustee or Separate Trustee....................... 95

                         ARTICLE IX

                         TERMINATION

9.01.    Termination Upon Repurchase or Liquidation of All
         Mortgage Loans...................................................... 97
9.02.    Termination of REMIC II............................................. 99
9.03.    Additional Termination Requirements................................. 99

                                                                            PAGE

                          ARTICLE X

                      REMIC PROVISIONS
10.01.   REMIC Administration................................................101
10.02.   Prohibited Transactions and Activities..............................104
10.03.   Master Servicer and Trustee Indemnification.........................104

                         ARTICLE XI

                  MISCELLANEOUS PROVISIONS

11.01.   Amendment...........................................................106
11.02.   Recordation of Agreement; Counterparts..............................107
11.03.   Limitation on Rights of Certificateholders..........................108
11.04.   Governing Law.......................................................109
11.05.   Notices.............................................................109
11.06.   Severability of Provisions..........................................109
11.07.   Successors and Assigns; Third Party
         Beneficiary.........................................................109
11.08.   Article and Section Headings........................................110
11.09.   Notice to Rating Agencies and Certificate
         Insurer.............................................................110
11.10.   Rights of the Certificate Insurer...................................111

         Signatures
         Acknowledgments

         Exhibit A         Form of Senior Certificate
         Exhibit B         Form of Residual Certificate
         Exhibit C         Form of Trustee Initial Certification
         Exhibit D         Form of Trustee Final Certification
         Exhibit E         Form of Remittance Report
         Exhibit F-1       Request for Release
         Exhibit F-2       Request for Release for Mortgage Loans Paid in Full
         Exhibit G-1       Form of Investor Representation Letter
         Exhibit G-2       Form of Transferor Representation Letter
         Exhibit G-3       Form of Rule 144A Investment Representation
         Exhibit G-4       Transferor Certificate for Transfers of Residual
                           Certificates
         Exhibit G-5       Transfer Affidavit and Agreement for Transfers of
                           Residual Certificates
         Exhibit G-6       Form of Investor Representation Letter for Insurance
                            Companies
         Exhibit H         Mortgage Loan Schedule
         Exhibit I         Seller Representations and Warranties
         Exhibit J         Form of Notice Under Section 3.24
         Exhibit K         Certificate Guaranty Insurance Policy

          This Pooling and Servicing Agreement, dated and effective as of November 1, 1995, among DLJ Mortgage Acceptance Corp., as depositor (the "Depositor"), Imperial Credit Industries, Inc., as master servicer (the "Master Servicer"), and Bankers Trust Company, as trustee (the "Trustee").

                             PRELIMINARY STATEMENT:

          The Depositor intends to sell mortgage pass-through certificates (collectively, the "Certificates"), to be issued hereunder in multiple classes, which in the aggregate will evidence the entire beneficial ownership interest in the Mortgage Loans (as defined herein). As provided herein, the Trustee will cause an election to be made to treat the entire segregated pool of assets described in the definition of REMIC I (as defined herein) and subject to this Agreement (including the Mortgage Loans) as a real estate mortgage investment conduit (a "REMIC") for federal income tax purposes and such segregated pool of assets will be designated as the "REMIC I". The Uncertificated REMIC I Regular Interests (as defined herein) will be "regular interests" in REMIC I and the Class R-I Certificates will represent ownership of the sole class of "residual interests" in REMIC I, for purposes of the REMIC Provisions (as defined herein) under federal income tax law. A segregated pool of assets consisting of Uncertificated REMIC I Regular Interests will be designated as "REMIC II", and the Trustee will make a separate REMIC election with respect thereto. The Senior Certificates (as defined herein) will represent ownership of the "regular interests" in REMIC II, and the Class R-II Certificates will represent ownership of the sole class of "residual interests" in REMIC II.

          The following table sets forth the designation, Pass-Through Rate, aggregate initial Certificate Principal Balance, and the initial percentage for each Class of Certificates comprising the certificated interests in the Trust Fund created hereunder.


                                              Aggregate Initial
                                                 Certificate     Approximate
                              Pass-Through        Principal      Initial Class
DESIGNATION    TYPE                RATE            BALANCE       PERCENTAGE
-----------    ----           ------------    ----------------   -------------
Class S        Senior           0.15%          $0                  N/A
Class A-1      Senior           7.10%          $60,250,000.00      61.31%
Class A-2      Senior           7.25%          $22,750,000.00      23.15%
Class A-3      Subordinate      7.25%          $15,274,561.00      15.54%
Class R-I      Residual/        N/A            $0      N/A
               Subordinate
Class R-II     Residual         N/A            $0                  N/A



          Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Distribution Date immediately following the maturity date for the Mortgage Loan with the latest maturity date in the Mortgage Pool has been designated as the "latest possible maturity date" for the Certificates.

          As of the Cut-off Date, the Mortgage Loans have an aggregate Stated Principal Balance equal to $98,274,561.

          In consideration of the mutual agreements herein contained, the Depositor, the Master Servicer and the Trustee agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

          SECTION 1.01. Defined Terms.

          Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

          "Accrual Period": With respect to each Distribution Date, the preceding calendar month.

          "Accrued Certificate Interest": With respect to each Distribution Date, as to any Class of Senior Certificates other than the Class S Certificates, one month's interest accrued at the related Pass-Through Rate on the Certificate Principal Balance thereof immediately prior to such Distribution Date. With respect to each Distribution Date and the Class S Certificates, one month's interest accrued at the related Pass-Through Rate on the Notional Amount immediately prior to such Distribution Date. Accrued Certificate Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months. In each case, Accrued Certificate Interest on any such Class of Certificates will be reduced by the amount of (i) Prepayment Interest Shortfalls, if any, which are not covered by payments by the Master Servicer pursuant to Section
3.23 with respect to such Distribution Date, (ii) the interest portion (adjusted to the Net Mortgage Rate) of Realized Losses (including Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses and Extraordinary Losses) not allocated solely to Net Monthly Excess Cash Flow or another Class of Certificates pursuant to Section 4.04, (iii) the interest portion of Advances previously made with respect to a Mortgage Loan or REO Property which remained unreimbursed following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO Property that were made with respect to delinquencies that ultimately constituted Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses not allocated solely to Net Monthly Excess Cash Flow or another Class of Certificates pursuant to Section 4.04, and
(iv) any other interest shortfalls not allocated to Net Monthly Excess Cash Flow or another Class of Certificates, including interest that is not collectible from the Mortgagor pursuant to the Relief Act or similar legislation or regulations as in effect from time to time. In addition to that portion of the reductions described in the preceding sentence that are allocated to any Class A-3 Certificates, Accrued Certificate Interest on the Class A-3 Certificates will be reduced by the interest portion (adjusted to the Net Mortgage Rate) of the portion of Realized Losses that are allocated solely to such Class of Certificates pursuant to Section 4.04.

          "Advance": As to any Mortgage Loan, any advance made by the Master Servicer on any Distribution Date pursuant to Section 4.03.

          "Agreement": This Pooling and Servicing Agreement and all amendments hereof.

          "Anniversary": Each anniversary of November 1, 1995.

          "Assignment": An assignment of Mortgage, notice of transfer or equivalent instrument, in recordable form, which is sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage.

          "Available Distribution Amount": With respect to any Distribution Date, an amount equal to (a) the sum of (i) the balance on deposit in the Custodial Account as of the close of business on the related Determination Date and (ii) the aggregate amount of any Advances made and all amounts required to be paid by the Master Servicer pursuant to Sections 3.13 and 3.23 by deposits into the Certificate Account on the immediately preceding Certificate Account Deposit Date, reduced by (b) the sum, as of the close of business on the related Determination Date, of (i) Monthly Payments collected but due during a Due Period subsequent to the Due Period ending on the first day of the month of the related Distribution Date, (ii) all interest or other income earned on deposits in the Custodial Account or the Certificate Account, (iii) any other amounts reimbursable or payable to the Master Servicer or any Sub-Servicer pursuant to
Section 3.11, (iv) the Certificate Insurer Premium and the Trustee Fee payable on such Distribution Date and (v) Insurance Proceeds, Liquidation Proceeds, Principal Prepayments, REO Proceeds and the proceeds of Mortgage Loan purchases made pursuant to Section 2.02, 2.04 or 3.22, in each case received or made in the month of such Distribution Date.

          "Bankruptcy Amount": As of any date of determination an amount, equal to the excess, if any, of (A) $100,000, over (B) the aggregate amount of Bankruptcy Losses allocated solely to Net Monthly Excess Cash Flow, the Class R-I Certificates and the Class A-3 Certificates in accordance with Section 4.04. The Bankruptcy Amount may be further reduced by the Depositor (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Depositor shall obtain written confirmation from the Rating Agency that such reduction shall not adversely affect the then-current ratings assigned to the Certificates by each Rating Agency and shall provide a copy of such written confirmation to the Trustee.

          "Bankruptcy Code": The Bankruptcy Code of 1978, as amended.

          "Bankruptcy Loss": With respect to any Mortgage Loan, a Deficient Valuation or Debt Service Reduction.

          "Book-Entry Certificate": Any Certificate registered in the name of the Depository or its nominee.

          "Business Day": Any day other than a Saturday, a Sunday or a day on which banking institutions in California or New York (and such other state or states in which the Custodial Account or the Certificate Account are at the time located) or in the city in which the Corporate Trust Office of the Trustee is located are authorized or obligated by law or executive order to close.

          "Buydown Funds": Any amount contributed by the seller of a Mortgaged Property or other source in order to enable the Mortgagor to reduce the payments required to be made from the Mortgagor's funds in the early years of a Mortgage Loan. Buydown Funds are not part of the Trust Fund prior to deposit into the Custodial or Certificate Account.

          "Buydown Mortgage Loan": Any Mortgage Loan as to which a specified amount of interest is paid out of related Buydown Funds in accordance with a related buydown agreement.

          "Cash Liquidation": As to any defaulted Mortgage Loan other than a Mortgage Loan as to which an REO Acquisition occurred, the final receipt by or on behalf of the Master Servicer of all Insurance Proceeds, Liquidation Proceeds and other payments or cash recoveries which the Master Servicer reasonably and in good faith expects to be finally recoverable with respect to such Mortgage Loan.

          "Certificate": Any Class S, Class A-1, Class A-2, Class A-3, Class R-I or Class R-II Certificate.

          "Certificate Account": The trust account or accounts created and maintained pursuant to Section 4.01, which shall be entitled "Bankers Trust Company, in trust for registered holders of DLJ Mortgage Acceptance Corp., Mortgage Pass-Through Certificates, Series 1995- 5", and which account or accounts must each be an Eligible Account.

          "Certificate Account Deposit Date": The 20th day of any month, or if such 20th day is not a Business Day, the Business Day immediately preceding such 20th day.

          "Certificate Insurer": MBIA Insurance Corporation or its successors in interest.

          "Certificate Insurer Default": The existence and continuance of a failure by the Certificate Insurer to make a payment required under the Policy in accordance with its terms.

          "Certificate Insurer Premium": The premium payable to the Certificate Insurer on each Distribution Date in an amount equal to one-twelfth of the product of the Certificate Insurer Premium Rate and the aggregate of the Stated Principal Balances of the Mortgage Loans immediately prior to such Distribution Date.

          "Certificate Insurer Premium Rate": With respect to any Mortgage Loan, the rate set forth in paragraph 1 of the Commitment (as defined in the Insurance Agreement).

          "Certificateholder" or "Holder": The Person in whose name a Certificate is registered in the Certificate Register, except that neither a Disqualified Organization nor a NonUnited States Person shall be a holder of a Class R-I or a Class R-II Certificate for any purposes hereof and, solely for the purposes of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor or the Master Servicer or any affiliate thereof shall be deemed not to be outstanding and the Voting Rights to which it is entitled shall not be taken into account in determining whether the requisite percentage of Voting Rights necessary to effect any such consent has been obtained, except as otherwise provided in Section 11.01. The Trustee shall be entitled to rely upon a certification of the Depositor or the Master Servicer in determining if any Certificates are registered in the name of the respective affiliate. All references herein to "Holders" or "Certificateholders" shall reflect the rights of Certificate Owners as they may indirectly exercise such rights through the Depository and participating members thereof, except as otherwise specified herein; provided, however, that the Trustee shall be required to recognize as a "Holder" or "Certificateholder" only the Person in whose name a Certificate is registered in the Certificate Register. Any Senior Certificates on which payments are made under the Certificate Insurance Policy shall be deemed to be outstanding and held by the Certificate Insurer to the extent of such payment.

          "Certificate Owner": With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Certificate, as reflected on the books of an indirect participating brokerage firm for which a Depository Participant acts as agent, if any, and otherwise on the books of a Depository Participant, if any, and otherwise on the books of the Depository.

          "Certificate Principal Balance": With respect to each Regular Certificate (other than the Class S Certificate), on any date of determination, an amount equal to the Initial Certificate Principal Balance of such Certificate as specified on the face thereof minus the sum of (i) the aggregate of all amounts previously distributed with respect to such Certificates (or any predecessor Certificate) and applied to reduce the Certificate Principal Balance thereof pursuant to Section 4.01(c), and (ii) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses which were previously allocated to such Certificate (or any predecessor Certificate) pursuant to Section 4.04. With respect to any Class R-I Certificate, the Certificate Principal Balance, on any date of determination, is an amount equal to (a) the Percentage Interest evidenced by such Certificate times (b) the excess, if any, of (i) the then aggregate Stated Principal Balance of the Mortgage Loans (or related REO Properties) over (ii) the sum of the then aggregate Certificate Principal Balances of the Class A Certificates then outstanding. The Class S Certificates have no principal balances.

          "Certificate Register" and "Certificate Registrar": The register maintained and the registrar appointed pursuant to Section 5.02.

          "Class": Collectively, all of the Certificates bearing the same designation.

          "Class A Certificate": Any of the Class A-1, Class A-2 or Class A-3 Certificates.

          "Class A-1 Certificate": Any one of the Class A-1 Certificates, executed and delivered by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A and evidencing an interest designated as a "regular interest" in REMIC II for purposes of REMIC Provisions.

          "Class A-2 Certificate": Any one of the Class A-2 Certificates, executed and delivered by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A and evidencing an interest designated as a "regular interest" in REMIC II for purposes of REMIC Provisions.

          "Class A-3 Certificate": Any one of the Class A-3 Certificates, executed and delivered by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A and evidencing an interest designated as a "regular interest" in REMIC II for purposes of REMIC Provisions.

          "Class A-3 Percentage": With respect to any Distribution Date, the lesser of 100% and a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class A-3 Certificates immediately prior to such Distribution Date and the denominator of which is the aggregate Certificate Principal Balance of the Class A Certificates immediately prior to such Distribution Date.

          "Class A-3 Principal Distribution Amount": With respect to any Distribution Date, the sum of:

          (i) the product of (A) the Class A-3 Percentage and (B) the principal portion of all scheduled monthly payments received or Advances on the Mortgage Loans with respect to the related Due Date;

          (ii) the product of (A) 100% minus the Super Senior Prepayment Percentage and (B) the principal portion of all unscheduled collections received during the preceding calendar month (including, without limitation, full and partial Principal Prepayments made by the respective Mortgagors, all proceeds of a repurchase of a Mortgage Loan, any amounts deposited in connection with a substitute Mortgage Loan, Liquidation Proceeds and Insurance Proceeds (excluding proceeds paid in respect of the Policy)), to the extent not distributed in the preceding month;

          (iii) the product of (A) 100% minus the Super Senior Prepayment Percentage and (B) the principal portion of any Realized Losses incurred on any Mortgage Loans in the calendar month preceding such Distribution Date to the extent of Net Monthly Excess Cash Flow for such Distribution Date; and

          (iv) the product of (A) 100% minus the Super Senior Prepayment Percentage and (B) the amount of any Subordination Increase Amount for such Distribution Date;

          MINUS

          (v) the amount of any Subordination Reduction Amount for such Distribution Date to the extent not in excess of the sum of clauses (i) through (iv) above.

          "Class R-I Certificate": Any one of the Class R-I Certificates executed and delivered by the Trustee substantially in the form annexed hereto as Exhibit B and evidencing an interest designated as a "residual interest" in REMIC I for purposes of the REMIC Provisions.

          "Class R-II Certificate": Any one of the Class R-II Certificates executed and delivered by the Trustee substantially in the form annexed hereto as Exhibit B and evidencing an interest designated as a "residual interest" in REMIC II for purposes of the REMIC Provisions.

          "Class S Certificate": Any one of the Class S Certificates executed and delivered by the Trustee substantially in the form annexed hereto as Exhibit A and evidencing an interest designated as a "regular interest" in REMIC II for purposes of the REMIC Provisions.

          "Closing Date": November 29, 1995.

          "Code": The Internal Revenue Code of 1986.

          "Collateral Value": The appraised value of a Mortgaged Property based upon the lesser of (i) the appraisal (as reviewed and approved by the Seller) made at the time of the origination of the related Mortgage Loan, or (ii) the sales price of such Mortgaged Property at such time of origination. With respect to a Mortgage Loan the proceeds of which were used to refinance an existing mortgage loan, the appraised value of the Mortgaged Property based upon the appraisal (as reviewed and approved by the Seller) obtained at the time of refinancing.

          "Corporate Trust Office": The principal corporate trust office of the Trustee at which at any particular time its corporate trust business related to this Agreement shall be administered, which office at the date of the execution of this Agreement is located at Four Albany Street, New York, New York 10006,
Attention: DLJ Series 1995-5.

          "Cumulative Insurance Payments": As of any time of determination, the aggregate of all Insured Payments previously made by the Certificate Insurer under the Policy, plus interest thereon from the date such amount became due until paid in full at a rate of interest equal to the Late Payment Rate, minus the aggregate of all payments previously made to the Certificate Insurer pursuant to Section 4.01 hereof as reimbursement for Insured Payments.

          "Custodial Account": The custodial account or accounts created and maintained pursuant to Section 3.10 in the name of a depository institution, as custodian for the holders of the Certificates, for the holders of certain other interests in mortgage loans serviced or sold by the Master Servicer and for the Master Servicer, into which the amounts set forth in Section 3.10 shall be deposited directly. Any such account or accounts shall be an Eligible Account.

          "Cut-off Date": November 1, 1995.

          "Debt Service Reduction": With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction constituting a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

          "Deficiency Amount": With respect to the Senior Certificates as of any Distribution Date the sum of (i) any shortfalls in amounts available in the Certificate Account to pay a full month's interest for the related Accrual Period, in the case of the Class A Certificates, on the Certificate Principal Balance thereof at the related Pass-Through Rate and, in the case of the Class S Certificates, on the Notional Amount thereof at the related PassThrough Rate, net of any Prepayment Interest Shortfalls and any interest shortfalls relating to the Relief Act allocated to the Senior Certificates, (ii) any unpaid Preference Amount (as defined in the Policy), (iii) any Realized Loss allocated to the Senior Certificates and (iv) following the termination of the Trust Fund pursuant to Section 9.01, any excess of (A) the Certificate Principal Balance of the Class A Certificates, over (B) the Available Distribution Amount for such date.

          "Deficient Valuation": With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Mortgage Loan, which valuation results from a proceeding initiated by the Mortgagor under the Bankruptcy Code.

          "Definitive Certificate": Any definitive, fully registered
Certificate.

          "Deleted Mortgage Loan": A Mortgage Loan replaced or to be replaced with a Qualified Substitute Mortgage Loan.

          "Delinquency Ratio": With respect to any Distribution Date, the percentage equivalent of a fraction (a) the numerator of which equals the aggregate Stated Principal Balances of all Mortgage Loans that are 60 or more days Delinquent, in foreclosure or converted to REO Properties as of the last day of the related Due Period and (b) the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of such Due Period.

          "Delinquent": A Mortgage Loan is "delinquent" if any payment due thereon is not made by the close of business on the day such payment is scheduled to be due. A Mortgage Loan is "30 days delinquent" if such payment has not been received by the close of business on the corresponding day of the month immediately succeeding the month in which such payment was due, or, if there is no such corresponding day (E.G., as when a 30-day month follows a 31-day month in which a payment was due on the 31st day of such month) then on the last day of such immediately succeeding month. Similarly for "60 days delinquent," "90 days delinquent" and so on.

          "Depositor": DLJ Mortgage Acceptance Corp., or its successor in interest.

          "Depository" The Depository Trust Company, or any successor Depository hereafter named. The nominee of the initial Depository for purposes of registering those Certificates that are to be Book-Entry Certificates is Cede & Co. The Depository shall at all times be a "clearing corporation" as defined in
Section 8-102(3) of the Uniform Commercial Code of the State of New York and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended.

          "Depository Participant": A broker, dealer, bank or other financial institutions or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

          "Determination Date": The 15th day (or if such 15th day is not a Business Day, the Business Day immediately preceding such 15th day) of the month of the related Distribution Date.

          "Disqualified Organization": Any of the following: (i) the United States, any State or any political subdivision thereof, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation, if all of its activities are subject to tax and, except for the FHLMC, a majority of its board of directors is not selected by any such governmental unit), (ii) a foreign government, international organization or any agency or instrumentality of either the foregoing, (iii) an organization (except certain farmers' cooperatives described in Section 521 of the Code) which is exempt from tax imposed by Chapter 1 of the Code (unless such organization is subject to the tax imposed by Section 511 of the Code on unrelated business taxable income) or rural electric and telephone cooperatives described in
Section 1381(a)(2)(C) of the Code or (iv) any other Person so designated by the Trustee based on an Opinion of Counsel provided to the Trustee that the holding of an Ownership Interest in a Residual Certificate by such person may cause the Trust Fund or any Person having an Ownership Interest in any Class of Certificates (other than such person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Residual Certificate to such Person. The terms "United States," "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

          "Distribution Date": The 25th day of any month, or if such 25th day is not a Business Day, the Business Day immediately following such 25th day, commencing in December, 1995.

          "Due Date": The first day of the month of the related Distribution
Date.

          "Due Period": With respect to any Distribution Date, the period commencing on the second day of the month preceding the month of such Distribution Date (or, with respect to the first Due Period, the day following the Cut-off Date) and ending on the related Due Date.

          "Eligible Account": An account maintained with a federal or state chartered depository institution (i) the short-term obligations of which are rated by each of the Rating Agencies in its highest rating at the time of any deposit therein, or (ii) insured by the FDIC (to the limits established by such Corporation), the uninsured deposits in which account are otherwise secured such that, as evidenced by an Opinion of Counsel (obtained by the Person requesting that the account be held pursuant to this clause (ii)) delivered to the Trustee prior to the establishment of such account, the Certificateholders will have a claim with respect to the funds in such account and a perfected first priority security interest against any collateral (which shall be limited to Permitted Instruments, each of which shall mature not later than the Business

Day immediately preceding the Distribution Date next following the date of investment in such collateral or the Distribution Date if such Permitted Instrument is an obligation of the institution that maintains the Certificate Account or Custodial Account) securing such funds that is superior to claims of any other depositors or general creditors of the depository institution with which such account is maintained or (iii) a trust account or accounts maintained with a federal or state chartered depository institution or trust company with trust powers acting in its fiduciary capacity or (iv) an account or accounts of a depository institution acceptable to the Rating Agencies (as evidenced in writing by the Rating Agencies that use of any such account as the Custodial Account or the Certificate Account will not have an adverse effect on the then-current ratings assigned to the Classes of the Certificates then rated by the Rating Agencies). Eligible Accounts may bear interest.

          "Event of Default": One or more of the events described in Section
7.01.

          "Excess Bankruptcy Loss": Any Bankruptcy Loss, or portion thereof, which exceeds the then applicable Bankruptcy Amount.

          "Excess Fraud Loss": Any Fraud Loss, or portion thereof, which exceeds the then applicable Fraud Loss Amount.

          "Excess Proceeds": As defined in Section 3.22.

          "Excess Losses": Excess Special Hazard Losses, Extraordinary Losses, Excess Bankruptcy Losses and Excess Fraud Losses.

          "Excess Special Hazard Loss": Any Special Hazard Loss, or portion thereof, that exceeds the then applicable Special Hazard Amount.

          "Extraordinary Events": Any of the following conditions with respect to a Mortgaged Property or Mortgage Loan causing or resulting in a loss which causes the liquidation of such Mortgage Loan:

          (a) losses which are otherwise covered by the fidelity bond and the errors and omissions insurance policy maintained pursuant to Section 3.18, but are in excess of the coverage maintained thereunder;

          (b) nuclear reaction or nuclear radiation or radioactive contamination, all whether controlled or uncontrolled, or remote or be in whole or in part caused by, contributed to or aggravated by a peril covered by the definition of the term "Special Hazard Loss";

          (c) hostile or warlike action in time of peace or war, including action in hindering, combatting or defending against an actual, impending or expected attack;

               1. by any government or sovereign power, de jure or de facto, or by any authority maintaining or using military, naval or air forces; or

               2. by military, naval or air forces; or

               3. by an agent of any such government, power, authority or forces;

          (d) any weapon of war employing atomic fission or radioactive force whether in time of peace or war; or

          (e) insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combatting or defending against such an occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority; or risks of contraband or illegal transportation or trade.

          "Extraordinary Losses": Any loss incurred on a Mortgage Loan caused by or resulting from an Extraordinary Event.

          "FDIC": Federal Deposit Insurance Corporation or any successor.

          "FHLMC": Federal Home Loan Mortgage Corporation or any successor.

          "FNMA": Federal National Mortgage Association or any successor.

          "Fraud Loss Amount": As of any date of determination after the Cut-off Date an amount equal to: (X) prior to the first Anniversary of the Cut-off Date, an amount equal to 3% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the Cut-off Date minus the Fraud Losses allocated solely to Net Monthly Excess Cash Flow, the Class R-I Certificates and the Class A-3 Certificates in accordance with Section 4.04 up to such date of determination, and (Y) from and including the first to the second Anniversary, an amount equal to (1) the lesser of (a) the Fraud Loss Amount as of the most recent Anniversary and (b) 2% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the most recent Anniversary minus (2) the Fraud Losses allocated solely to Net Monthly Excess Cash Flow, the Class R-I Certificates and the Class A-3 Certificates in accordance with Section 4.04 since the most recent Anniversary; and (Z) from the second to the fifth Anniversary, an amount equal to (1) the lesser of (a) the Fraud Loss Amount as of the most recent Anniversary and (b) 1% of the aggregate principal balance of all of the Mortgage Loans as of the most recent Anniversary minus (2) the aggregate amounts allocated to Net Monthly Excess Cash Flow, the Class R-I Certificates and the Class A-3 Certificates with respect to Fraud Losses since the most recent Anniversary up to such date of determination. On and after the fifth Anniversary the Fraud Loss Amount shall be zero.

          "Fraud Losses": Realized Losses on Mortgage Loans as to which there was fraud in the origination of such Mortgage Loan.

          "Funding Date": With respect to each Mortgage Loan, the date on which funds were advanced by or on behalf of the Seller and interest began to accrue thereunder.

          "Initial Certificate Principal Balance": With respect to each Class of Regular Certificates (other than the Class S Certificates), the Certificate Principal Balance of such Class of Certificates as of the Cut-off Date as set forth in the Preliminary Statement hereto.

          "Insurance Account": The account or accounts created and maintained pursuant to Section 4.07, which shall be entitled, "Bankers Trust Company, in trust for the registered holders of DLJ Mortgage Acceptance Corp., Mortgage Pass-Through Certificates, Series 1995-5, Senior Certificates", and which must be an Eligible Account.

          "Insurance Agreement": The Insurance Agreement, dated as of November 1, 1995, among the Master Servicer, the Depositor, the Trustee and the Certificate Insurer relating to the Policy.

          "Insured Payment": With respect to any Distribution Date, the amount of the payment by the Certificate Insurer under the Policy received by the Trustee pursuant to Section 4.07.

          "Insurance Policy": With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement in respect of such Mortgage Loan.

          "Insurance Proceeds": Proceeds paid in respect of the Mortgage Loans pursuant to any Primary Hazard Insurance Policy, any title insurance policy or any other insurance policy (excluding the Policy) covering a Mortgage Loan, to the extent such proceeds are not applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the procedures that the Master Servicer would follow in servicing mortgage loans held for its own account.

          "Late Collections": With respect to any Mortgage Loan, all amounts received during any Due Period, whether as late payments of Monthly Payments or as Insurance

Proceeds, Liquidation Proceeds or otherwise, which represent late payments or collections of Monthly Payments due but delinquent for a previous Due Period and not previously recovered.

          "Late Payment Rate": As defined in the Insurance Agreement.

          "Liquidation Proceeds": Amounts (other than Insurance Proceeds) received by the Master Servicer in connection with the taking of an entire Mortgaged Property by exercise of the power of eminent domain or condemnation or in connection with the liquidation of a defaulted Mortgage Loan through trustee's sale, foreclosure sale or otherwise, other than amounts received in respect of any REO Property.

          "Loan-to-Value Ratio": As of any date, the fraction, expressed as a percentage, the numerator of which is the current principal balance of the related Mortgage Loan at the date of determination and the denominator of which is the Collateral Value of the related Mortgaged Property.

          "Master Servicer": Imperial Credit Industries, Inc., or any successor master servicer appointed as herein provided.

          "Monthly Payment": With respect to any Mortgage Loan, the scheduled monthly payment of principal and interest on such Mortgage Loan which is payable by a Mortgagor or from any related Buydown Funds from time to time under the related Mortgage Note as originally executed (after adjustment, if any, for Principal Prepayments and for Deficient Valuations occurring prior to such Due Date, and after any adjustment by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period).

          "Moody's": Moody's Investors Service, Inc.

          "Mortgage": The mortgage, deed of trust or any other instrument securing the Mortgage Loan.

          "Mortgage File": The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement; provided, that whenever the term "Mortgage File" is used to refer to documents actually received by the Trustee, such term shall not be deemed to include such additional documents required to be added unless they are actually so added.

          "Mortgage Loan": Each of the mortgage loans, transferred and assigned to the Trustee pursuant to Section 2.01 or Section 2.03 and from time to time held in REMIC I (including any Qualified Substitute Mortgage Loans), the Mortgage Loans so transferred, assigned and held being identified in the Mortgage Loan Schedule. As used herein, the term "Mortgage Loan" includes the related Mortgage Note and Mortgage.

          "Mortgage Loan Purchase Agreement": The Mortgage Loan Purchase Agreement between the Seller and the Depositor, dated as of November 29, 1995.

          "Mortgage Loan Schedule": As of any date of determination, the schedule of Mortgage Loans included in REMIC I. The initial schedule of Mortgage Loans with accompanying information transferred on the Closing Date to the Trustee as part of REMIC I for the Certificates, attached hereto as Exhibit H (as amended from time to time to reflect the addition of Qualified Substitute Mortgage Loans) (and, for purposes of the Trustee's review of the Mortgage Files pursuant to Section 2.02, in computer-readable form as delivered to the Trustee), which list shall set forth the following information with respect to each Mortgage Loan:

          (i)       the loan number and name of the Mortgagor;

          (ii) the street address, city, state and zip code of the Mortgaged Property;

          (iii)     the maturity date;

          (iv)      the original principal balance;

          (v)       the first payment date;

          (vi)      the type of Mortgaged Property;

          (vii)     the Monthly Payment in effect as of the Cut-off Date;

          (viii)    the principal balance as of the Cut-off Date;

          (ix)      the Mortgage Rate;

          (x)       the occupancy status;

          (xi)      the purpose of the Mortgage Loan;

          (xii)     the Collateral Value of the Mortgaged Property;

          (xiii)    the original term to maturity;

          (xiv)     the paid-through date of the Mortgage Loan;

          (xvi)     the Servicing Fee Rate; and

          (xvii)    the Net Mortgage Rate for such Mortgage Loan;

          (xviii)   the documentation type;

          (xix)     the underwriting program; and

          (xx)      whether such Mortgage Loan is a Buydown Mortgage Loan.

          The Mortgage Loan Schedule may be in the form of more than one schedule, collectively setting forth all of the information required.

          "Mortgage Note": The note or other evidence of the indebtedness of a Mortgagor under a Mortgage Loan.

          "Mortgage Rate": With respect to any Mortgage Loan, the fixed annual rate at which interest accrues on such Mortgage Loan, as provided in the Mortgage Note.

          "Mortgaged Property": The underlying property securing a Mortgage
Loan.

          "Mortgagor": The obligor or obligors on a Mortgage Note.

          "Net Monthly Excess Cash Flow": As of any Distribution Date, the excess of (x) the Available Distribution Amount on such Distribution Date over
(y) the sum of (i) the interest payable to the Holders of the Senior Certificates on such Distribution Date pursuant to Section 4.01(c)(i) and
(c)(iii) and the aggregate of the amounts described in clauses (i) and (ii) of each of the definition of Super Senior Principal Distribution Amount and the definition of Class A-3 Principal Distribution Amount and (ii) Cumulative Insurance Payments, if any, as of such Distribution Date.

          "Net Mortgage Rate": With respect to each Mortgage Loan Due Date, a per annum rate of interest equal to the applicable Mortgage Rate on such Mortgage Loan less the sum of (i) the per annum rate at which the Trustee's Fee accrues, (ii) the Servicing Fee Rate and (iii) the Certificate Insurer Premium Rate.

          "Nonrecoverable Advance": Any Advance previously made or proposed to be made in respect of a Mortgage Loan which, in the good faith judgment of the Master Servicer, will not or, in the case of a proposed Advance, would not be ultimately recoverable from related

Late Collections, Insurance Proceeds, Liquidation Proceeds or REO Proceeds. The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance would constitute a Nonrecoverable Advance, shall be evidenced by an Officers' Certificate delivered to the Depositor and the Trustee.

          "Notional Amount": With respect to the Class S Certificates, as of any Distribution Date, an amount equal to the Certificate Principal Balance of the Class A-1 Certificates immediately prior to such date.

          "Non-United States Person": Any Person other than a United States Person.

          "Officers' Certificate": A certificate signed by the Chairman of the Board, the Vice Chairman of the Board, the President or a vice president and by the Treasurer, the Secretary, or one of the assistant treasurers or assistant secretaries of the Master Servicer or of the Sub-Servicer and delivered to the Depositor, Trustee and Certificate Insurer.

          "Opinion of Counsel": A written opinion of counsel, who may be counsel for the Depositor or the Master Servicer, reasonably acceptable to the Trustee and Certificate Insurer; except that any opinion of counsel relating to (a) the qualification of any account required to be maintained pursuant to this Agreement as an Eligible Account, (b) qualification of the Trust Fund as a REMIC, (c) compliance with the REMIC Provisions or (d) resignation of the Master Servicer pursuant to Section 6.04 must be an opinion of counsel who (i) is in fact independent of the Depositor and the Master Servicer, (ii) does not have any direct financial interest or any material indirect financial interest in the Depositor or the Master Servicer or in an affiliate of either and (iii) is not connected with the Depositor or the Master Servicer as an officer, employee, director or person performing similar functions.

          "OTS": Office of Thrift Supervision or any successor.

          "Outstanding Mortgage Loan": As to any Due Date, a Mortgage Loan (including an REO Property) which was not the subject of a Principal Prepayment in full, Cash Liquidation or REO Disposition and which was not purchased prior to such Due Date pursuant to Sections 2.02 or 2.04.

          "Ownership Interest": As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

          "Pass-Through Rate": With respect to the Class S Certificates, a fixed rate equal to 0.15% per annum; with respect to the Class A-1 Certificates, a fixed rate equal to 7.10% per annum; and with respect to the Class A-2 and Class A-3 Certificates, a fixed rate equal to 7.25% per annum. The Class R-I Certificates have no Pass-Through Rate.


          "Policy": The Certificate Guaranty Insurance Policy No. 19943 issued by the Certificate Insurer in respect of the Senior Certificates, a copy of which is attached hereto as Exhibit K.

          "Percentage Interest": With respect to any Class A-1, Class A-2 or Class A-3 Certificate, the undivided beneficial ownership interest in the related Class evidenced by such Certificate, which as to each such Certificate shall be equal to the initial Certificate Principal Balance thereof divided by the aggregate initial Certificate Principal Balance of all of the Certificates of the same Class, expressed as a percentage carried to four decimal places. With respect to any Class S, Class R-I or Class R-II Certificate, the interest in distributions to be made with respect to such Class evidenced thereby, expressed as a percentage carried to four decimal places, as stated on the face of such Certificate.

          "Permitted Instruments": Any one or more of the following:

          (i) direct obligations of, or obligations fully guaranteed as to principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States;

          (ii) certificates of deposit, time deposits, demand deposits and bankers' acceptances of any bank or trust company incorporated under the laws of the United States or any state thereof or the District of Columbia, provided that the short-term commercial paper of such bank or trust company (or, in the case of the principal depository institution in a depository institution holding company, the long-term unsecured debt obligations of the depository institution holding company) at the date of acquisition thereof has been rated by each Rating Agency in its highest short-term rating;

          (iii) commercial paper (having original maturities of not more than nine months) of any corporation incorporated under the laws of the United States or any state thereof or the District of Columbia which on the date of acquisition has been rated by each Rating Agency in its highest short-term rating;

          (iv) money market funds rated not less than "AAA" by Standard & Poor's and not less than "Aaa" by Moody's; and

          (v) any other obligation or security acceptable to the Certificate Insurer and each Rating Agency (as certified by a letter from the Certificate Insurer and each Rating

     Agency to the Trustee), in the case of each Rating Agency, in respect of mortgage pass-through certificates rated in one of its two highest rating categories;

provided, that no such instrument shall be a Permitted Instrument if such instrument evidences either (a) the right to receive interest only payments with respect to the obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument where the principal and interest payments with respect to such instrument provide a yield to maturity exceeding 120% of the yield to maturity at par of such underlying obligation.

          "Permitted Transferee": Any transferee of a Residual Certificate other than a Disqualified Organization or a Non-United States Person.

          "Person": Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

          "Prepayment Assumption": A Standard Prepayment Assumption ("SPA") of 400% per annum, used solely for determining the rate of accrual of original issue discount, market discount and amortizable premium on the Certificates for federal income tax purposes. An SPA represents an annualized constant assumed rate of prepayment each month of a pool of mortgage loans relative to its then outstanding principal balance for the life of such mortgage loans.

          "Prepayment Interest Shortfall": With respect to any Distribution Date, for each Mortgage Loan that was the subject of a Principal Prepayment in full or in part during the related Prepayment Period, an amount equal to the amount of interest that would have accrued at the applicable Net Mortgage Rate on the principal balance of such Mortgage Loan immediately prior to such prepayment.

          "Prepayment Period": As to any Distribution Date, the calendar month preceding the month in which such Distribution Date occurs.

          "Primary Hazard Insurance Policy": Each primary hazard insurance policy required to be maintained pursuant to the first or the second paragraph of Section 3.13.

          "Primary Mortgage Insurance Policy": A policy of primary mortgage guaranty insurance issued by an insurer meeting the FNMA and FHLMC qualifications.

          "Principal Prepayment": Any payment of principal made by the Mortgagor on a Mortgage Loan which is received in advance of its scheduled Due Date and which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

          "Purchase Price": With respect to any Mortgage Loan (or REO Property) required to be purchased pursuant to Section 2.02 or 2.04 or that the Seller is entitled to repurchase pursuant to Section 3.22, an amount equal to the sum of
(i) 100% of the Stated Principal Balance thereof, (ii) unpaid accrued interest (or REO Imputed Interest) at the applicable Net Mortgage Rate plus a rate equal to the Certificate Insurer Premium Rate on the Stated Principal Balance thereof outstanding during each Due Period that such interest was not paid or advanced, from the date through which interest was last paid by the Mortgagor or advanced and distributed to Certificateholders together with unpaid Servicing Fees from the date through which interest was last paid by the Mortgagor, in each case to the first day of the month in which such Purchase Price is to be distributed, plus (iii) the aggregate of all Advances made in respect thereof that were not previously reimbursed.

          "Qualified Substitute Mortgage Loan": A Mortgage Loan substituted by the Depositor for a Deleted Mortgage Loan which must, on the date of such substitution, as confirmed in an Officers' Certificate delivered to the Trustee,
(i) have an outstanding principal balance, after deduction of the principal portion of the monthly payment due in the month of substitution (or in the case of a substitution of more than one Mortgage Loan for a Deleted Mortgage Loan, an aggregate outstanding principal balance, after such deduction), not in excess of the Stated Principal Balance of the Deleted Mortgage Loan (the amount of any shortfall to be paid to the Master Servicer for deposit in the Custodial Account in the month of substitution); (ii) have a Mortgage Rate and a Net Mortgage Rate no lower than and not more than 1% per annum higher than the Mortgage Rate and Net Mortgage Rate, respectively, of the Deleted Mortgage Loan as of the date of substitution; (iii) have a Loan-to-Value Ratio at the time of substitution no higher than that of the Deleted Mortgage Loan at the time of substitution; (iv) have a remaining term to stated maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan; (v) comply with each representation and warranty set forth in Section 2.04 hereof; and (vi) be covered by a Primary Insurance Policy if such Qualified Substitute Mortgage Loan has a Loan-to-Value Ratio in excess of 80%.

          "Rating Agency": Moody's and Standard & Poor's or each of their successors. If such agencies and their successors are no longer in existence, "Rating Agency" shall be such nationally recognized statistical rating agency, or other comparable Person, designated by the Depositor and the Certificate Insurer, notice of which designation shall be given to the Trustee and Master Servicer. References herein to the two highest long term debt rating categories of a Rating Agency shall mean "Aa2" or better in the case of Moody's, and "AA" or better in the case of Standard & Poor's and references herein to the highest short-term debt rating of a Rating Agency shall mean "A-1+" in the case of Standard & Poor's, and "Prime-1" in the case of

Moody's, and in the case of any other Rating Agency such references shall mean such rating categories without regard to any plus or minus.

          "Realized Loss": With respect to each Mortgage Loan or REO Property as to which a Cash Liquidation or REO Disposition has occurred, an amount (not less than zero) equal to (i) the Stated Principal Balance of the Mortgage Loan as of the date of Cash Liquidation or REO Disposition, plus (ii) interest (and REO Imputed Interest, if any) at the Net Mortgage Rate from the Due Date as to which interest was last paid or advanced to Certificateholders up to the first day of the month following the Cash Liquidation or REO Disposition on the Stated Principal Balance of such Mortgage Loan outstanding during each Due Period that such interest was not paid or advanced, minus (iii) the proceeds, if any, received during the month in which such Cash Liquidation or REO Disposition occurred, to the extent applied as recoveries of interest at the Net Mortgage Rate and to principal of the Mortgage Loan, net of the portion thereof reimbursable to the Master Servicer or any Sub-Servicer with respect to related Advances not previously reimbursed. With respect to each Mortgage Loan which has become the subject of a Deficient Valuation, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation.

          "Record Date": The last Business Day of the month immediately preceding the month of the related Distribution Date.

          "Regular Certificate": Any of the Certificates other than a Class R-I or Class R-II Certificate.

          "Relief Act": The Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

          "REMIC": A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

          "REMIC I": The segregated pool of assets subject hereto, constituting the primary trust created hereby and to be administered hereunder, with respect to which a REMIC election is to be made, consisting of: (i) the Mortgage Loans (exclusive of payments of principal and interest due on or before the Cut-off Date, if any) as from time to time are subject to this Agreement and all payments under and proceeds of the Mortgage Loans (exclusive of any prepayment fees and late payment charges received on the Mortgage Loans), together with all documents included in the related Mortgage File, subject to Section 2.01; (ii) such funds or assets as from time to time are deposited in the Custodial Account or the Certificate Account; (iii) any REO Property; (iv) the Primary Hazard Insurance Policies, if any, and all other Insurance Policies with respect to the Mortgage Loans; and (v) the Depositor's and the Certificate Insurer's interest in respect of the representations and warranties made by the Seller in the Mortgage Loan Purchase Agreement as assigned to the Trustee pursuant to
Section 2.04 hereof.

          "REMIC I Certificates": The Class R-I Certificates.

          "REMIC II": The segregated pool of assets consisting of the Uncertificated REMIC I Regular Interests conveyed in trust to the Trustee for the benefit of the holders of the Class S, Class A-1, Class A-2 and Class A-3 Certificates and the Certificate Insurer pursuant to Section 2.07, with respect to which a separate REMIC election is to be made.

          "REMIC II Certificates": Any of the Class S, Class A-1, Class A-2, Class A-3 and Class R-II Certificates.

          "REMIC Provisions": Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and proposed, temporary and final regulations and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

          "Remittance Report": A report prepared by the Master Servicer providing the information set forth in Exhibit E attached hereto.

          "REO Acquisition": The acquisition by the Master Servicer on behalf of the Trustee for the benefit of the Certificateholders of any REO Property pursuant to Section 3.15.

          "REO Disposition": The receipt by the Master Servicer of Insurance Proceeds, Liquidation Proceeds and other payments and recoveries (including proceeds of a final sale) which the Master Servicer expects to be finally recoverable from the sale or other disposition of the REO Property.

          "REO Imputed Interest": As to any REO Property, for any period, an amount equivalent to interest (at the Mortgage Rate that would have been applicable to the related Mortgage Loan had it been outstanding) on the unpaid principal balance of the Mortgage Loan as of the date of acquisition thereof (as such balance is reduced pursuant to Section 3.15 by any income from the REO Property treated as a recovery of principal).

          "REO Proceeds": Proceeds, net of directly related expenses, received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property and of any REO Disposition), which proceeds are required to be deposited into the Custodial Account as and when received.

          "REO Property": A Mortgaged Property acquired by the Master Servicer through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

          "Request for Release": A release signed by a Servicing Officer, in the form of Exhibits F-1 or F-2 attached hereto.

          "Required Subordinated Amount": With respect to any Distribution Date, an amount equal to the greater of (i) 0.95% of the aggregate Cut-off Date Stated Principal Balance of the Mortgage Loans, and (ii) two times the excess of (A) 50% of the aggregate Stated Principal Balance of the Mortgage Loans which are 91 or more days Delinquent (including REO Properties) as of such date over (B) three times the current Net Monthly Excess Cash Flow for such Distribution Date; provided, however, that so long as (x) no Trigger Event has occurred and is continuing as of such Distribution Date, and has not been waived by the Certificate Insurer, and (y) no claim has been made on the Policy by the Trustee, which in the reasonable judgment of the Certificate Insurer would not be reimbursed as an Insured Payment pursuant to Section 4.01 due to insufficient collections on the Mortgage Loans, with respect to any Distribution Date after the later to occur of (a) the 30th Distribution Date following the Cut-off Date and (b) the first Distribution Date on which the Stated Principal Balance of the Mortgage Loans, after giving effect to distributions to be made on such Distribution Date, is equal to or less than 50% of the aggregate Cut-off Date Stated Principal Balance of the Mortgage Loans, the Required Subordinated Amount will equal the greater of (i) the lesser of (A) 0.95% of the aggregate Cut-off Date Stated Principal Balance of the Mortgage Loans and (B) 1.90% times the then outstanding aggregate Stated Principal Balance of the Mortgage Loans, (ii) two times the excess of (A) 50% of the aggregate Stated Principal Balance of the Mortgage Loans which are 91 or more days Delinquent (including REO Properties) as of such date over (B) three times the current Net Monthly Excess Cash Flow for such Distribution Date, and (iii) $300,000.

          "Residual Certificate": Any Class R-I or Class R-II Certificate.

          "Responsible Officer": When used with respect to the Trustee, the Chairman or Vice Chairman of the Board of Directors or Trustees, the Chairman or Vice Chairman of the Executive or Standing Committee of the Board of Directors or Trustees, the President, the Chairman of the Committee on Trust Matters, any vice president, any assistant vice president, the Secretary, any assistant secretary, the Treasurer, any assistant treasurer, the Cashier, any assistant cashier, any trust officer or assistant trust officer, the Controller and any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

          "Rolling Three Month Delinquency Rate": As of any Distribution Date, the fraction, expressed as a percentage, equal to the average of the Delinquency Ratio for each of the three (or one and two, in the case of the first and second Distribution Dates) immediately preceding Due Periods.

          "Seller": Imperial Credit Industries, Inc., or its successor in interest.

          "Senior Certificate": Any of the Class S, Class A-1, Class A-2 or Class A-3 Certificates.

          "Servicing Account": The account or accounts created and maintained pursuant to Section 3.09.

          "Servicing Advances": All customary, reasonable and necessary "out of pocket" costs and expenses incurred in connection with a default, delinquency or other unanticipated event in the performance by the Master Servicer of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property, (ii) any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of any REO Property and (iv) compliance with the obligations under the second paragraph of Section 3.01 and Section 3.09.

          "Servicing Fee": As to each Mortgage Loan, an amount, payable out of any payment of interest on the Mortgage Loan, equal to interest at the Servicing Fee Rate on the Stated Principal Balance of such Mortgage Loan for the calendar month preceding the month in which the payment is due (alternatively, in the event such payment of interest accompanies a Principal Prepayment in full made by the Mortgagor, interest for the number of days covered by such payment of interest).

          "Servicing Fee Rate": With respect to each Mortgage Loan, the per annum rate of 0.25%.

          "Servicing Officer": Any officer of the Master Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans, whose name appears on a list of servicing officers furnished to the Trustee and the Certificate Insurer by the Master Servicer, as such list may from time to time be amended.

          "Single Certificate": A Certificate of any Class evidencing an Initial Certificate Principal Balance of $1,000.

          "Special Hazard Amount": As of any Distribution Date, an amount equal to $1,300,000 (the initial "Special Hazard Amount") minus the sum of (i) the aggregate amount of

Special Hazard Losses allocated solely to Net Monthly Excess Cash Flow, the Class R-I Certificates and the Class A-3 Certificates in accordance with Section
4.04 and (ii) the Adjustment Amount (as defined below) as most recently calculated. For each Anniversary, the Adjustment Amount shall be calculated and shall be equal to the amount, if any, by which the amount calculated in accordance with the preceding sentence (without giving effect to the deduction of the Adjustment Amount for such Anniversary) exceeds the greater of (A) the product of the Special Hazard Percentage for such Anniversary multiplied by the outstanding principal balance of all the Mortgage Loans on the Distribution Date immediately preceding such Anniversary and (B) twice the outstanding principal balance of the Mortgage Loan in the Trust Fund which has the largest outstanding principal balance on the Distribution Date immediately preceding such Anniversary.

          "Special Hazard Loss": Any Realized Loss suffered by a Mortgaged Property on account of direct physical loss, but not including (i) any loss of a type covered by a hazard insurance policy or a flood insurance policy required to be maintained in respect to such Mortgaged Property pursuant to Section 3.13 to the extent of the amount of such loss covered thereby, or (ii) any Extraordinary Loss.

          "Special Hazard Percentage": As of each Anniversary, the greater of
(i) 1.00% and (ii) the largest percentage obtained by dividing the aggregate outstanding principal balance (as of the immediately preceding Distribution
Date) of the Mortgage Loans secured by Mortgaged Properties located in a single, five-digit zip code area in the State of California by the outstanding principal balance of all the Mortgage Loans as of such immediately preceding Distribution Date.

          "Standard & Poor's": Standard & Poor's Ratings Services, a division of The McGraw Hill Companies, Inc., or its successor in interest.

          "Startup Day": The day designated as such pursuant to Article X hereof.

          "Stated Principal Balance": With respect to any Mortgage Loan or related REO Property at any given time, (i) the principal balance of the Mortgage Loan outstanding as of the Cut-off Date, after application of principal payments due on or before such date, whether or not received, minus (ii) the sum of (a) the principal portion of the Monthly Payments due with respect to such Mortgage Loan or REO Property during each Due Period ending prior to the most recent Distribution Date which were received or with respect to which an Advance was made, and (b) all Principal Prepayments with respect to such Mortgage Loan or REO Property, and all Insurance Proceeds, Liquidation Proceeds and net income from a REO Property to the extent applied by the Master Servicer as recoveries of principal in accordance with Section 3.15 with respect to such Mortgage Loan or REO Property, which were distributed pursuant to

Section 4.01 on any previous Distribution Date, and (c) any Realized Loss with respect thereto allocated pursuant to Section 4.04 for any previous Distribution Date.

          "Subordinated Amount": As of any Distribution Date, the excess, if any, of (a) the aggregate Stated Principal Balances of the Mortgage Loans immediately following such Distribution Date over (b) the Certificate Principal Balance of the Senior Certificates as of such Distribution Date (after taking into account the payment, on such Distribution Date, of the amounts described in clauses (i) through (iii) of each of the definition of Super Senior Principal Distribution Amount and the definition of Class A-3 Principal Distribution Amount).

          "Subordination Deficiency Amount": With respect to any Distribution Date, the excess, if any, of (a) the Required Subordination Amount applicable to such Distribution Date over (b) the Subordinated Amount applicable to such Distribution Date prior to taking into account the payment of any related Subordination Increase Amount on such Distribution Date.

          "Subordination Increase Amount": With respect to any Distribution Date, the lesser of (a) the Subordination Deficiency Amount as of such Distribution Date (after taking into account the payment of the Super Senior Principal Distribution Amount and the Class A-3 Principal Distribution Amount on such Distribution Date (exclusive of the payment of any Subordination Increase Amount) and (b) the amount of Net Monthly Excess Cash Flow on such Distribution Date as reduced by any Cumulative Insurance Payments or by Realized Losses allocated thereto with respect to such Distribution Date pursuant to Section 4.04.

          "Subordination Reduction Amount": With respect to any Distribution Date, an amount equal to the lesser of (a) the excess, if any, of (x) the Subordinated Amount that would exist following such Distribution Date following payment of the Super Senior Principal Distribution Amount and the Class A-3 Principal Distribution Amount (exclusive of any reductions thereto attributable to the related Subordinated Reduction Amount) over (y) the related Required Subordinated Amount for such Distribution Date and (b) the sum of the amounts for such Distribution Date specified in clauses (i) and (ii) of each of the definition of Super Senior Principal Distribution Amount and the definition of Class A-3 Principal Distribution Amount.

          "Sub-Servicer": Any Person with which the Master Servicer has entered into a Sub-Servicing Agreement and which meets the qualifications of a Sub-Servicer pursuant to Section 3.02.

          "Sub-Servicer Remittance Date": The 18th day of each month, or if such day is not a Business Day, the immediately preceding Business Day.

          "Sub-Servicing Account": An account established by a Sub-Servicer which meets the requirements set forth in Section 3.08 and is otherwise acceptable to the Master Servicer.

          "Sub-Servicing Agreement": The written contract between the Master Servicer and a Sub-Servicer and any successor Sub-Servicer relating to servicing and administration of certain Mortgage Loans as provided in Section 3.02.

          "Super Senior Certificate": Any of the Class S, Class A-1 or Class A-2 Certificates.

          "Super Senior Percentage": With respect to any Distribution Date, the lesser of 100% and a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Super Senior Certificates immediately prior to such Distribution Date and the denominator of which is the aggregate Certificate Principal Balance of all of the Class A Certificates immediately prior to such Distribution Date.

          "Super Senior Prepayment Percentage": With respect to any Distribution Date, the Super Senior Prepayment Percentage shall be as set forth in the following table:


DISTRIBUTION DATE                               SENIOR PREPAYMENT PERCENTAGE
-----------------                               ----------------------------

December 1995 through                           100%
November 2000

December 2000 through                           Super Senior Percentage, plus
November 2001                                   70% of the difference between
                                                100% and the Super Senior
                                                Percentage

December 2001 through                           Super Senior Percentage, plus
November 2002                                   60% of the difference between
                                                100% and the Super Senior
                                                Percentage

December 2002 through                           Super Senior Percentage, plus
November 2003                                   40% of the difference between
                                                100% and the Super Senior
                                                Percentage

December 2003 through                           Super Senior Percentage, plus
November 2004                                   20% of the difference between
                                                100% and the Super Senior
                                                Percentage

December 2004 and                               Super Senior Percentage
thereafter


Notwithstanding the foregoing, upon the reduction of the aggregate Certificate Principal Balance of the Super Senior Certificates to zero, the Super Senior Prepayment Percentage shall thereafter be 0%. In respect to any Distribution Date on which the Super Senior Percentage is greater than the original Super Senior Percentage, the Super Senior Prepayment Percentage for such Distribution shall be 100%.

          "Super Senior Principal Distribution Amount": With respect to any Distribution Date, the sum of:

          (i) the product of (A) the Super Senior Percentage and (B) the principal portion of all scheduled monthly payments on the Mortgage Loans received or Advances on the Mortgage Loans with respect to the related Due Date;

          (ii) the product of (A) the Super Senior Prepayment Percentage and (B) the principal portion of all unscheduled collections received during the preceding calendar month (including, without limitation, full or partial Principal Prepayments made by the respective Mortgagors, all proceeds of a repurchase of a Mortgage Loan, any amounts deposited in connection with a substitute Mortgage Loan, Liquidation Proceeds and Insurance Proceeds (excluding proceeds paid in respect of the Policy)), to the extent not distributed in the preceding month;

          (iii) the product of (A) the Super Senior Prepayment Percentage and
     (B) the principal portion of any Realized Losses incurred (or deemed to have been incurred) on any Mortgage Loans in the calendar month preceding such Distribution Date to the extent covered by Net Monthly Excess Cash Flow for such Distribution Date;

          (iv) the product of (A) the Super Senior Prepayment Percentage and (B) the amount of any Subordination Increase Amount for such Distribution Date;

          MINUS

          (v) the amount of any Subordination Reduction Amount for such Distribution Date to the extent not allocated to the Class A-3 Certificates on such Distribution Date.

          "Tax Returns": The federal income tax return on Internal Revenue Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of REMIC I and REMIC II due to their classification as REMICs under the REMIC Provisions, together with any and all other information, reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

          "Transfer": Any direct or indirect transfer, sale, pledge, hypothecation or other form of assignment of any Ownership Interest in a Certificate.

          "Transferor": Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

          "Trigger Event": As of any Distribution Date, the occurrence of any of the following:

          (a) The Rolling Three-Month Delinquency Rate is greater than 6%; or

          (b) The 12 Month Loss Amount is greater than or equal to 1.25% of the aggregate Stated Principal Balance at the beginning of the 12th preceding Due Period; or

          (c) the aggregate Realized Losses on the Mortgage Loans exceed (a) with respect to the 30th Distribution Date through and including the 36th Distribution Date, 1.00% of the aggregate Cut-off Date Principal Balance,
     (b) with respect to the 37th Distribution Date through the 49th Distribution Date, 1.25% of the aggregate Cut-off Date Principal Balance, and (c) with respect to all Distribution Dates after the 49th Distribution Date, 1.50% of the aggregate Cut-off Date Principal Balance.

          "Trustee": Bankers Trust Company, or its successor in interest, or any successor trustee appointed as herein provided.

          "Trustee's Fee": As to each Mortgage Loan and as the Distribution Date, an amount, payable out of any payment of interest on the Mortgage Loan, equal to interest at 0.01% per annum on the Stated Principal Balance of such Mortgage Loan as of the Due Date immediately preceding the month in which such Distribution Date occurs.

          "Trust Fund": REMIC I and REMIC II.

          "12 Month Loss Amount": With respect to any Distribution Date, an amount equal to the aggregate of all Realized Losses on the Mortgage Loans during the 12 preceding Due Periods.

          "Uninsured Cause": Any cause of damage to property subject to a Mortgage such that the complete restoration of such property is not fully reimbursable by the hazard insurance policies or flood insurance policies required to be maintained pursuant to Section 3.13.

          "United States Person": A citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States is includable in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States. United States shall have the meaning set forth in Section 7701 of the Code or successor provisions.

          "Uncertificated Accrued Interest": With respect to each Uncertificated REMIC I Regular Interest on each Distribution Date, an amount equal to one month's interest at the related Uncertificated Pass-Through Rate on the principal balance of the related Uncertificated REMIC I Regular Interest. Uncertificated Accrued Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months. In each case, Uncertificated Accrued Interest will be reduced by the amount of all shortfalls as provided in the definition of "Accrued Certificate Interest," on a pro rata basis.

          "Uncertificated Pass-Through Rate": With respect to each Uncertificated REMIC I Regular Interest, a rate per annum equal to 7.25%.

          "Uncertificated REMIC I Regular Interest X": The non-certificated beneficial ownership interests in REMIC I having a principal balance equal to the Certificate Principal Balance of the Class A-1 Certificates and designated as a "Regular Interest" in REMIC I.

          "Uncertificated REMIC I Regular Interest Z": The non-certificated beneficial ownership interests in REMIC I having a principal balance equal to the Certificate Principal Balance of the Class A-2 and Class A-3 Certificates and designated as a "regular interest" in REMIC I.

          "Uncertificated REMIC I Regular Interests": The Uncertificated REMIC I Regular Interest X and the Uncertificated REMIC I Regular Interest Z.

          "Uncertificated REMIC I Regular Interest X Distribution Amount": With respect to any Distribution Date, the sum of the amounts deemed to be distributed on the Uncertificated REMIC I Regular Interest X for such Distribution Date pursuant to Section 4.08(a).

          "Uncertificated REMIC I Regular Interest Z Distribution Amount": With respect to any Distribution Date, the sum of the amounts deemed to be distributed on the Uncertificated REMIC I Regular Interest Z for such Distribution Date pursuant to Section 4.08(a).

          "Voting Rights": The portion of the voting rights of all of the Certificates which is allocated to any Certificate. At all times during the term of this Agreement, 97% of all of the Voting Rights shall be allocated among Holders of the Class A Certificates in proportion to their respective then outstanding Certificate Principal Balances; Holders of the Class S, Class R-I and Class R-II Certificates, respectively, shall collectively be entitled to 1%, 1% and 1% of all of the Voting Rights shall be allocated among the Certificates of each such Class in accordance with their respective Percentage Interests.

                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS;
                        ORIGINAL ISSUANCE OF CERTIFICATES

          SECTION 2.01. Conveyance of Mortgage Loans.

          The Depositor, as of the Closing Date, and concurrently with the execution and delivery hereof, does hereby assign, transfer, sell, set over and otherwise convey to the Trustee without recourse all the right, title and interest of the Depositor in and to the Mortgage Loans identified on the Mortgage Loan Schedule (exclusive of any prepayment fees and late payment charges received thereon) and all other assets included or to be included in the Trust Fund for the benefit of the Certificateholders. Such assignment includes all principal and interest received by the Master Servicer on or with respect to the Mortgage Loans (other than payment of principal and interest due on or before the Cut-off Date). In connection with such transfer and assignment the Depositor does hereby deliver the Policy to the Trustee.

          The Master Servicer hereby acknowledges the receipt by it of cash in an amount equal to $665.63 representing interest at the Net Mortgage Rate, for the calendar month of November 1995, for one Mortgage Loan that does not have a Monthly Payment due on December 1, 1995. The Master Servicer shall hold such amount in the Custodial Account and shall include such amount in the Available Distribution Amount for the Distribution Date in December 1995.

          In connection with such transfer and assignment, the Depositor has caused each Seller to deliver to, and deposit with the Trustee, as described in the Mortgage Loan Purchase Agreement the following documents or instruments:

          (i) the original Mortgage Note, endorsed "Pay to the order of Bankers Trust Company, as trustee, without recourse" or "Pay to the order of Bankers Trust Company, as trustee for holders of DLJ Mortgage Acceptance Corp. Mortgage Pass-through Certificates, without recourse" with all intervening endorsements showing a complete chain of endorsements from the originator to the Person endorsing it to the Trustee;

          (ii) the original recorded Mortgage or, if the original Mortgage has not been returned from the applicable public recording office, a copy of the Mortgage certified by the Seller to be a true and complete copy of the original Mortgage submitted for recording;

          (iii) a duly executed original Assignment of the Mortgage, without recourse, in recordable form to "Bankers Trust Company, as trustee," or to "Bankers Trust

     Company, as trustee for holders of DLJ Mortgage Acceptance Corp. Mortgage Pass- through Certificates";

          (iv) the original recorded Assignment or Assignments of the Mortgage showing a complete chain of assignment from the originator thereof to the Person assigning it to the Trustee or, if any such Assignment has not been returned from the applicable public recording office, a copy of such Assignment certified by the Seller to be a true and complete copy of the original Assignment submitted to the title insurance company for recording;

          (v) the original title insurance policy, or, if such policy has not been issued, any one of an original or a copy of the preliminary title report, title binder or title commitment on the Mortgaged Property with the original policy of the insurance to be delivered promptly following the receipt thereof;

          (vi) the original of any assumption, modification, extension or guaranty agreement; and

          (vii) the original or a copy of the private mortgage insurance policy or original certificate of private mortgage insurance for each Mortgage Loan identified on the Mortgage Loan Schedule as having a Loan-to-Value Ratio at origination of 80% or greater.

          The Seller is obligated as described in the Mortgage Loan Purchase Agreement to deliver to the Trustee: (a) either the original recorded Mortgage, or in the event such original cannot be delivered by the Seller, a copy of such Mortgage certified as true and complete by the appropriate recording office, in those instances where a copy thereof certified by the Seller was delivered to the Trustee pursuant to clause (ii) above; and (b) either the original Assignment or Assignments of the Mortgage, with evidence of recording thereon, showing a complete chain of assignment from the originator to the Seller, or in the event such original cannot be delivered by the Seller, a copy of such Assignment or Assignments certified as true and complete by the appropriate recording office, in those instances where copies thereof certified by the Seller were delivered to the Trustee pursuant to clause (iv) above. Notwithstanding anything to the contrary contained in this Section 2.01, in those instances where the public recording office retains the original Mortgage after it has been recorded, the Seller shall be deemed to have satisfied its obligations hereunder upon delivery to the Trustee of a copy of such Mortgage certified by the public recording office to be a true and complete copy of the recorded original thereof.

          If any Assignment is lost or returned unrecorded to the Trustee because of any defect therein, the Seller is required, as described in the Mortgage Loan Purchase Agreement, to prepare a substitute Assignment or cure such defect, as the case may be, and the Seller shall cause such Assignment to be recorded in accordance with this paragraph.

          The Seller is required as described in the Mortgage Loan Purchase Agreement to exercise its best reasonable efforts to deliver or cause to be delivered to the Trustee within 120 days of the Closing Date the original or a photocopy of the title insurance policy with respect to each Mortgage Loan assigned to the Trustee pursuant to this Section 2.01.

          All original documents relating to the Mortgage Loans which are not delivered to the Trustee are and shall be held by the Master Servicer in trust for the benefit of the Trustee on behalf of the Certificateholders.

          Except as may otherwise expressly be provided herein, neither the Depositor, the Master Servicer nor the Trustee shall (and the Master Servicer shall ensure that no Sub-Servicer shall) assign, sell, dispose of or transfer any interest in the Trust Fund or any portion thereof, or permit the Trust Fund or any portion thereof to be subject to any lien, claim, mortgage, security interest, pledge or other encumbrance of, any other Person.

          It is intended that the conveyance of the Mortgage Loans by the Depositor to the Trustee as provided in this Section and the Uncertificated REMIC I Regular Interests as provided for in Section 2.06 be, and be construed as, a sale of the Mortgage Loans and the Uncertificated REMIC I Regular Interests by the Depositor to the Trustee for the benefit of the Certificateholders. It is, further, not intended that such conveyance be deemed a pledge of the Mortgage Loans and the Uncertificated REMIC I Regular Interests by the Depositor to the Trustee to secure a debt or other obligation of the Depositor. However, in the event that the Mortgage Loans or the Uncertificated REMIC I Regular Interests are held to be property of the Depositor, or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans and the Uncertificated REMIC I Regular Interests, then it is intended that, (a) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; (b) the conveyance provided for in this Section shall be deemed to be (1) a grant by the Depositor to the Trustee of a security interest in all of the Depositor's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to (A) the Mortgage Loans, including the Mortgage Notes, the Mortgages, any related insurance policies and all other documents in the related Mortgage Files, (B) all amounts payable to the holders of the Mortgage Loans in accordance with the terms thereof, (C) the Uncertificated REMIC I Regular Interests and (D) all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the Certificate Account or the Custodial Account, whether in the form of cash, instruments, securities or other property and (2) an assignment by the Depositor to the Trustee of any security interest in any and all of the Seller's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the property described in the foregoing clauses (1)(A) through (D) granted by the Seller to the Depositor pursuant to the Mortgage Loan Purchase Agreement; (c) the possession by the Trustee or its agent of Mortgage Notes and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" or possession by a purchaser or a person designated by such secured party, for purposes of perfecting the security interest pursuant to the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction (including, without limitation, Sections 9-305, 8-313 or 8-321 thereof); and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Trustee for the purpose of perfecting such security interest under applicable law. The Depositor and the Trustee shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans and the Uncertificated REMIC I Regular Interests, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Agreement.

          SECTION 2.02. Acceptance of the Trust Fund by the Trustee.

          The Trustee acknowledges receipt (subject to any exceptions noted in the Initial Certification described below), of the documents referred to in
Section 2.01 above and all other assets included in REMIC I and declares that it holds and will hold such documents and the other documents delivered to it constituting the Mortgage Files, and that it holds or will hold such other assets included in REMIC I (to the extent delivered or assigned to the Trustee), in trust for the exclusive use and benefit of all present and future Certificateholders.

          The Trustee agrees, for the benefit of the Certificateholders, to review or cause to be reviewed on its behalf, each Mortgage File on or before the Closing Date to ascertain that all documents required to be delivered to it are in its possession, and the Trustee agrees to execute and deliver, or cause to be executed and delivered, to the Depositor, the Certificate Insurer and the Master Servicer on the Closing Date, an Initial Certification in the form annexed hereto as Exhibit C to the effect that, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in such certification as not covered by such certification), (i) all documents required to be delivered to it pursuant to this Agreement with respect to such Mortgage Loan are in its possession, (ii) such documents have been reviewed by it and appear regular on their face and relate to such Mortgage Loan and (iii) based on its examination and only as to the foregoing documents, the information set forth in items (i) - (v) and (ix) of the definition of the "Mortgage Loan Schedule" accurately reflects information set forth in the Mortgage File. Neither the

Trustee nor the Master Servicer shall be under any duty to determine whether any Mortgage File should include any of the documents specified in clause (vi) or
(vii) of Section 2.01. Neither the Trustee nor the Master Servicer shall be under any duty or obligation to inspect, review or examine said documents, instruments, certificates or other papers to determine that the same are genuine, enforceable or appropriate for the represented purpose or that they have actually been recorded, or they are in recordable form or that they are other than what they purport to be on their face.

          Within 90 days of the Closing Date the Trustee shall deliver to the Depositor, the Certificate Insurer and the Master Servicer a Final Certification in the form annexed hereto as Exhibit D evidencing the completeness of the Mortgage Files, with any applicable exceptions noted thereon.

          If in the process of reviewing the Mortgage Files and preparing the certifications referred to above the Trustee finds any document or documents constituting a part of a Mortgage File to be missing or defective in any material respect, the Trustee shall promptly notify the Seller, the Certificate Insurer, the Master Servicer and the Depositor. The Trustee shall promptly notify the Seller of such defect and request that the Seller cure any such defect within 60 days from the date on which the Seller was notified of such defect, and if the Seller does not cure such defect in all material respects during such period, request on behalf of the Certificateholders that the Seller purchase such Mortgage Loan from REMIC I at the Purchase Price within 90 days after the date on which the Seller was notified of such defect. It is understood and agreed that the obligation of the Seller to cure a material defect in, or purchase any Mortgage Loan as to which a material defect in a constituent document exists shall constitute the sole remedy respecting such defect available to Certificateholders or the Trustee on behalf of Certificateholders (except for the Certificate Insurer's rights under Section 3.03(b) of the Insurance Agreement). The Purchase Price for the purchased Mortgage Loan shall be deposited or caused to be deposited upon receipt by the Master Servicer in the Custodial Account and, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee shall release or cause to be released to the Seller the related Mortgage File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as the Seller shall require as necessary to vest in the Seller ownership of any Mortgage Loan released pursuant hereto and at such time the Trustee shall have no further responsibility with respect to the related Mortgage File.

          SECTION 2.03. Representations, Warranties and Covenants of the Master
                        Servicer and the Depositor.

          (a) The Master Servicer hereby represents and warrants to and covenants with the Depositor and the Trustee for the benefit of Certificateholders and the Certificate Insurer that:

          (i) The Master Servicer is, and throughout the term hereof shall remain, a corporation duly organized, validly existing and in good standing under the laws of the State of California (except as otherwise permitted pursuant to Section 6.02), the Master Servicer is, and shall remain, in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to perform its obligations under this Agreement, and the Master Servicer is, and shall remain, approved to sell mortgage loans to and service mortgage loans for FNMA and FHLMC;

          (ii) The execution and delivery of this Agreement by the Master Servicer, and the performance and compliance with the terms of this Agreement by the Master Servicer, will not violate the Master Servicer's articles of incorporation or bylaws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets;

          (iii) The Master Servicer has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement;

          (iv) This Agreement, assuming due authorization, execution and delivery by the Depositor and the Trustee, constitutes a valid, legal and binding obligation of the Master Servicer, enforceable against the Master Servicer in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

          (v) The Master Servicer is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation is likely to affect materially and adversely either the ability of the Master Servicer to perform its obligations under this Agreement or the financial condition of the Master Servicer;

          (vi) No litigation is pending or, to the best of the Master Servicer's knowledge, threatened against the Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement or is likely to affect materially and adversely either the ability of the Master Servicer to perform its obligations under this Agreement or the financial condition of the Master Servicer;

          (vii) The Master Servicer will comply in all material respects in the performance of this Agreement with all reasonable rules and requirements of each insurer under each Insurance Policy;

          (viii) The execution of this Agreement and the performance of the Master Servicer's obligations hereunder do not require any license, consent or approval of any state or federal court, agency, regulatory authority or other governmental body having jurisdiction over the Master Servicer, other than such as have been obtained; and

          (ix) No information, certificate of an officer, statement furnished in writing or report delivered to the Depositor, any affiliate of the Depositor or the Trustee by the Master Servicer in its capacity as Master Servicer, and not in its capacity as a Seller hereunder, will, to the knowledge of the Master Servicer, contain any untrue statement of a material fact or omit a material fact necessary to make the information, certificate, statement or report not misleading.

          It is understood and agreed that the representations, warranties and covenants set forth in this Section 2.03(a) shall survive the execution and delivery of this Agreement, and shall inure to the benefit of the Depositor, the Trustee, the Certificateholders and the Certificate Insurer. Upon discovery by the Depositor, the Trustee, the Master Servicer or the Certificate Insurer of a breach of any of the foregoing representations, warranties and covenants that materially and adversely affects the interests of the Depositor or the Trustee, the party discovering such breach shall give prompt written notice to the other parties.

          (b) The Depositor hereby represents and warrants to the Master Servicer, the Trustee for the benefit of Certificateholders and the Certificate Insurer that as of the Closing Date (or, if otherwise specified below, as of the date so specified):

          (i) Assuming that representation (v) of the Seller set forth in the Mortgage Loan Purchase Agreement is true and correct, then immediately prior to the assignment of the Mortgage Loans to the Trustee, the Depositor had good title to, and was the sole owner of, each Mortgage Loan free and clear of any pledge, lien, encumbrance or security interest (other than rights to servicing and related compensation) and such assignment validly transfers ownership of the Mortgage Loans to the Trustee free and clear of any pledge, lien, encumbrance or security interest; and

          (ii) The representations and warranties of the Seller with respect to the Mortgage Loans and the remedies therefor that are contained in the Mortgage Loan Purchase Agreement are as set forth in Exhibit I hereto.

It is understood and agreed that the representations and warranties set forth in this Section 2.03(b) shall survive delivery of the respective Mortgage Files to the Trustee.

          Upon discovery by either the Depositor, the Master Servicer, the Trustee or the Certificate Insurer of a breach of any representation or warranty set forth in this Section 2.03 which materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties.

          SECTION 2.04. Representations and Warranties of the Seller.

          The Depositor hereby assigns to the Trustee for the benefit of Certificateholders its interest in respect of the representations and warranties made by the Seller in the Mortgage Loan Purchase Agreement or the exhibits thereto. Insofar as the Mortgage Loan Purchase Agreement relates to such representations and warranties and any remedies provided thereunder for any breach of such representations and warranties, such right, title and interest may be enforced by the Trustee on behalf of the Certificateholders. Upon the discovery by the Depositor, the Master Servicer, the Trustee or the Certificate Insurer of a breach of any of the representations and warranties made in the Mortgage Loan Purchase Agreement in respect of any Mortgage Loan which materially and adversely affects the interests of the Certificateholders in such Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (including the Certificate Insurer). The Trustee shall promptly notify the Seller of such breach and request that the Seller shall, within 90 days from the date that the Seller was notified or otherwise obtained knowledge of such breach, either (i) cure such breach in all material respects or (ii) purchase such Mortgage Loan from REMIC I at the Purchase Price and in the manner set forth in Section 2.02; provided that in the case of a breach under the Mortgage Loan Purchase Agreement, subject to the approval of the Depositor the Seller shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date, except that if the breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such substitution must occur within 90 days from the date the Seller was notified of the breach if such 90 day period expires before two years following the Closing Date. In the event that the Seller elects to substitute a Qualified Substitute Mortgage Loan or Loans for a Deleted Mortgage Loan pursuant to this Section 2.04, the Seller shall deliver to the Trustee for the benefit of the Certificateholders with respect to such Qualified Substitute Mortgage Loan or Loans, the original Mortgage Note, the Mortgage, an Assignment of the Mortgage in recordable form, and such other documents and agreements as are required by Section 2.01, with the Mortgage Note endorsed as required by Section 2.01. No substitution will be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution shall not be part of REMIC I and will be retained by the Master Servicer and remitted by the Master Servicer to the Seller on the next succeeding Distribution Date. For the month of substitution, distributions to Certificateholders will include the Monthly Payment due on a Deleted Mortgage Loan for such month and thereafter the Seller shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan. The Depositor shall amend or cause to be amended the Mortgage Loan Schedule for the benefit of the Certificateholders and the Certificate Insurer to reflect the removal of such Deleted Mortgage Loan and the substitution of the Qualified Substitute Mortgage Loan or Loans and the Depositor shall deliver the amended Mortgage Loan Schedule to the Trustee. Upon such substitution, the Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement in all respects, the Seller shall be deemed to have made the representations and warranties with respect to the Qualified Substitute Mortgage Loan contained in the Mortgage Loan Purchase Agreement as of the date of substitution, and the Depositor shall be deemed to have made with respect to any Qualified Substitute Mortgage Loan or Loans, as of the date of substitution, the representations and warranties set forth in
Section 2.03 hereof.

          In connection with the substitution of one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Master Servicer will determine the amount (if any) by which the aggregate principal balance of all such Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans (in each case after application of the principal portion of the Monthly Payments due in the month of substitution that are to be distributed to Certificateholders in the month of substitution). The Seller shall provide the Master Servicer on the day of substitution for immediate deposit into the Custodial Account the amount of such shortfall, without any reimbursement therefor. The Seller shall give notice in writing to the Trustee of such event, which notice shall be accompanied by an Officers' Certificate as to the calculation of such shortfall and by an Opinion of Counsel to the effect that such substitution will not cause (a) any federal tax to be imposed on either REMIC I or REMIC II, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code or
(b) any portion of REMIC I or REMIC II to fail to qualify as a REMIC at any time that any Certificate is outstanding. The costs of any substitution as described above, including any related assignments, opinions or other documentation in connection therewith shall be borne by the Seller.

          Except as expressly set forth herein neither the Trustee nor the Master Servicer is under any obligation to discover any breach of the above mentioned representations and warranties. It is understood and agreed that the obligation of the Seller to cure such breach, purchase or to substitute for such Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to Certificateholders (other than the Certificate Insurer) or the Trustee on behalf of Certificateholders (other than the Certificate Insurer).

          SECTION 2.05. Issuance of Certificates Evidencing Interests in REMIC
                        I.

          The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery of the Mortgage Files to it together with the assignment to it of all other assets included in the definition of "REMIC I", receipt of which is hereby acknowledged. Concurrently with such delivery and in exchange therefor, the Trustee, pursuant to the written request of the Depositor executed by an officer of the Depositor has executed and caused to be authenticated and delivered to, or upon the order of, the Depositor the Class R-I Certificates in authorized denominations which, together with the Uncertificated REMIC I Regular Interests, evidence ownership of all of REMIC I. The rights of the Class R-I Certificateholders and REMIC II to receive distributions from the proceeds of REMIC I in respect of the Class R-I Certificates and the Uncertificated REMIC I Regular Interests, and all ownership interests of the Class R-I Certificateholders and REMIC II in such distributions, shall be as set forth in this Agreement.

          SECTION 2.06. Conveyance of Uncertificated REMIC I Regular Interests;
                        Acceptance by the Trustee.

          The Depositor, as of the Closing Date, and concurrently with the execution and delivery hereof, does hereby assign without recourse all the right, title and interest of the Depositor in and to the Uncertificated REMIC I Regular Interests to the Trustee for the benefit of the Class S, Class A-1, Class A-2, Class A-3 and Class R-II Certificateholders. The Trustee acknowledges receipt of the Uncertificated REMIC I Regular Interests and declares that it holds and will hold the same in trust for the exclusive use and benefit of all present and future Class S, Class A-1, Class A-2, Class A-3 and Class R-II Certificateholders. The rights of the Class S, Class A-1, Class A-2, Class A-3 and Class R-II Certificateholders to receive distributions from the proceeds of REMIC II in respect of the Class S, Class A-1, Class A-2, Class A-3 and Class R-II Certificates, and all ownership interests of the Class S, Class A-1, Class A-2, Class A-3 and Class R-II Certificateholders in such distributions, shall be as set forth in this Agreement.

          SECTION 2.07. Issuance of Certificates Evidencing Interest in REMIC
                        II.

          The Trustee acknowledges the assignment to it of the Uncertificated REMIC I Regular Interests and, concurrently therewith and in exchange therefor, pursuant to the written request of the Depositor executed by an officer of the Depositor, the Trustee has executed and caused to be authenticated and delivered to or upon the order of the Depositor, the Class S, Class A-1, Class A-2, Class A-3 and Class R-II Certificates in authorized denominations evidencing ownership of all of REMIC II.

                                   ARTICLE III

                          ADMINISTRATION AND SERVICING
                                OF THE TRUST FUND

          SECTION 3.01. Master Servicer to Act as Master Servicer.

          The Master Servicer shall service and administer the Mortgage Loans in accordance with this Agreement and the customary and usual standards of practice of prudent mortgage lenders in the respective states in which the Mortgaged Properties are located, and shall have full power and authority, acting alone and/or through Sub-Servicers as provided in Section 3.02, to do or cause to be done any and all things in connection with such servicing and administration that it may deem necessary or desirable. Without limiting the generality of the foregoing, the Master Servicer in its own name or in the name of a Sub-Servicer is hereby authorized and empowered by the Trustee when the Master Servicer believes it appropriate in its best judgment, to (i) execute and deliver, on behalf of the Certificateholders and the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Mortgage Loans and the Mortgaged Properties, (ii) institute foreclosure proceedings or obtain a deed-in-lieu of foreclosure so as to convert the ownership of such properties, and (iii) hold or cause to be held title to such properties, on behalf of the Trustee and Certificateholders. The Master Servicer shall service and administer the Mortgage Loans in accordance with applicable state and federal law and shall provide to the Mortgagors any reports required to be provided to them thereby. Subject to Section 3.16, the Trustee shall furnish to the Master Servicer and any Sub-Servicer any limited or special powers of attorney and other documents necessary or appropriate to enable the Master Servicer and any Sub-Servicer to carry out their servicing and administrative duties hereunder. The Trustee shall not be liable for any action taken by the Master Servicer or any Sub-Servicer pursuant to the application of such limited or special powers of attorney.

          In accordance with the standards of the preceding paragraph, the Master Servicer shall advance or cause to be advanced funds as necessary for the purpose of effecting the payment of taxes and assessments on the Mortgaged Properties, which advances shall be reimbursable in the first instance from related collections from the Mortgagors pursuant to Section 3.09, and further as provided in Section 3.11. No costs incurred by the Master Servicer or by Sub-Servicers in effecting the payment of taxes and assessments on the Mortgaged Properties shall, for the purpose of calculating distributions to Certificateholders, be added to the amount owing under the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loans so permit.

          Notwithstanding anything in this Agreement to the contrary, the Master Servicer shall not (unless the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Master Servicer, reasonably foreseeable) make or permit any modification, waiver or amendment of any term of any Mortgage Loan that would both (i) effect an exchange or reissuance of such Mortgage Loan under
Section 1001 of the Code (or final, temporary or proposed Treasury regulations promulgated thereunder) and (ii) cause REMIC I or REMIC II to fail to qualify as a REMIC under the Code or the imposition of any tax on "prohibited transactions" or "contributions" after the startup date under the REMIC Provisions.

          The relationship of the Master Servicer (and of any successor to the Master Servicer under this Agreement) to the Trustee under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

          SECTION 3.02. Sub-Servicing Agreements Between Master Servicer and
                        Sub-Servicers.

          (a) The Master Servicer may enter into Sub-Servicing Agreements with SubServicers for the servicing and administration of the Mortgage Loans and for the performance of any and all other activities of the Master Servicer hereunder. Each Sub-Servicer shall be either (i) an institution the accounts of which are insured by the FDIC or (ii) another entity that engages in the business of originating or servicing mortgage loans, and in either case shall be authorized to transact business in the state or states in which the related Mortgaged Properties it is to service are situated, if and to the extent required by applicable law to enable the SubServicer to perform its obligations hereunder and under the Sub-Servicing Agreement, and in either case shall be a FHLMC or FNMA approved mortgage servicer. Any Sub-Servicing Agreement entered into by the Master Servicer shall include the provision that such Agreement may be immediately terminated without cause and without any termination fee by any successor Master Servicer hereunder. In addition, each Sub-Servicing Agreement must impose on the SubServicer requirements conforming to the provisions set forth in Section 3.08 and provide for servicing of the Mortgage Loans consistent with the terms of this Agreement. With the consent of the Trustee and the Certificate Insurer, which consent shall not be unreasonably withheld, the Master Servicer and the Sub-Servicers may enter into Sub-Servicing Agreements and make amendments to the Sub-Servicing Agreements or enter into different forms of Sub-Servicing Agreements; provided, however, that any such amendments or different forms shall be consistent with and not violate the provisions of this Agreement, and that no such amendment or different form shall be made or entered into which could be reasonably expected to be materially adverse to the interests of the Certificateholders, without the consent of the Holders of Certificates entitled to at least 51% of the Voting Rights.

          (b) As part of its servicing activities hereunder, the Master Servicer, for the benefit of the Trustee and the Certificateholders, shall enforce the obligations of each SubServicer under the related Sub-Servicing Agreement, including, without limitation, any obligation to make advances in respect of delinquent payments as required by a Sub-Servicing Agreement, or to purchase a Mortgage Loan on account of defective documentation or on account of a breach of a representation or warranty, as described in Section
2.02. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Sub-Servicing Agreements and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The Master Servicer shall pay the costs of such enforcement at its own expense, but shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement only to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loans or (ii) from a specific recovery of costs, expenses or attorneys' fees against the party against whom such enforcement is directed.

          SECTION 3.03. Successor Sub-Servicers.

          The Master Servicer shall be entitled to terminate any Sub-Servicing Agreement and the rights and obligations of any Sub-Servicer pursuant to any Sub-Servicing Agreement in accordance with the terms and conditions of such Sub-Servicing Agreement. In the event of termination of any Sub-Servicer, all servicing obligations of such Sub-Servicer shall be assumed simultaneously by the Master Servicer without any act or deed on the part of such Sub-Servicer or the Master Servicer, and the Master Servicer either shall service directly the related Mortgage Loans or shall enter into a Sub-Servicing Agreement with a successor Sub-Servicer which qualifies under Section 3.02.

          Any Sub-Servicing Agreement entered into by the Master Servicer shall include the provision that such agreement may be immediately terminated without cause and without any termination fee by any successor Master Servicer hereunder.

          SECTION 3.04. Liability of the Master Servicer.

          Notwithstanding any Sub-Servicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Master Servicer and a SubServicer or reference to actions taken through a Sub-Servicer or otherwise, the Master Servicer shall remain obligated and primarily liable to the Trustee and Certificateholders for the servicing and administering of the Mortgage Loans in accordance with the provisions of Section 3.01 without diminution of such obligation or liability by virtue of such Sub-Servicing Agreements or arrangements or by virtue of indemnification from the Sub-Servicer and to the same extent and under the same terms and conditions as if the Master Servicer alone were servicing and administering the Mortgage Loans. For purposes of this Agreement, the Master Servicer shall be deemed to have received payments on Mortgage Loans when the Sub-Servicer has received such payments. The Master Servicer shall be entitled to enter into any agreement with a Sub-

Servicer for indemnification of the Master Servicer by such Sub-Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

          SECTION 3.05. No Contractual Relationship Between Sub-Servicers and
                        Trustee or Certificateholders.

          Any Sub-Servicing Agreement that may be entered into and any transactions or services relating to the Mortgage Loans involving a Sub-Servicer in its capacity as such and not as an originator shall be deemed to be between the Sub-Servicer and the Master Servicer alone, and the Trustee and Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Sub-Servicer except as set forth in Section 3.06.

          SECTION 3.06. Assumption or Termination of Sub-Servicing Agreements by
                        Trustee.

          In the event the Master Servicer shall for any reason no longer be the master servicer (including by reason of an Event of Default), the Trustee or its designee shall thereupon assume all of the rights and obligations of the Master Servicer under each Sub-Servicing Agreement that the Master Servicer may have entered into, unless the Trustee elects to terminate any Sub-Servicing Agreement in accordance with its terms and in accordance with Section 3.02(a). Subject to
Section 3.03, in the event of such an assumption, the Trustee, its designee or the successor servicer for the Trustee shall be deemed to have assumed all of the Master Servicer's interest therein and to have replaced the Master Servicer as a party to each SubServicing Agreement to the same extent as if the Sub-Servicing Agreements had been assigned to the assuming party, except that the Master Servicer shall not thereby be relieved of any liability or obligations under the Sub-Servicing Agreements, and the Master Servicer shall continue to be entitled to any rights or benefits which arose prior to its termination as master servicer.

          The Master Servicer at its expense shall, upon request of the Trustee, deliver to the assuming party all documents and records relating to each Sub-Servicing Agreement and the Mortgage Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of the Sub-Servicing Agreements to the assuming party.

          SECTION 3.07. Collection of Certain Mortgage Loan Payments.

          The Master Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any related

Insurance Policy, follow such collection procedures as it would follow with respect to mortgage loans comparable to the Mortgage Loans and held for its own account. The Master Servicer shall not be required to institute or join in litigation with respect to collection of any payment (whether under a Mortgage, Mortgage Note, Primary Hazard Insurance Policy or otherwise or against any public or governmental authority with respect to a taking or condemnation) if it reasonably believes that it is prohibited by applicable law from enforcing the provision of the Mortgage or other instrument pursuant to which such payment is required. The Master Servicer shall be responsible for preparing and distributing all information statements relating to payments on the Mortgage Loans, in accordance with all applicable federal and state tax laws and regulations.

          SECTION 3.08. Sub-Servicing Accounts.

          In those cases where a Sub-Servicer is servicing a Mortgage Loan pursuant to a Sub-Servicing Agreement, the Sub-Servicer will be required to establish and maintain one or more accounts (collectively, the "Sub-Servicing Account"). The Sub-Servicing Account shall be an Eligible Account and shall otherwise be acceptable to the Master Servicer. All amounts held in a Sub-Servicing Account shall be held in trust for the Trustee for the benefit of the Certificateholders. The Sub-Servicer will be required to deposit into the Sub-Servicing Account no later than the first Business Day after receipt all proceeds of Mortgage Loans received by the Sub-Servicer, less its servicing compensation and any unreimbursed expenses and advances, to the extent permitted by the Sub-Servicing Agreement. On each Sub-Servicer Remittance Date the Sub-Servicer will be required to remit to the Master Servicer for deposit in the Custodial Account all funds held in the Sub-Servicing Account with respect to any Mortgage Loan as of the Sub-Servicer Remittance Date, after deducting from such remittance an amount equal to the servicing compensation and unreimbursed expenses and advances to which it is then entitled pursuant to the related Sub-Servicing Agreement, to the extent not previously paid to or retained by it. In addition, on each Sub-Servicer Remittance Date the Sub-Servicer will be required to remit to the Master Servicer any amounts required to be advanced pursuant to the related SubServicing Agreement. The Sub-Servicer will also be required to remit to the Master Servicer, within one Business Day of receipt, the proceeds of any Principal Prepayment made by the Mortgagor and any Insurance Proceeds or Liquidation Proceeds.

          SECTION 3.09. Collection of Taxes, Assessments and Similar Items;
                        Servicing Accounts.

          The Master Servicer and the Sub-Servicers shall establish and maintain one or more accounts (the "Servicing Accounts"), and shall deposit and retain therein all collections from the Mortgagors (or related advances from Sub-Servicers) for the payment of taxes, assessments, Primary Hazard Insurance Policy premiums, and comparable items for the account of the Mortgagors, to the extent that the Master Servicer customarily escrows for such amounts.

Withdrawals of amounts so collected from a Servicing Account may be made only to
(i) effect payment of taxes, assessments, Primary Hazard Insurance Policy premiums and comparable items; (ii) reimburse the Master Servicer (or a Sub-Servicer to the extent provided in the related Sub-Servicing Agreement) out of related collections for any payments made pursuant to Sections 3.01 (with respect to taxes and assessments), and 3.13 (with respect to Primary Hazard Insurance Policies); (iii) refund to Mortgagors any sums as may be determined to be overages; or (iv) clear and terminate the Servicing Account at the termination of this Agreement pursuant to Section 9.01. As part of its servicing duties, the Master Servicer or Sub-Servicers shall, if and to the extent required by law, pay to the Mortgagors interest on funds in Servicing Accounts from its or their own funds, without any reimbursement therefor.

          SECTION 3.10. Custodial Account.

          (a) The Master Servicer shall establish and maintain one or more accounts (collectively, the "Custodial Account") in which the Master Servicer shall deposit or cause to be deposited on a daily basis, or as and when received from the Sub-Servicers, the following payments and collections received or made by or on behalf of it subsequent to the Cut-off Date, or received by it prior to the Cut-off Date but allocable to a period subsequent thereto (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date):

          (i) all payments on account of principal, including Principal Prepayments, on the Mortgage Loans;

          (ii) all payments on account of interest on the Mortgage Loans, exclusive of any portion thereof representing interest in excess of the related Net Mortgage Rate;

          (iii) all Insurance Proceeds, other than proceeds that represent reimbursement of costs and expenses incurred by the Master Servicer in connection with presenting claims under the related Insurance Policies, Liquidation Proceeds and REO Proceeds;

          (iv) all proceeds of any Mortgage Loan or REO Property repurchased or purchased in accordance with Sections 2.02, 2.04, 3.22 or 9.01; and all amounts required to be deposited in connection with the substitution of a Qualified Substitute Mortgage Loan pursuant to Section 2.04; and

          (v) any amounts required to be deposited pursuant to Section 3.12,
     Section 3.13 or Section 3.25(b); and

          The Master Servicer shall also deposit into the Custodial Account the amount described in Section 2.01 relating to the Mortgage Loan that does not have a Monthly Payment due on December 1, 1995.

          The foregoing requirements for deposit in the Custodial Account shall be exclusive. In the event the Master Servicer shall deposit in the Custodial Account any amount not required to be deposited therein, it may withdraw such amount from the Custodial Account, any provision herein to the contrary notwithstanding. The Custodial Account shall be maintained as a segregated account, separate and apart from trust funds created for mortgage pass-through certificates of other series, and the other accounts of the Master Servicer.

          (b) Funds in the Custodial Account may be invested in Permitted Instruments in accordance with the provisions set forth in Section 3.12. The Master Servicer shall give notice to the Trustee and the Depositor of the location of the Custodial Account after any change thereof.

          SECTION 3.11. Permitted Withdrawals From the Custodial Account.

          The Master Servicer may, from time to time as provided herein, make withdrawals from the Custodial Account of amounts on deposit therein pursuant to
Section 3.10 that are attributable to the Mortgage Loans for the following purposes:

               (i) to make deposits into the Certificate Account in the amounts and in the manner provided for in Section 3.13 and 4.01;

               (ii) to pay to itself, the Depositor, the Seller or any other appropriate person, as the case may be, with respect to each Mortgage Loan that has previously been purchased or repurchased pursuant to Sections 2.02, 2.04 or 9.01 all amounts received thereon and not yet distributed as of the date of purchase or repurchase;

               (iii) to reimburse itself or any Sub-Servicer for Advances not previously reimbursed, the Master Servicer's or any Sub-Servicer's right to reimbursement pursuant to this clause (iii) being limited to amounts received which represent Late Collections (net of the related Servicing
     Fees) of Monthly Payments on Mortgage Loans with respect to which such Advances were made and as further provided in Section 3.15;

               (iv) to reimburse or pay itself, the Trustee or the Depositor for expenses incurred by or reimbursable to the Master Servicer, the Trustee or the Depositor pursuant to Sections 3.22, 6.03, 8.05, 10.01(c) or 10.01(g), except as otherwise provided in such Sections;

               (v) to reimburse itself or any Sub-Servicer for costs and expenses incurred by or reimbursable to it relating to the prosecution of any claims pursuant to Section 3.13 that are in excess of the amounts so recovered;

               (vi) to reimburse itself or any Sub-Servicer for unpaid Servicing Fees and unreimbursed Servicing Advances, the Master Servicer's or any Sub-Servicer's right to reimbursement pursuant to this clause (vi) with respect to any Mortgage Loan being limited to late recoveries of the payments for which such advances were made pursuant to Section 3.01 or
     Section 3.09 and any other related Late Collections;

               (vii) to pay itself as servicing compensation (in addition to the Servicing Fee), on or after each Distribution Date, any interest or investment income earned on funds deposited in the Custodial Account for the period ending on such Distribution Date, subject to Section 8.05;

               (viii) to reimburse itself or any Sub-Servicer for any Advance previously made which the Master Servicer has determined to be a Nonrecoverable Advance; and

               (ix) to clear and terminate the Custodial Account at the termination of this Agreement pursuant to Section 9.01.

          The Master Servicer shall keep and maintain separate accounting records on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Custodial Account pursuant to such subclauses (ii),
(iii), (iv), (vi), (vii) and (viii).

          SECTION 3.12. Permitted Instruments.

          Any institution maintaining the Custodial Account shall at the direction of the Master Servicer invest the funds in such account in Permitted Instruments, each of which shall mature not later than (i) the Business Day immediately preceding the date on which such funds are required to be withdrawn from such account pursuant to this Agreement, if a Person other than the Trustee is the obligor thereon, and (ii) no later than the date on which such funds are required to be withdrawn from such account pursuant to this Agreement, if the Trustee is the obligor thereon and shall not be sold or disposed of prior to its maturity. All income and gain realized from any such investment as well as any interest earned on deposits in the Custodial Account shall be for the benefit of the Master Servicer. The Master Servicer shall deposit in the Custodial Account an amount equal to the amount of any loss incurred in respect of any such investment immediately upon realization of such loss without right of reimbursement.

          SECTION 3.13. Maintenance of Primary Hazard Insurance.

          (a) The Master Servicer shall cause to be maintained for each Mortgage Loan primary hazard insurance with extended coverage on the related Mortgaged Property in an amount equal to the lesser of 100% the replacement value of the improvements, as determined by the insurance company, on such Mortgaged Property or the unpaid principal balance of the Mortgage Loan. The Master Servicer shall also cause to be maintained on property acquired upon foreclosure, or deed in lieu of foreclosure, of any Mortgage Loan, fire insurance with extended coverage in an amount equal to the replacement value of the improvements thereon. Pursuant to Section 3.10, any amounts collected by the Master Servicer under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property or property thus acquired or amounts released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.11. Any cost incurred by the Master Servicer in maintaining any such insurance shall not, for the purpose of calculating monthly distributions to Certificateholders, be added to the amount owing under the Mortgage Loan, notwithstanding that the terms of the Mortgage Loan so permit. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired in respect of a Mortgage Loan other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance.

          If at the origination of the Mortgage or at any time during the term of the Mortgage Loan the Master Servicer determines or determined, as applicable, that the Mortgaged Property is located in an area identified on a Flood Hazard Boundary Map or Flood Insurance Rate Map issued by the Flood Emergency Management Agency as having special flood hazards and flood insurance has been made available, the Master Servicer shall cause to be maintained a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration with a generally acceptable insurance carrier, in an amount representing coverage not less than the lesser of (i) the outstanding principal balance of such Mortgage Loan or (ii) the maximum amount of insurance which is available under the National Flood Insurance Act of 1968, the Flood Disaster Protection Act of 1973 or the National Flood Insurance Reform Act of 1994, as amended.

          In the event that the Master Servicer shall obtain and maintain a blanket fire insurance policy with extended coverage insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first two sentences of this
Section 3.13, it being understood and agreed that such policy may contain a deductible clause, in which case the Master Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first two sentences of this Section 3.13 and there shall have been a loss which would have been covered by such policy, deposit in the Certificate Account the amount not otherwise payable under the blanket policy because of such deductible clause. Any such deposit by the Master Servicer shall be made on the Certificate Account Deposit Date next preceding the Distribution Date which occurs in the month following the month in which payments under any such policy would have been deposited in the Custodial Account. In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present, on behalf of itself, the Trustee and Certificateholders, claims under any such blanket policy.

          SECTION 3.14. Enforcement of Due-on-Sale Clauses; Assumption
                        Agreements.

          The Master Servicer will, to the extent it has knowledge of any conveyance or prospective conveyance by any Mortgagor of the Mortgaged Property (whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains or is to remain liable under the Mortgage Note or the Mortgage), exercise or cause to be exercised its rights to accelerate the maturity of such Mortgage Loan under any "due-on-sale" clause applicable thereto; provided, however, that the Master Servicer shall not exercise any such rights if it reasonably believes that it is prohibited by law from doing so. If the Master Servicer is unable to enforce such "due-on-sale" clause (as provided in the previous sentence) or if no "due-on-sale" clause is applicable, the Master Servicer or the Sub-Servicer will use its best efforts to enter into an assumption and modification agreement with the Person to whom such property has been conveyed or is proposed to be conveyed, pursuant to which such Person becomes liable under the Mortgage Note and, to the extent permitted by applicable state law, the Mortgagor remains liable thereon; provided, however, that the Master Servicer shall not enter into any assumption and modification agreement if the coverage provided under the Primary Insurance Policy, if any, would be impaired by doing so. The Master Servicer is also authorized to enter into a substitution of liability agreement with such Person, pursuant to which the original Mortgagor is released from liability and such Person is substituted as the Mortgagor and becomes liable under the Mortgage Note. Any fee collected by or on behalf of the Master Servicer for entering into an assumption or substitution of liability agreement will be retained by or on behalf of the Master Servicer as additional servicing compensation. In connection with any such assumption, no material term of the Mortgage Note (including but not limited to the Mortgage Rate, the amount of the Monthly Payment and any other term affecting the amount or timing of payment on the Mortgage Loan) may be changed. The Master Servicer shall not enter into any substitution or assumption if such substitution or assumption shall (i) both constitute a "significant modification" effecting an exchange or reissuance of such Mortgage Loan under the Code (or final, temporary or proposed Treasury regulations promulgated thereunder) and cause REMIC I or REMIC II to fail to qualify as a REMIC under the REMIC Provisions or (ii) cause the imposition of any tax on "prohibited transactions" or "contributions" after the Startup Day under the REMIC Provisions. The Master Servicer shall notify the Trustee that any such substitution or assumption agreement has been completed by forwarding to the Trustee the original copy of such substitution or assumption agreement, which copy shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof.

          Notwithstanding the foregoing paragraph or any other provision of this Agreement, the Master Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or any assumption that the Master Servicer may be restricted by law from preventing, for any reason whatsoever. For purposes of this Section 3.14, the term "assumption" is deemed to also include a sale of a Mortgaged Property that is not accompanied by an assumption or substitution of liability agreement.

          SECTION 3.15. Realization Upon Defaulted Mortgage Loans.

          The Master Servicer shall exercise reasonable efforts, consistent with the procedures that the Master Servicer would use in servicing loans for its own account, to foreclose upon or otherwise comparably convert (which may include an REO Acquisition) the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to
Section 3.07, and which are not released from the Trust Fund pursuant to any other provision hereof. The Master Servicer shall use reasonable efforts to realize upon such defaulted Mortgage Loans in such manner as will maximize the receipt of principal and interest by Certificateholders, taking into account, among other things, the timing of foreclosure proceedings. The foregoing is subject to the provisions that, in any case in which Mortgaged Property shall have suffered damage from an Uninsured Cause, the Master Servicer shall not be required to expend its own funds toward the restoration of such property unless it shall determine in its sole discretion (i) that such restoration will increase the net proceeds of liquidation of the related Mortgage Loan to Certificateholders after reimbursement to itself for such expenses, and (ii) that such expenses will be recoverable by the Master Servicer through Insurance Proceeds or Liquidation Proceeds from the related Mortgaged Property, as contemplated in Section 3.11. The Master Servicer shall be responsible for all other costs and expenses incurred by it in any such proceedings; provided, however, that it shall be entitled to reimbursement thereof from the related property, as contemplated in Section 3.11.

          The proceeds of any Cash Liquidation or REO Disposition, as well as any recovery resulting from a partial collection of Insurance Proceeds or Liquidation Proceeds or any income from an REO Property, will be applied in the following order of priority: first, to reimburse the Master Servicer or any Sub-Servicer for any related unreimbursed Servicing Advances, pursuant to
Section 3.11(vi) or 3.22; second, to accrued and unpaid interest on the Mortgage Loan or REO Imputed Interest, at the Mortgage Rate, to the date of the Cash Liquidation or REO Disposition, or to the Due Date prior to the Distribution Date on which such amounts are to be distributed if not in connection with a Cash Liquidation or REO Disposition; and third, as a recovery of principal of the Mortgage Loan. If the amount of the recovery so allocated to interest is less than a full recovery thereof, that amount will be allocated as follows: first, to unpaid Servicing Fees; and second, to interest at the Net Mortgage Rate. The portion of the recovery so allocated to unpaid Servicing Fees shall be reimbursed to the Master Servicer or any Sub-Servicer pursuant to Section 3.11(vi). The portions of the recovery so allocated to interest at the Net Mortgage Rate and to principal of the Mortgage Loan shall be applied as follows: first, to reimburse the Master Servicer or any Sub-Servicer for any related unreimbursed Advances in accordance with Section 3.11(iii) or 3.22, and second, for distribution in accordance with the provisions of Section 4.01(c), subject to Section 3.22 with respect to certain recoveries from an REO Disposition constituting Excess Proceeds.

          SECTION 3.16. Trustee to Cooperate; Release of Mortgage Files.

          Upon the payment in full of any Mortgage Loan, or the receipt by the Master Servicer of a notification that payment in full shall be escrowed in a manner customary for such purposes, the Master Servicer will immediately notify the Trustee by a certification (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to
Section 3.10 have been or will be so deposited) of a Servicing Officer and shall request delivery to it of the Mortgage File in the form of the Request for Release attached hereto as Exhibit F-2. Upon receipt of such certification and request, the Trustee shall promptly release the related Mortgage File to the Master Servicer. Subject to the receipt by the Master Servicer of the proceeds of such payment in full and the payment of all related fees and expenses, the Master Servicer shall arrange for the release to the Mortgagor of the original cancelled Mortgage Note. All other documents in the Mortgage File shall be retained by the Master Servicer to the extent required by applicable law. The Master Servicer shall provide for preparation of the appropriate instrument of satisfaction covering any Mortgage Loan which pays in full and the Trustee shall cooperate in the execution and return of such instrument to provide for its delivery or recording as may be required. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Custodial Account or the Certificate Account.

          From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan, including, for this purpose, collection under any insurance policy relating to the Mortgage Loan, the Trustee shall, upon request of the Master Servicer and delivery to the Trustee of a Request for Release in the form attached hereto as Exhibit F-1, release the related Mortgage File to the Master Servicer, and the Trustee shall execute such documents as the Master Servicer shall prepare and request as being necessary to the prosecution of any such proceedings. Such Request for Release shall obligate the Master Servicer to return each document previously requested from the Mortgage File to the Trustee when the need therefor by the Master Servicer no longer exists, unless the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or the Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered to the Trustee a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. Upon receipt of a Request for Release stating that such Mortgage Loan was liquidated and that all amounts received or to be received in connection with such liquidation which are required to be deposited into the Custodial Account have been or will be so deposited, or that such Mortgage Loan has become an REO Property, a copy of the Request for Release shall be released by the Trustee to the Master Servicer.

          Upon written request of a Servicing Officer, the Trustee shall execute and deliver to the Master Servicer any court pleadings, requests for trustee's sale or other documents prepared by the Master Servicer that are necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Each such request that such pleadings or documents be executed by the Trustee shall include a certification as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

          SECTION 3.17. Servicing Compensation.

          As compensation for its activities hereunder, the Master Servicer shall be entitled to retain, from deposits to the Custodial Account of amounts representing payments or recoveries of interest, the Servicing Fees with respect to each Mortgage Loan (less any portion of such amounts retained by any Sub-Servicer). In addition, the Master Servicer shall be entitled to recover unpaid Servicing Fees out of related Late Collections to the extent permitted in
Section 3.11.

          The Master Servicer also shall be entitled pursuant to Section 3.11 to receive from the Custodial Account and the Certificate Account as additional servicing compensation interest or other income earned on deposits therein, subject to Section 3.23, as well as any prepayment charges, assumption fees, late payment charges and reconveyance fees. The Master Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder (including payment of the premiums for any blanket policy insuring against hazard losses pursuant to Section 3.13, servicing compensation of the Sub-Servicer to the extent not retained by it and the fees and expenses of the Trustee), and shall not be entitled to reimbursement therefor except as specifically provided in Section 3.11. The Servicing Fee may not be transferred in whole or in part except in connection with the transfer of all of the Master Servicer's responsibilities and obligations under this Agreement.

          SECTION 3.18. Maintenance of Certain Servicing Policies.

          During the term of its service as Master Servicer, the Master Servicer shall maintain in force (i) a policy or policies of insurance covering errors and omissions in the performance of its obligations as servicer hereunder and
(ii) a fidelity bond in respect of its officers, employees or agents. Each such policy or policies and bond shall, together, comply with the requirements from time to time of FNMA or FHLMC for persons performing servicing for mortgage loans purchased by such corporation. The Master Servicer shall prepare and present, on behalf of itself, the Trustee and Certificateholders, claims under any such errors and omissions policy or policies or fidelity bond in a timely fashion in accordance with the terms of such policy or bond, and upon the filing of any claim on any policy or bond described in this Section, the Master Servicer shall promptly notify the Trustee of any such claims and the Trustee shall notify each Rating Agency of such claim.

          SECTION 3.19. Annual Statement as to Compliance.

          The Master Servicer will deliver to the Trustee, the Depositor and the Certificate Insurer on or before June 30 of each year, beginning with June 30, 1996, an Officers' Certificate stating, as to each signatory thereof, that (i) a review of the activities of the Master Servicer during the preceding calendar year and of its performance under this Agreement has been made under such officers' supervision, and (ii) to the best of such officers' knowledge, based on such review, the Master Servicer has fulfilled all of its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officers and the nature and status thereof.

          SECTION 3.20. Annual Independent Public Accountants' Servicing
                        Statement.

          On or before April 15 of each year, beginning with April 15, 1996, the Master Servicer at its expense shall furnish to the Depositor, the Trustee, the Seller and the Certificate Insurer (i) an opinion by a firm of independent certified public accountants on the financial position of the Master Servicer at the end of its fiscal year and the results of operations and changes in financial position of the Master Servicer for such year then ended on the basis of an examination conducted in accordance with generally accepted auditing standards, and (ii) if the Master Servicer is then servicing any Mortgage Loans, a statement from such independent certified public accountants to the effect that based on an examination of certain specified documents and records relating to the servicing of the Master Servicer's mortgage loan portfolio conducted substantially in compliance with the audit program for mortgages serviced for FNMA and FHLMC, the United States Department of Housing and Urban Development Mortgage Audit Standards, or the Uniform Single Audit Program for Mortgage Bankers (the "Applicable Accounting Standards"), such firm is of the opinion that such servicing has been conducted in compliance with the Applicable Accounting Standards except for (a) such exceptions as such firm shall believe to be immaterial and (b) such other exceptions as shall be set forth in such statement. In rendering such statement, such firm may rely, as to matters relating to direct servicing of mortgage loans by Sub-Servicers, upon comparable statements for examinations conducted substantially in compliance with the Uniform Single Audit Program for Mortgage Bankers or the audit program for mortgages serviced for FHLMC (rendered within one year of such statement) of independent public accountants with respect to the related Sub-Servicer. Copies of such statement shall be provided by the Trustee to any Certificateholder upon request at the Master Servicer's expense, provided such statement is delivered by the Master Servicer to the Trustee.

          SECTION 3.21. Access to Certain Documentation.

          (a) The Master Servicer shall provide to the OTS, the FDIC and other federal banking regulatory agencies, and their respective examiners, access to the documentation regarding the Mortgage Loans required by applicable regulations of the OTS, the FDIC and such other agencies. Such access shall be afforded without charge, but only upon reasonable and prior written request and during normal business hours at the offices of the Master Servicer designated by it. Nothing in this Section shall derogate from the obligation of the Master Servicer to observe any applicable law prohibiting disclosure of information regarding the Mortgagors and the failure of the Master Servicer to provide access as provided in this Section as a result of such obligation shall not constitute a breach of this section.

          (b) The Master Servicer shall afford the Depositor and the Trustee, upon reasonable notice, during normal business hours access to all records maintained by the Master Servicer in respect of its rights and obligations hereunder and access to officers of the Master Servicer responsible for such obligations. Upon request, the Master Servicer shall furnish the Depositor and the Trustee with its most recent financial statements and such other information as the Master Servicer possesses regarding its business, affairs, property and condition, financial or otherwise to the extent related to the servicing of the Mortgage Loans. The Depositor may, but is not obligated to, enforce the obligations of the Master Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Master Servicer hereunder or exercise the rights of the Master Servicer hereunder; provided that the Master Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Depositor or its designee. The Depositor shall not have any responsibility or liability for any action or failure to act by the Master Servicer and is not obligated to supervise the performance of the Master Servicer under this Agreement or otherwise.

          SECTION 3.22. Title, Conservation and Disposition of REO Property.

          This Section shall apply only to REO Properties acquired for the account of the Trust Fund and shall not apply to any REO Property relating to a Mortgage Loan which was purchased or repurchased from the Trust Fund pursuant to any provision hereof. In the event that title to any such REO Property is acquired, the deed or certificate of sale shall be issued to the Trustee, or to its nominee, on behalf of the Certificateholders. The Master Servicer, on behalf of the Trust Fund, shall either sell any REO Property within two years after the Trust Fund acquires ownership of such REO Property for purposes of Section 860G(a)(8) of the Code or, at the expense of the Trust Fund, request, more than 60 days before the day on which the two-year grace period would otherwise expire an extension of the two-year grace period, unless the Master Servicer has delivered to the Trustee an Opinion of Counsel, addressed to the Trustee and the Master Servicer, to the effect that the holding by the Trust Fund of such REO Property subsequent to two years after its acquisition will not result in the imposition on REMIC I or REMIC II of taxes on "prohibited transactions" thereof, as defined in Section 860F of the Code, or cause REMIC I or REMIC II to fail to qualify as a REMIC under the REMIC Provisions or comparable provisions of the laws of the State of California at any time that any Certificates are outstanding. The Master Servicer shall manage, conserve, protect and operate each REO Property for the Certificateholders solely for the purpose of its prompt disposition and sale in a manner which does not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) or result in the receipt by REMIC I or REMIC II of any "income from non-permitted assets" within the meaning of Section 860F(a)(2)(B) of the Code or any "net income from foreclosure property" which is subject to taxation under the REMIC Provisions. Pursuant to its efforts to sell such REO Property, the Master Servicer shall either itself or through an agent selected by the Master Servicer protect and conserve such REO Property in the same manner and to such extent as is customary in the locality where such REO Property is located and may, incident to its conservation and protection of the interests of the Certificateholders, rent the same, or any part thereof, as the Master Servicer deems to be in the best interest of the Certificateholders for the period prior to the sale of such REO Property.

          Any REO Disposition shall be for cash only (unless changes in the REMIC Provisions made subsequent to the Startup Day allow a sale for other consideration).

          The Master Servicer shall segregate and hold all funds collected and received in connection with the operation of any REO Property separate and apart from its own funds and general assets. The Master Servicer shall deposit, or cause to be deposited, on a daily basis in the Custodial Account all revenues received with respect to the REO Properties, net of any directly related expenses incurred or withdraw therefrom funds necessary for the proper operation, management and maintenance of the REO Property.

          If as of the date of acquisition of title to any REO Property there remain outstanding unreimbursed Servicing Advances with respect to such REO Property or any outstanding Advances allocated thereto the Master Servicer, upon an REO Disposition, shall be entitled to reimbursement for any related unreimbursed Servicing Advances and any unreimbursed related Advances as well as any unpaid Servicing Fees from proceeds received in connection with the REO Disposition, as further provided in Section 3.15.

          The REO Disposition shall be carried out by the Master Servicer at such price and upon such terms and conditions as the Master Servicer shall determine.

          The Master Servicer shall deposit the proceeds from the REO Disposition, net of any payment to the Master Servicer as provided above, in the Custodial Account upon receipt thereof for distribution in accordance with
Section 4.01; provided, that any such net proceeds received by the Master Servicer which are in excess of the applicable Stated Principal Balance plus all unpaid REO Imputed Interest thereon through the last day of the month in which the REO Disposition occurred ("Excess Proceeds") shall be retained by the Master Servicer as additional servicing compensation.

          Notwithstanding the foregoing provisions of this Section 3.22, with respect to any Mortgage Loan as to which the Master Servicer has received notice of, or has actual knowledge of, the presence of any toxic or hazardous substance on the Mortgaged Property, the Master Servicer shall promptly request the Trustee and the Depositor to provide directions and instructions with respect to such Mortgage Loan and shall act in accordance with any such directions and instructions jointly provided by the Trustee and the Depositor. Notwithstanding the preceding sentence of this Section 3.22, with respect to any Mortgage Loan described by such sentence, the Master Servicer shall not, on behalf of the Trustee, either (i) obtain title to the related Mortgaged Property as a result of or in lieu of foreclosure or otherwise, or (ii) otherwise acquire possession of, the related Mortgaged Property, unless (i) the Depositor and the Trustee jointly direct the Master Servicer to take such action and (ii) either (A) the Master Servicer has, at least 30 days prior to taking such action, obtained and delivered to the Depositor an environmental audit report prepared by a Person who regularly conducts environmental audits using customary industry standards or (B) the Depositor has directed the Master Servicer not to obtain an environmental audit report. If the Trustee and the Depositor have not jointly provided directions and instructions to the Master Servicer in connection with any such Mortgage Loan within 30 days of a request by the Master Servicer for such directions and instructions, then the Master Servicer shall take such action as it deems to be in the best economic interest of the Trust Fund (other than proceeding against the Mortgaged Property) and is hereby authorized at such time as it deems appropriate to release such Mortgaged Property from the lien of the related

Mortgage. The Master Servicer hereby agrees that it shall not require the Seller to repurchase any Mortgage Loan under the provisions of any applicable agreement, if the Depositor has directed the Master Servicer to take any action as described in the second preceding sentence in connection with the related Mortgaged Property and if the Master Servicer at the time of such direction had notice of the presence of such toxic or hazardous substance, unless the Seller was notified of such toxic or hazardous substance and consented to the action so directed by the Master Servicer.

          The cost of the environmental audit report contemplated by this
Section 3.22 shall be advanced by the Master Servicer as an expense of the Trust Fund, and the Master Servicer shall be reimbursed therefor from the Custodial Account as provided in Section 3.11, any such right of reimbursement being prior to the rights of the Certificateholders to receive any amount in the Custodial Account.

          If the Master Servicer determines, as described above, that it is in the best economic interest of the Trust Fund to take such actions as are necessary to bring any such Mortgaged Property in compliance with applicable environmental laws, or to take such action with respect to the containment, clean-up or remediation of hazardous substances, hazardous materials, hazardous wastes, or petroleum-based materials affecting any such Mortgaged Property, then the Master Servicer shall take such action as it deems to be in the best economic interest of the Trust Fund. The cost of any such compliance, containment, clean-up or remediation shall be advanced by the Master Servicer as an expense of the Trust Fund, and the Master Servicer shall be entitled to be reimbursed therefor from the Custodial Account as provided in Section 3.11, any such right of reimbursement being prior to the rights of the Certificateholders to receive any amount in the Custodial Account.

          SECTION 3.23. Additional Obligations of the Master Servicer.

          On each Certificate Account Deposit Date, the Master Servicer shall deliver to the Trustee for deposit in the Certificate Account from its own funds and without any right of reimbursement therefor, a total amount equal to the aggregate of the Prepayment Interest Shortfalls for such Distribution Date; provided that the Master Servicer's obligations under this subsection on any Distribution Date shall not be more than the total amount of its servicing compensation payable in such month (exclusive of any portion thereof which is payable to the Trustee).

          The Master Servicer shall apply all partial Principal Prepayments received as of the first day of the month following the month of receipt, with no resulting reduction in interest payable for the month in which any such partial Principal Prepayment is received.

          SECTION 3.24. Additional Obligations of the Depositor.

          The Depositor agrees that on or prior to the tenth day after the Closing Date, the Depositor shall provide the Trustee with a written notification, substantially in the form of Exhibit J attached hereto, relating to each Class of Certificates, setting forth (i) in the case of each Class of such Certificates, (a) if less than 10% of the aggregate Certificate Principal Balance of such Class of Certificates has been sold to the public as of such date, the value calculated pursuant to clause (b)(iii) of Exhibit J hereto, or,
(b) if 10% or more of such Class of Certificates has been sold to the public as of such date but no single price is paid for at least 10% of the aggregate Certificate Principal Balance of such Class of Certificates, then the weighted average price at which the Certificates of such Class were sold and the aggregate percentage of Certificates of such Class sold, or (c) the first single price at which at least 10% of the aggregate Certificate Principal Balance of such class of Certificates was sold to the public, (ii) the prepayment assumption used in pricing the Certificates, and (iii) such other information as to matters of fact as the Trustee may reasonably request to enable it to comply with it reporting requirements with respect to each Class of such Certificates to the extent such information can in the good faith judgment of the Depositor be determined by it.

          SECTION 3.25. Administration of Buydown Funds.

          (a) With respect to any Buydown Mortgage Loan, the Sub-servicer has deposited Buydown Funds in an account that satisfies the requirements for a Sub-servicing Account, except that if such account qualifies as an Eligible Account solely by virtue of the fact that the institution in which such account is maintained meets the requirements of clause (i) of the definition of Eligible Account, then the institution in which such account is maintained must also be one the long-term unsecured obligations of which are rated A2 or higher by Moody's and A1 or higher by Standard & Poor's (the "Buydown Account"). The Master Servicer shall cause the Sub-servicing Agreement to require that upon receipt from the Mortgagor of the amount due on a Due Date for each Buydown Mortgage Loan, the Sub-servicer will withdraw from the Buydown Account the predetermined amount that, when added to the amount due on such date from the Mortgagor, equals the full Monthly Payment and transmit that amount in accordance with the terms of the Sub-servicing Agreement to the Master Servicer together with the related payment made by the Mortgagor or advanced by the Sub-servicer.

          (b) If the Mortgagor on a Buydown Mortgage Loan prepays such loan in its entirety during the period (the "Buydown Period") when Buydown Funds are required to be applied to such Buydown Mortgage Loan, the Sub-servicer shall be required to withdraw from the Buydown Account and remit any Buydown Funds remaining in the Buydown Account in accordance with the related buydown agreement. The amount of Buydown Funds which may be remitted in accordance with the related buydown agreement may reduce the amount required to be paid by the Mortgagor to fully prepay the related Mortgage Loan. If the Mortgagor on a Buydown Mortgage Loan defaults on such Mortgage Loan during the Buydown Period and the property securing such Buydown Mortgage Loan is sold in the liquidation thereof (either by the

Master Servicer or the insurer under any related Primary Insurance Policy), the Sub-servicer shall be required to withdraw from the Buydown Account the Buydown Funds for such Buydown Mortgage Loan still held in the Buydown Account and remit the same to the Master Servicer in accordance with the terms of the Sub-servicing Agreement for deposit in the Custodial Account or, if instructed by the Master Servicer, pay to the insurer under any related Primary Insurance Policy if the Mortgaged Property is transferred to such insurer and such insurer pays all of the loss incurred in respect of such default. Any amount so remitted pursuant to the preceding sentence will be deemed to reduce the amount owed on the Mortgage Loan.

                                   ARTICLE IV

                         PAYMENTS TO CERTIFICATEHOLDERS

          SECTION 4.01. Certificate Account; Distributions.

          (a) The Trustee shall establish and maintain a Certificate Account, in which the Master Servicer shall cause to be deposited on behalf of the Trustee on or before 5:00 P.M. New York time on each Certificate Account Deposit Date by wire transfer of immediately available funds an amount equal to the sum of (i) any Advance for the immediately succeeding Distribution Date, (ii) any amount required to be deposited in the Certificate Account pursuant to Sections 3.11, 3.13, 3.22 or 3.23, (iii) all other amounts constituting the Available Distribution Amount for the immediately succeeding Distribution Date and (iv) the amount of the Certificate Insurer Premium and the Trustee's Fee for such Distribution Date. In addition, as and to the extent required pursuant to
Section 4.07(b), the Trustee shall withdraw from the Insurance Account and deposit into the Certificate Account the amount necessary to make the Insured Payment on each Distribution Date to the extent received from the Certificate Insurer.

          (b) On each Distribution Date, prior to making any other distributions referred to in Section 4.01(c) and provided that no Certificate Insurer Default has occurred, the Trustee shall withdraw from the Certificate Account and pay to the Certificate Insurer, by wire transfer of immediately available funds, the Certificate Insurer Premium for such Distribution Date and pay itself the Trustee Fee.

          (c) On each Distribution Date the Trustee shall distribute to each Certificateholder of record as of the next preceding Record Date (other than as provided in Section 9.01 respecting the final distribution) either in immediately available funds (by wire transfer or otherwise) to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder has so notified the Trustee at least 5 Business Days prior to the related Record Date and such Certificateholder is the registered owner of Certificates the aggregate Initial Certificate Principal Balance of which is not less than $2,500,000 (or, with respect to the Class S Certificates, is the registered owner of an initial Notional Amount of not less than $10,000,000 of such Class), or otherwise by check mailed to such Certificateholder at the address of such Holder appearing in the Certificate Register, such Certificateholder's share (based on the aggregate of the Percentage Interests represented by Certificates of the applicable Class held by such Holder) of the following amounts, in the following order of priority, in each case to the extent of the Available Distribution Amount:

          (i) to the Holders of the Class S, Class A-1 and Class A-2 Certificates, on a pro rata basis, Accrued Certificate Interest on such Class of Certificates for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date for which no Insured Payment has been previously paid with respect to such Certificates;

          (ii) first, to the Holders of the Class A-1 Certificates and, second, to the Holders of the Class A-2 Certificates (in reduction of the Certificate Principal Balances of such Certificates), in an amount equal to the Super Senior Principal Distribution Amount (except for any portion of the Super Senior Principal Distribution Amount described in clause (iv) of the definition of Super Senior Principal Distribution Amount), in each case until such Certificate Principal Balances are reduced to zero, ;

          (iii) to the Holders of the Class A-3 Certificates, Accrued Certificate Interest on such Class of Certificates for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date for which no Insured Payment has been previously paid with respect to such Certificates;

          (iv) to the Holders of the Class A-3 Certificates (in reduction of the Certificate Principal Balance of the Class A-3 Certificates), in an amount equal to the Class A-3 Principal Distribution Amount (not to exceed the then outstanding Certificate Principal Balance of the Class A-3 Certificates), except for the amount described in clause (iv) of the definition of Class A-3 Principal Distribution Amount;

          (v) provided that no Certificate Insurer Default has occurred, to the Certificate Insurer, to reimburse the Certificate Insurer for claims under the Policy, to the extent of Cumulative Insurance Payments on the Senior Certificates;

          (vi) to the Holders of the Super Senior Certificates (in the priority set forth in clause (ii) above), the portion of the Super Senior Principal Distribution Amount consisting of any Subordination Increase Amount;

          (vii) to the Class A-3 Certificateholders, the portion of the Class A-3 Principal Distribution Amount consisting of any Subordination Increase Amount; and

          (viii) to the Holders of the Class R-I Certificates, the balance, if any, of the Available Distribution Amount.

          (d) After reduction of the Certificate Principal Balances of the Class A Certificates to zero, the Class A Certificates will be entitled to no further distributions of principal thereon and the Available Distribution Amount will be paid solely to the holders of the Class R-I Certificates.

          (e) Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, as Holder thereof, and the Depository shall be responsible for crediting the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. None of the Trustee, the Certificate Registrar, the Company or the Master Servicer shall have any responsibility therefor except as otherwise provided by this Agreement or applicable law.

          (f) The Trustee shall, upon written request from the Master Servicer, invest or cause the institution maintaining the Certificate Account to invest the funds in the Certificate Account in Permitted Instruments designated in the name of the Trustee for the benefit of the Certificateholders, which shall mature not later than the Business Day next preceding the Distribution Date next following the date of such investment (except that (i) any investment in obligations of the institution with which the Certificate Account is maintained may mature on such Distribution Date and (ii) any other investment may mature on such Distribution Date if the Trustee shall agree to advance funds on such Distribution Date to the Certificate Account in the amount payable on such investment on such Distribution Date, pending receipt thereof to the extent necessary to make distributions on the Certificates) and shall not be sold or disposed of prior to maturity. All income and gain realized from any such investment shall be for the benefit of the Master Servicer and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments shall be deposited in the Certificate Account by the Master Servicer out of its own funds immediately as realized without right of reimbursement.

          (g) Except as otherwise provided in Section 9.01, whenever the Trustee expects that the final distribution with respect to any Class of Certificates will be made on the next Distribution Date, the Trustee shall, no later than five days after the Determination Date, mail to each Holder on such date of such Class of Certificates a notice to the effect that:

          (i) the Trustee expects that the final distribution with respect to such Class of Certificates will be made on such Distribution Date but only upon presentation and surrender of such Certificates at the office of the Trustee therein specified, and

          (ii) no interest shall accrue on such Certificates from and after the end of the related Interest Accrual Period.

          Any funds not distributed to any Holder or Holders of Certificates of such Class on such Distribution Date because of the failure of such Holder or Holders to tender their Certificates shall, on such date, be set aside and held in trust and credited to the account of the appropriate non-tendering Holder or Holders. If any Certificates as to which notice has been given pursuant to this Section 4.01(g) shall not have been surrendered for cancellation within six months after the time specified in such notice, the Trustee shall mail a second notice to the remaining non-tendering Certificateholders to surrender their Certificates for cancellation in order to receive the final distribution with respect thereto. If within six months after the second notice all such Certificates shall not have been surrendered for cancellation, the Trustee shall take reasonable steps as directed by the Depositor, or appoint an agent to take reasonable steps, to contact the remaining non-tendering Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining the funds in trust and of contacting such Certificateholders shall be paid out of the assets remaining in the Trust Fund after the second notice any such Certificates shall not have been surrendered for cancellation, the Class R-I Certificateholders shall be entitled to all unclaimed funds and other assets which remain subject hereto. No interest shall accrue or be payable to any Certificateholder on any amount held in trust as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 4.01(g).

          SECTION 4.02. Statements to Certificateholders.

          On each Distribution Date the Trustee shall forward or cause to be forwarded by mail to each Holder of a Certificate, the Certificate Insurer and to the Depositor and the Master Servicer a statement as to such distribution setting forth:

               (i) (a) the amount of such distribution to the Certificateholders of such Class applied to reduce the Certificate Principal Balance thereof and (b) the aggregate amount included therein representing Principal Prepayments;

               (ii) the amount of such distribution to the Certificateholders of such Class allocable to interest;

               (iii) the amount of related servicing compensation received by or on behalf of the Master Servicer and any Sub-Servicers with respect to such Distribution Date and such other customary information as the Master Servicer deems necessary or desirable and supplies to the Trustee, or which a Certificateholder reasonably requests, to enable Certificateholders to prepare their tax returns;

               (iv) the aggregate amount of Advances included in such distribution as of the close of business on such Distribution Date;

               (v) the number and aggregate Stated Principal Balance of the Mortgage Loans at the close of business on such Distribution Date;

               (vi) the Certificate Principal Balance of a Single Certificate of such Class, the aggregate Certificate Principal Balance of the Class A-1, Class A-2, Class A-3 and Class R-I Certificates, respectively, the Notional Amount of the Class S Certificates, the Super Senior Percentage, the Class A-3 Percentage and the Super Senior Prepayment Percentage, after giving effect to the amounts distributed on such Distribution Date separately identifying any reduction thereof due to Realized Losses other than pursuant to an actual distribution of principal;

               (vii) the number and aggregate Stated Principal Balance of Mortgage Loans (a) delinquent 31 to 60 days, (b) delinquent 61 to 90 days,
     (c) delinquent 91 days or more;

               (viii) the number and aggregate Stated Principal Balance of Mortgage Loans as to which foreclosure proceedings have been commenced in each case as of the related Determination Date and which are (a) delinquent 31 to 60 days, (b) delinquent 61 to 90 days, (c) delinquent 91 days or more;

               (ix) the number and aggregate Stated Principal Balance of Mortgage Loans as to which bankruptcy proceedings have been commenced in each case as of the related Determination Date and which are (a) delinquent 31 to 60 days, (b) delinquent 61 to 90 days, (c) delinquent 91 days or more;

               (x) with respect to any Mortgage Loan that became a REO Property during the preceding calendar month, the loan number and Stated Principal Balance of such Mortgage Loan as of the close of business on the Distribution Date in such month and the date of acquisition thereof;

               (xi) the book value of any REO Property as of the close of business on the last Business Day of the calendar month preceding the Distribution Date;

               (xii) the Pass-Through Rate in effect for the preceding calendar month with respect to each Class of Certificates;

               (xiii) the aggregate Accrued Certificate Interest remaining unpaid, if any, for each Class of Certificates, after giving effect to the distribution made on such Distribution Date;

               (xiv) the Special Hazard Amount, Fraud Loss Amount and Bankruptcy Amount remaining available immediately after such Distribution Date;

               (xv) the aggregate Realized Losses incurred since the Cut-off
     Date;

               (xvi) the weighted average (by aggregate outstanding principal balance) remaining term to maturity;

               (xvii) the related Required Subordinated Amount, Subordinated Amount, Subordination Deficiency Amount, Subordination Increase Amount and Subordination Reduction Amount;

               (xviii) the aggregate amount of any Realized Losses for such Distribution Date;

               (xix) the aggregate amount of any recoveries on previously foreclosed loans from the Seller due to a breach of representation or warranty; and

               (xx) the amount of any Insured Payment made on such Distribution Date, the amount of any reimbursement payment made to the Certificate Insurer on such Distribution Date pursuant to Section 4.01(c)(v) and the amount of Cumulative Insurance Payments after giving effect to any such Insured Payment or any such reimbursement payment to the Certificate Insurer.

          In the case of information furnished pursuant to subclauses (i)-(iii) above, the amounts shall also be expressed as a dollar amount per Single Certificate.

          Within a reasonable period of time after the end of each calendar year, the Trustee shall prepare and forward, to each Person who at any time during the calendar year was a Holder of a Senior Certificate a statement containing the information set forth in subclauses (i) - (iii) above, aggregated for such calendar year or applicable portion thereof during which such person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code and regulations thereunder as from time to time are in force.

          On each Distribution Date the Trustee shall prepare and forward, to each Holder of a Class R-I or Class R-II Certificate a copy of the reports forwarded to the Senior Certificateholders on such Distribution Date.

          Within a reasonable period of time after the end of each calendar year, the Trustee shall prepare and forward, to each Person who at any time during the calendar year was a Holder of a Class R-I or Class R-II Certificate a statement containing the information provided pursuant to the previous paragraph aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as from time to time are in force.

          SECTION 4.03. Remittance Reports; Advances by the Master Servicer.

          (a) On the Business Day following each Determination Date, the Master Servicer shall deliver to the Trustee and the Certificate Insurer a report, prepared as of the close of business on the Determination Date (the "Determination Date Report"), in the form of an electromagnetic tape or disk. The Determination Date Report and any written information supplemental thereto shall include such information with respect to the Mortgage Loans that is reasonably available to the Master Servicer and that is required by the Trustee for purposes of making the calculations referred to in the following paragraph, as set forth in written specifications or guidelines issued by the Trustee from time to time. Not later than 11:00 A.M. California time on each Certificate Account Deposit Date, the Trustee shall furnish by telecopy to the Master Servicer and the Certificate Insurer a statement (the information in such statement to be made available to Certificateholders or the Depositor by the Master Servicer on request) setting forth (i) the Available Distribution Amount,
(ii) the amounts required to be withdrawn from the Custodial Account and deposited into the Certificate Account on the immediately succeeding Certificate Account Deposit Date pursuant to clause (iii) of Section 4.01(a), (iii) the Certificate Insurer Premium, if any, (iv) if the Trustee determines that the Deficiency Amount for such Distribution Date is greater than zero, the amount necessary to complete clauses (ii)-(vi) of the notice in the form of Exhibit A to the Policy (the "Notice") and (v) Cumulative Insurance Payments after giving effect to the distributions to be made on such Distribution Date. The Trustee shall have no obligation to recompute, recalculate or verify any information provided to it by the Master Servicer. The determination by the Trustee of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes hereunder.

          (b) Not later than 2:00 P.M. New York time on each Certificate Account Deposit Date, the Trustee shall notify the Master Servicer of the aggregate amount of Advances required to be made for the related Distribution Date, which shall be in an aggregate amount equal to the aggregate amount of Monthly Payments (with each interest portion thereof adjusted to the Net Mortgage Rate plus the Certificate Insurer Premium Rate), less the amount of any related Debt Service Reductions or reductions in the amount of interest collectable from the Mortgagor pursuant to the Relief Act, on the Outstanding Mortgage Loans as of the related Due Date, which Monthly Payments were delinquent as of the close of business as of the related Determination Date; provided, however, that no Advance shall be made if it would be a Nonrecoverable Advance. On or before 4:00 P.M. New York time on each Certificate Account Deposit Date, the Master Servicer shall either (i) deposit in the Certificate Account from its own funds, or funds received therefor from the Sub-Servicers, an amount equal to the Advances to be made by the Master Servicer in respect of the related Distribution Date, (ii) withdraw from amounts on deposit in the Custodial Account and deposit in the Certificate Account all or a portion of the amounts held for future distribution in discharge of any such Advance, or (iii) make advances in the form of any combination of (i) and (ii) aggregating the amount of such Advance. Any portion of the amounts held for future distribution so used shall be replaced by the Master Servicer by deposit in the Certificate Account on or before 1:00 P.M. New York time on any future Certificate Account Deposit Date to the extent that funds attributable to the Mortgage Loans that are available in the Custodial Account for deposit in the Certificate Account on such Certificate Account Deposit Date shall be less than payments to Certificateholders required to be made on the following Distribution Date. The amount of any reimbursement pursuant to Section 3.11 in respect of outstanding Advances on any Distribution Date shall be allocated to specific Monthly Payments due but delinquent for previous Due Periods, which allocation shall be made, to the extent practicable, to Monthly Payments which have been delinquent for the longest period of time. Such allocations shall be conclusive for purposes of reimbursement to the Master Servicer from recoveries on related Mortgage Loans pursuant to Section 3.11. The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by a certificate of a Servicing Officer delivered to the Seller and the Trustee. The Trustee shall deposit all funds it receives pursuant to this Section 4.03 into the Certificate Account.

          (c) In the event that the Master Servicer determines as of any Certificate Account Deposit Date that it will be unable to deposit in the Certificate Account an amount equal to the Advance required to be made for the immediately succeeding Distribution Date in the amount determined by the Trustee pursuant to paragraph (b) above, it shall give notice to the Trustee of its inability to advance (such notice may be given by telecopy), not later than 4:00 P.M., New York time, on such date, specifying the portion of such amount that it will be unable to deposit. Not later than 4:00 P.M., New York time, on the earlier of (x) two Business Days following such Certificate Account Deposit Date or (y) the Business Day preceding the related Distribution Date, unless by such time the Master Servicer shall have directly or indirectly deposited in the Certificate Account the entire amount of the Advances required to be made for the related Distribution Date, pursuant to Section 7.01, the Trustee shall (a) terminate all of the rights and obligations of the Master Servicer under this Agreement in accordance with Section 7.01 and (b) assume the rights and obligations of the Master Servicer hereunder, including the obligation to deposit in the Certificate Account an amount equal to the Advance for the immediately succeeding Distribution Date.

          SECTION 4.04. Allocation of Realized Losses.

          Prior to each Distribution Date, the Master Servicer shall determine the total amount of Realized Losses, if any, that resulted from any Cash Liquidation, Debt Service Reduction, Deficient Valuation or REO Disposition that occurred during the related Prepayment Period. The amount of each Realized Loss shall be evidenced by an Officers' Certificate by the

Master Servicer. Realized Losses shall be allocated among the various Classes of Certificates as determined by the Trustee in accordance with the following provisions. All Realized Losses, other than Excess Losses, shall be allocated, first, to the Net Monthly Excess Cash Flow for such Distribution Date; second, to the Class R-I Certificates; third, to the Class A-3 Certificates; and fourth, to the Super Senior Certificates on a pro rata basis. All Excess Losses shall be allocated to the Net Monthly Excess Cash Flow and then among all the Certificates on a pro rata basis.

          Unless a Certificate Insurer Default has occurred and is continuing, all Realized Losses (including Excess Losses) allocated to the Senior Certificates will be Deficiency Amounts and will be recovered under the Policy by the Trustee pursuant to Section 4.07 and paid to the Holders of the Senior Certificates pursuant to Section 4.07 and Section 4.01.

          An allocation of a Realized Loss (including an Excess Loss) on a "pro rata basis" among two or more Classes of Certificates means an allocation to each such Class of Certificates on the basis of its then outstanding Certificate Principal Balance prior to giving effect to distributions to be made on such Distribution Date in the case of an allocation of the principal portion of a Realized Loss or based on the Accrued Certificate Interest thereon in the case of an allocation of the interest portion of a Realized Loss. Except as provided in the following sentence, any allocation of the principal portion of Realized Losses (other than Debt Service Reductions) to a Class of Certificates shall be made by reducing the Certificate Principal Balance thereof, by the amount so allocated, which allocation shall be deemed to have occurred on such Distribution Date. Any allocation of the principal portion of Realized Losses (other than Debt Service Reductions) to the Certificates shall be made by operation of the definition of "Certificate Principal Balance" and by the provisions of Section 4.01(c). Allocations of the interest portions of Realized Losses shall be made by operation of the definition of "Accrued Certificate Interest" and by operation of the provisions of Section 4.01(c). Allocations of the principal portion of Debt Service Reductions shall be made by operation of the provisions of Section 4.01(c). All Realized Losses and all other losses allocated to a Class of Certificates hereunder will be allocated among the Certificates of such Class in proportion to the Percentage Interests evidenced thereby. For purposes of the foregoing, the Trustee shall maintain records relating to the Bankruptcy Amount, the Fraud Loss Amount and the Special Hazard Amount as in effect from time to time.

          SECTION 4.05. Information Reports to Be Filed by the Master Servicer.

          The Master Servicer or the Sub-Servicers shall file information reports with respect to the receipt of mortgage interest received in a trade or business, foreclosures and abandonments of any Mortgaged Property and the information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property required by Sections 6050H, 6050J and 6050P of the Code, respectively, and deliver to the Trustee an Officers' Certificate stating that such reports have been filed. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by such Sections 6050H, 6050J and 6050P of the Code.

          SECTION 4.06. Compliance with Withholding Requirements.

          Notwithstanding any other provision of this Agreement, the Trustee shall comply with all federal withholding requirements respecting payments to Certificateholders of interest or original issue discount on the Mortgage Loans, and payments of interest or discount on amounts invested by the Trustee as agent for Certificateholders pursuant to an election made under Section 4.01 hereof, that the Trustee reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for such withholding. In the event the Trustee withholds any amount from interest or original issue discount payments or advances thereof to any Certificateholder pursuant to federal withholding requirements, the Trustee shall, together with its monthly report to such Certificateholders pursuant to Section 4.02 hereof, indicate such amount withheld.

          SECTION 4.07. The Policy.

          (a) If pursuant to Section 4.03(a)(iv), the Trustee determines that the Deficiency Amount for such Distribution Date is greater than zero, the Trustee shall complete the Notice in the form of Exhibit A to the Policy and submit such Notice in accordance with the Policy to the Certificate Insurer and the fiscal agent, if any, named in the Policy no later than 12:00 noon, New York City time, on the Business Day two Business Days preceding each Distribution Date, as a claim for an Insured Payment in an amount equal to such Deficiency Amount.

          (b) The Trustee shall establish and maintain the Insurance Account on behalf of the Holders of the Senior Certificates. Upon receipt of an Insured Payment from the Certificate Insurer on behalf of the Senior Certificateholders, the Trustee shall deposit such Insured Payment in the Insurance Account. All amounts on deposit in the Insurance Account shall remain uninvested. On each Distribution Date, the Trustee shall transfer any Insured Payment then on deposit in the Insurance Account to the Certificate Account. The Trustee shall distribute on each Distribution Date the Deficiency Amount for such Distribution Date from the Certificate Account together with and in the manner provided for the distributions due to the Senior Certificateholders on such Distribution Date pursuant to Section 4.01.

          (c) The Trustee shall (i) receive as attorney-in-fact of each Senior Certificateholder any Insured Payment from the Certificate Insurer and (ii) distribute such Insured Payment to such Senior Certificateholders as set forth in Subsection (b) above. Insured Payments disbursed by the Trustee from proceeds of the Policy shall not be considered payment by the Trust Fund with respect to the Senior Certificates, nor shall such disbursement of such Insured Payments discharge the obligations of the Trust Fund with respect to the amounts thereof, and the Certificate Insurer shall become owner of such amounts to the extent covered by such Insured Payments as the deemed assignee of such Senior Certificateholders. The Trustee hereby agrees on behalf of each Senior Certificateholder (and each Senior Certificateholder, by its acceptance of its Senior Certificates, hereby agrees) for the benefit of the Certificate Insurer that the Trustee shall recognize that to the extent the Certificate Insurer makes Insured Payments, either directly or indirectly (as by paying through the Trustee), to the Senior Certificateholders, the Certificate Insurer will be entitled to be subrogated to the rights of the Senior Certificateholders to the extent of such payments.

          SECTION 4.08. Distributions on the Uncertificated REMIC I Regular Interests.

          (a) On each Distribution Date, the Trustee shall be deemed to distribute to itself, as holder of the Uncertificated REMIC I Regular Interests, the Uncertificated REMIC I Regular Interest Distribution Amounts in the following order of priority, to the extent of the Available Distribution Amount:

          (i) Uncertificated Accrued Interest on the Uncertificated REMIC I Regular Interests for such Distribution Date, plus any Uncertificated Accrued Interest thereon remaining unpaid from any previous Distribution Date; and

          (ii) In accordance with the priority set forth in Section 4.08(b), an amount equal to the sum of the amounts distributable in respect of principal on the Class A-1, Class A-2 and Class A-3 Certificates under
     Section 4.01(c).

          (b) The amounts distributable in respect of principal on the Class A-1 Certificates shall be deemed distributed to Uncertificated REMIC I Regular Interest X. The amounts distributable in respect of principal on the Class A-2 and Class A-3 Certificates shall be deemed distributed to Uncertificated REMIC I Regular Interest Z.

          (c) In determining from time to time the Uncertificated REMIC I Regular Interest Distribution Amounts, (i) Realized Losses allocated to the Class S and Class A-1 Certificates under Section 4.04 shall be deemed allocated to Uncertificated REMIC Regular Interest X and (ii) Realized Losses allocated to the Class A-2 and Class A-3 Certificates shall be deemed allocated to the Uncertificated REMIC I Regular Interest Z corresponding to the related Mortgage Loans.

          (d) Notwithstanding the deemed distributions on the Uncertificated REMIC I Regular Interests described in this Section 4.08, distributions of funds from the Certificate Account shall be made only in accordance with Section 4.01.

                                    ARTICLE V

                                THE CERTIFICATES


          SECTION 5.01. The Certificates.

          (a) The Certificates will be substantially in the respective forms annexed hereto as Exhibits A and B. The Certificates will be issuable in registered form only. Except as provided in Section 5.01(b) below, the Class A-1 and Class A-2 Certificates will be issuable in denominations evidencing initial Certificate Principal Balances of not less than $25,000 and integral multiples of $1.00 in excess thereof. The Class A-3 Certificates will be issuable in denominations evidencing initial Certificate Principal Balances of not less than $25,000 and integral multiples of $1,000 in excess thereof. The Class S Certificates will be issuable in denominations evidencing an initial Notional Amount of not less than $25,000 and integral multiples of $1.00 in excess thereof. The Class R-I and the Class R-II Certificates will each be issuable in denominations of any Percentage Interest representing 5.00% and multiples of 0.01% in excess thereof; provided, however, that one Class R-I and one Class R-II Certificate may be issued to the "tax matters person", pursuant to Article X, in a minimum denomination representing a Percentage Interest of not less than 0.01%.

          Upon original issue, the Certificates shall, upon the written request of the Depositor executed by an officer of the Depositor, be executed and delivered by the Trustee, authenticated by the Trustee and delivered to or upon the order of the Depositor upon receipt by the Trustee of the documents specified in Section 2.01. The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee in its capacity as trustee hereunder by a Responsible Officer. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates issued on the Closing Date shall be dated the Closing Date and any Certificates delivered thereafter shall be dated the date of their authentication.

          (b) The Class S, Class A-1 and Class A-2 Certificates shall initially be issued as one or more Certificates registered in the name of the Depository or its nominee and, except as provided below, registration of such Certificates may not be transferred by the Trustee except to another Depository that agrees to hold such Certificates for the respective Certificate Owners with Ownership Interests therein. The Certificate Owners shall hold their respective Ownership Interests in and to each of the Class A Certificates (except for such remainders) through the book-entry facilities of the Depository and, except as provided below, shall not be entitled to Definitive Certificates in respect of such Ownership Interests. All transfers by Certificate Owners of their respective Ownership Interests in the Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall transfer the Ownership Interests only in the Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

          The Trustee, the Master Servicer and the Depositor may for all purposes (including the making of payments due on the respective Classes of Book-Entry Certificates) deal with the Depository as the authorized representative of the Certificate Owners with respect to the respective Classes of Book-Entry Certificates for the purposes of exercising the rights of Certificateholders hereunder. The rights of Certificate Owners with respect to the respective Classes of Book-Entry Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Depository Participants and brokerage firms representing such Certificate Owners. Multiple requests and directions from, and votes of, the Depository as Holder of any Class of Book-Entry Certificates with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Certificate Owners. The Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Depository of such record date.

          If (i)(A) the Depositor advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository and (B) the Depositor is unable to locate a qualified successor or (ii) the Depositor at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Trustee of the Book-Entry Certificates by the Depository, accompanied by registration instructions from the Depository for registration of transfer, the Trustee shall, at the expense of the Depositor, issue the Definitive Certificates. Neither the Depositor, the Master Servicer nor the Trustee shall be liable for any actions taken by the Depository or its nominee, including, without limitation, any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates the Trustee and the Master Servicer shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

          SECTION 5.02. Registration of Transfer and Exchange of Certificates.

          (a) The Trustee shall maintain a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided.

          (b) Except as provided in Section 5.02(c), no transfer, sale, pledge or other disposition of a Class R-I or Class R-II shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration requirements of the Securities Act of 1933, as amended (the "Act"), and any applicable state securities laws or is made in accordance with said Act and laws. In the event that a transfer of a Class R-I or Class R-II Certificate is to be made under this Section 5.02(b), (i) the Depositor may direct the Trustee to require an Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee and the Depositor that such transfer shall be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trustee, the Depositor or the Master Servicer, provided that such Opinion of Counsel will not be required in connection with the initial transfer of any such Certificate by the Depositor or any affiliate thereof, to a non-affiliate of the Depositor and (ii) the Trustee shall require the transferee to execute a representation letter, substantially in the form of Exhibit G-1 hereto, and the Trustee shall require the transferor to execute a representation letter, substantially in the form of Exhibit G-2 hereto, each acceptable to and in form and substance satisfactory to the Depositor and the Trustee certifying to the Depositor and the Trustee the facts surrounding such transfer, which representation letters shall not be an expense of the Trustee, the Depositor or the Master Servicer; provided however that such representation letters will not be required in connection with any transfer of any such Certificate by the Depositor to an affiliate of the Depositor and the Trustee shall be entitled to conclusively rely upon a representation (which, upon the request of the Trustee, shall be a written representation) from the Depositor of the status of such transferee as an affiliate of the Depositor. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor and the Master Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such applicable federal and state laws.

          (c) Transfers of Class R-I or Class R-II Certificates may be made in accordance with this Section 5.02(c) if the prospective transferee of a Certificate provides the Trustee and the Depositor with an investment letter substantially in the form of Exhibit G-3 attached hereto, which investment letter shall not be an expense of the Trustee, the Depositor or the Master Servicer, and which investment letter states that, among other things, such transferee is a "qualified institutional buyer" as defined under Rule 144A. Such transfers shall be deemed to have complied with the requirements of Section 5.02(b) hereof; provided, however, that no Transfer of any of the Class R-I or Class R-II Certificates may be made pursuant to this Section 5.02(c) by the Depositor. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor and the Master Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such applicable federal and state laws.

          (d) The Trustee shall require an Opinion of Counsel from a prospective transferee prior to the transfer of any Class A-3, Class R-I or Class R-II Certificate to any employee benefit plan or other retirement arrangement, including individual retirement accounts and Keogh plans, that is subject to
Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or Section 4975 of the Code (any of the foregoing, a "Plan"), to a trustee or other Person acting on behalf of any Plan, or to any other person who is using "plan assets" of any Plan to effect such acquisition (including any insurance company using funds in its general or separate accounts that may constitute "plan assets"). Such Opinion of Counsel must establish to the satisfaction of the Depositor and the Trustee or the Certificate Registrar that such disposition will not violate the prohibited transaction provisions of
Section 406 of ERISA and Section 4975 of the Code. Neither the Depositor, the Master Servicer nor the Trustee will be required to obtain such Opinion of Counsel on behalf of any prospective transferee. In the case of any transfer of the foregoing Certificates to an insurance company, in lieu of such Opinion of Counsel, the Trustee shall require a certification in the form of Exhibit G-6 (or in a form substantially similar to such Exhibit G-6 as shall be mutually agreed upon by the Depositor and the Trustee) substantially to the effect that the source of the funds used to purchase such Certificates is an "insurance company general account" (as such term is defined in the Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60") issued by the United States Department of Labor) and that there is no Plan with respect to which the amount of such general account's reserves and liabilities for contracts held by or on behalf of such Plan and all other Plans maintained by the same employer (or any "affiliate" thereof (as defined in PTCE 95-60), or by the same employee organization, exceed 10% of the total of all reserves and liabilities of such general account (as determined under PTCE 95-60) as of the date of acquisition of such Certificates; provided however that such certification will not be required in connection with any transfer of any such Certificate by the Depositor to an affiliate of the Depositor and the Trustee shall be entitled to conclusively rely upon a representation (which, upon the request of the Trustee, shall be a written representation) from the Depositor of the status of such transferee as an affiliate of the Depositor. The permission of any transfer in violation of the restriction on transfer set forth in this paragraph shall not constitute a default or an Event of Default.

          (e) (i) Each Person who has or who acquires any Ownership Interest in a Class R-I or Class R-II Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee or its designee under clause (iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause

(iii)(B) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any Ownership Interest in a Class R-I or Class R-II Certificate are expressly subject to the following provisions:

          (A) Each Person holding or acquiring any Ownership Interest in a Class R-I or Class R-II Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

          (B) In connection with any proposed Transfer of any Ownership Interest in a Class R-I or Class R-II Certificate, the Trustee shall require delivery to it, and shall not register the Transfer of any Residual Certificate until its receipt of (I) an affidavit and agreement (a "Transfer Affidavit and Agreement" in the form attached hereto as Exhibit G-5) from the proposed Transferee, in form and substance satisfactory to the Master Servicer and the Trustee representing and warranting, among other things, that it is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Class R-I or Class R-II Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Residual Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this Section 5.02 and agrees to be bound by them, and (II) a certificate, in the form attached hereto as Exhibit G-4, from the Holder wishing to transfer the Class R-I or Class R-II Certificate, in form and substance satisfactory to the Master Servicer and the Trustee representing and warranting, among other things, that no purpose of the proposed Transfer is to impede the assessment or collection of tax.

          (C) Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee under clause (B) above, if a Responsible Officer of the Trustee assigned to this transaction has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in a Class R-I or Class R-II Certificate to such proposed Transferee shall be effected.

          (D) Each Person holding or acquiring any Ownership Interest in a Class R-I or Class R-II Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest in a Class R-I or Class R-II Certificate and (y) not to transfer its Ownership Interest unless it provides a certificate to the Trustee in the form attached hereto as Exhibit G-4.

          (E) Each Person holding or acquiring an Ownership Interest in a Class R-I or Class R-II Certificate, by purchasing an Ownership Interest in such Certificate, agrees to give the Trustee written notice that it is a "pass-through interest holder" within the meaning of Temporary Treasury Regulations Section 1.67-3T(a)(2)(i)(A) immediately upon acquiring an Ownership Interest in a Class R-I or Class R-II Certificate, if it is "a pass-through interest holder", or is holding an Ownership Interest in a Residual Certificate on behalf of a "pass-through interest holder."

          (ii) The Trustee will register the Transfer of any Class R-I or Class R-II Certificate only if it shall have received the Transfer Affidavit and Agreement in the form attached hereto as Exhibit G-5, a certificate of the Holder requesting such transfer in the form attached hereto as Exhibit G-4 and all of such other documents as shall have been reasonably required by the Trustee as a condition to such registration. Transfers of the Residual Certificates to Non-United States Persons and Disqualified Organizations are prohibited.

          (iii) (A) If any Disqualified Organization shall become a Holder of a Class R-I or Class R-II Certificate, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R-I or Class R-II Certificate. If a Non-United States Person shall become a Holder of a Class R-I or Class R-II Certificate, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R-I or Class R-II Certificate. If a transfer of a Residual Certificate is disregarded pursuant to the provisions of Treasury Regulations Section 1.860E-1 or Section 1.860G-3, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Residual Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Class R-I or Class R-II Certificate that is in fact not permitted by this Section 5.02 or for making any payments due on such Certificate to the holder thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

               (B) If any purported Transferee shall become a Holder of a Class R-I or Class R-II Certificate in violation of the restrictions in this Section
5.02 and to the extent that the retroactive restoration of the rights of the Holder of such Class R-I or Class R-II Certificate as described in clause
(iii)(A) above shall be invalid, illegal or unenforceable, then the Trustee shall have the right, without notice to the holder or any prior holder of such Residual Certificate, to sell such Residual Certificate to a purchaser selected by the Trustee on such terms as the Trustee may choose. Such purported Transferee shall promptly endorse and deliver each Residual Certificate in accordance with the instructions of the Trustee. Such purchaser may be the Trustee itself. The proceeds of such sale, net of the commissions (which may include commissions payable to the Trustee), expenses and taxes due, if any, will be remitted by the Trustee to such purported Transferee. The terms and conditions of any sale under this clause (iii)(B) shall be determined in the sole discretion of the Trustee, and the Trustee shall not be liable to any Person having an Ownership Interest in a Residual Certificate as a result of its exercise of such discretion.

          (iv) The Trustee shall make available to the Internal Revenue Service and those Persons specified by the REMIC Provisions, all information necessary to compute any tax imposed (A) as a result of the transfer of an ownership interest in a Class R-I or Class R-II Certificate to any Person who is a Disqualified Organization, including the information regarding "excess inclusions" of such Class R-I or Class R-II Certificates required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulations Sections 1.860D-1(b)(5) and 1.860E-2(a)(5), and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in Section 1381 of the Code that holds an Ownership Interest in a Residual Certificate having as among its record holders at any time any Person who is a Disqualified Organization. The Trustee may charge and shall be entitled to reasonable compensation for providing such information as may be required from those Persons which may have had a tax imposed upon them as specified in clauses (A) and (B) of this paragraph for providing such information.

          (f) Subject to the preceding paragraphs, upon surrender for registration of transfer of any Certificate at the office of the Trustee maintained for such purpose, the Trustee shall execute and the Trustee or the Authenticating Agent shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same Class of a like aggregate initial Certificate Principal Balance, in the case of the Class A Certificates, or Percentage Interest, in the case of the Class S, Class R-I or Class R-II Certificates. Every Certificate surrendered for transfer shall be accompanied by notification of the account of the designated transferee or transferees for the purpose of receiving distributions pursuant to Section
4.01 by wire transfer, if any such transferee desires and is eligible for distribution by wire transfer.

          (g) At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of the same Class of a like aggregate initial Certificate Principal Balance, in the case of the Class A Certificates, or Percentage Interest, in the case of the Class S, Class R-I or Class R-II Certificates, upon surrender of the Certificates to be exchanged at the office of the Certificate Registrar. Whenever any Certificates are so surrendered for exchange the Trustee shall execute, authenticate and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in the form satisfactory to the Trustee or the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

          (h) No service charge shall be made to the Certificateholders for any transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

          (i) All Certificates surrendered for transfer and exchange shall be canceled and retained by the Trustee in accordance with the Trustee's standard procedures.

          SECTION 5.03. Mutilated, Destroyed, Lost or Stolen Certificates.

          If (i) any mutilated Certificate is surrendered to the Trustee and the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Trustee such security or indemnity as may be required by it to save it harmless, then, in the absence of notice to the Trustee that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute, authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of the same Class and initial Certificate Principal Balance. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith. Any replacement Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

          SECTION 5.04. Persons Deemed Owners.

          The Depositor, the Master Servicer, the Trustee, the Certificate Insurer and any agent of any of them may treat the person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.01 and for all other purposes whatsoever, and neither the Depositor, the Master Servicer, the Trustee, the Certificate Insurer nor any agent of any of them shall be affected by notice to the contrary.

                                   ARTICLE VI

                      THE DEPOSITOR AND THE MASTER SERVICER

          SECTION 6.01. Liability of the Depositor and the Master Servicer.

          The Depositor and the Master Servicer each shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Depositor and the Master Servicer herein.

          SECTION 6.02. Merger, Consolidation or Conversion of the Depositor or
                        the Master Servicer.

          The Depositor and the Master Servicer each will keep in full effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation, and each will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

          Any Person into which the Depositor or the Master Servicer may be merged, consolidated or converted, or any corporation resulting from any merger or consolidation to which the Depositor or the Master Servicer shall be a party, or any Person succeeding to the business of the Depositor or the Master Servicer, shall be the successor of the Depositor or the Master Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Master Servicer shall be qualified to sell mortgage loans to and service mortgage loans for FNMA or FHLMC.

          SECTION 6.03. Limitation on Liability of the Depositor, the Master
                        Servicer and Others.

          Neither the Depositor, the Master Servicer nor any of the directors, officers, employees or agents of the Depositor or the Master Servicer shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor or the Master Servicer (but this provision shall protect the above described persons) against any breach of warranties or representations made herein, or against any specific liability imposed on the Master Servicer pursuant to Section 3.01 or any other Section hereof; and provided further that this provision shall not protect the

Depositor, the Master Servicer or any such person, against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor, the Master Servicer and any director, officer, employee or agent of the Depositor or the Master Servicer may rely in good faith on any document of any kind PRIMA FACIE properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor, the Master Servicer and any director, officer, employee or agent of the Depositor or the Master Servicer shall be indemnified and held harmless by the Trust Fund against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to Master Servicer's servicing obligations with respect to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) or related to the Master Servicer's obligations under Section 3.01, or any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. Neither the Depositor nor the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Depositor or the Master Servicer may in its sole discretion undertake any such action which it may deem necessary or desirable with respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom (except any action or liability related to the Master Servicer's obligations under Section 3.01) shall be expenses, costs and liabilities of the Trust Fund, and the Depositor and the Master Servicer shall be entitled to be reimbursed therefor from the Certificate Account as provided in Section 3.11, any such right of reimbursement being prior to the rights of Certificateholders to receive any amount in the Certificate Account.

          SECTION 6.04. Limitation on Resignation of the Master Servicer.

          The Master Servicer shall not resign from the obligations and duties hereby imposed on it except (a) upon appointment of a successor servicer reasonably acceptable to the Trustee upon receipt by the Trustee of a letter from each Rating Agency that such a resignation and appointment will not, in and of itself, result in a downgrading of the Certificates or (b) upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Master Servicer shall be evidenced by an Opinion of Counsel (at the expense of the resigning Master Servicer) to such effect delivered to the Trustee. No such resignation shall become effective until the Trustee or a successor servicer reasonably acceptable to the Certificate Insurer shall have assumed the Master Servicer's responsibilities, duties, liabilities and obligations hereunder.

                                   ARTICLE VII

                                     DEFAULT

          SECTION 7.01. Events of Default.

          "Event of Default", wherever used herein, means any one of the following events:

          (i) any failure by the Master Servicer to remit to the Trustee for distribution to the Certificateholders any payment (other than an Advance) required to be made under the terms of the Certificates or this Agreement which continues unremedied for the earlier of (a) two (2) Business Days or
     (b) the Business Day immediately preceding the Distribution Date; or

          (ii) any failure on the part of the Master Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in the Certificates or in this Agreement (including any breach of the Master Servicer's representations and warranties pursuant to Section 2.03(a) which materially and adversely affects the interests of the Certificateholders) which continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Depositor (with a copy to the Trustee), the Certificate Insurer or the Trustee, or to the Master Servicer, the Depositor and the Trustee by the Holders of Certificates entitled to at least 25% of the Voting Rights; or

          (iii) a decree or order of a court or agency or supervisory authority having jurisdiction in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 consecutive days; or

          (iv) the Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Master Servicer or of or relating to all or substantially all of its property; or

          (v) the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of or otherwise voluntarily commence a case or proceeding under any applicable bankruptcy, insolvency, reorganization or other similar statute, make an assignment for the benefit of its credi- tors, or voluntarily suspend payment of its obligations; or

          (vi) the Master Servicer shall fail to deposit in the Certificate Account on any Certificate Account Deposit Date an amount equal to any required Advance which continues unremedied for the earlier of (a) a period of two (2) Business Days or (b) the Business Day immediately preceding the Distribution Date.

If an Event of Default described in clauses (i) - (v) of this Section shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, the Depositor or the Trustee shall, unless a Certificate Insurer Default is continuing, at the direction of the Certificate Insurer, or at the direction of the Holders of Certificates entitled to at least 51% of the Voting Rights with the consent of the Certificate Insurer, unless a Certificate Insurer Default is continuing by notice to the Master Servicer (and to the Depositor if given by the Trustee or to the Trustee if given by the Depositor) terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Trust Fund, other than its rights as a Certificateholder hereunder; provided, however, that unless a Certificate Insurer Default is continuing the successor to the Master Servicer appointed pursuant to Section 7.02 shall be acceptable to the Certificate Insurer and shall have accepted the duties of Master Servicer effective upon the resignation or termination of the Master Servicer. If an Event of Default described in clause (vi) hereof shall occur, the Trustee shall, by notice to the Master Servicer, the Certificate Insurer and the Depositor, terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Trust Fund, other than its rights as a Certificateholder hereunder; provided, however, that (i) if the Trustee determines (in its sole discretion) that the failure by the Master Servicer to make any required Advance was due to circumstances beyond its control, and the required Advance was otherwise made, the Trustee shall not terminate the Master Servicer and (ii) if the Certificate Insurer makes such required Advance the Trustee shall not terminate the Master Servicer without the consent of the Certificate Insurer. On or after the receipt by the Master Servicer of such notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates (other than as a holder thereof) or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section, and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise at the expense of the Master Servicer. The Master Servicer agrees to cooperate (and pay any related costs and expenses) with the Trustee in effecting the termination of the Master Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee or its appointed agent for administration by it of all cash amounts which shall at the time be deposited by the Master Servicer or should have been deposited to the Custodial or the Certificate Account or thereafter be received with respect to the Mortgage Loans. The Trustee shall not be deemed to have breached any obligation hereunder as a result of a failure to make or delay in making any distribution as and when required hereunder caused by the failure of the Master Servicer to remit any amounts received on it or to deliver any documents held by it with respect to the Mortgage Loans. For purposes of this
Section 7.01, the Trustee shall not be deemed to have knowledge of an Event of Default unless a Responsible Officer of the Trustee assigned to and working in the Trustee's Corporate Trust Division has actual knowledge thereof or unless notice of any event which is in fact such an Event of Default is received by the Trustee and such notice references the Certificates, the Trust Fund or this Agreement.

          Notwithstanding any termination of the activities of Imperial Credit Industries, Inc. ("Imperial") in its capacity as Master Servicer hereunder, Imperial shall be entitled to receive, out of any Late Collection of a Monthly Payment on a Mortgage Loan which was due prior to the notice terminating Imperial's rights and obligations as Master Servicer hereunder and received after such notice, that portion to which Imperial would have been entitled pursuant to Sections 3.11(ii), (iii), (iv), (v) and (viii) and Section 4.01(c)(iv) as well as its Servicing Fee in respect thereof, and any other amounts payable to Imperial hereunder the entitlement to which arose prior to the termination of its activities hereunder.

          SECTION 7.02. Trustee to Act; Appointment of Successor.

          On and after the time the Master Servicer receives a notice of termination pursuant to Section 7.01 (i)-(v), the Certificate Insurer may appoint a successor Master Servicer and if the Certificate Insurer fails to do so, on and after the time the Master Servicer receives a notice of termination pursuant to Section 7.01(vi) the Trustee or its appointed agent shall be the successor in all respects to the Master Servicer in its capacity as Master Servicer under this Agreement and the transactions set forth or provided for herein and shall be subject thereafter to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer including the obligation to make Advances which have been or will be required to be made (except for the responsibilities, duties and liabilities contained in Section
2.03 and its obligations to deposit amounts in respect of losses pursuant to
Section 3.12 and 4.01(f)) by the terms and provisions hereof; and provided further, that any failure to perform such duties or responsibilities caused by the Master Servicer's failure to provide information required by Section 4.03 shall not be considered a default by the Trustee hereunder. As compensation therefor, the Trustee shall be entitled to all funds relating to the Mortgage Loans which the Master Servicer would have been entitled to charge to the Custodial Account and the Certificate Account if the Master Servicer had continued to act hereunder. If the Trustee has become the successor to the Master Servicer in accordance with Section 6.04 or Section 7.02, then notwithstanding the above, if the Trustee shall be unwilling or unable to so act the Certificate Insurer may appoint a successor Master Servicer and if the Certificate Insurer fails to do so, the

Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act, appoint, or petition a court of competent jurisdiction or appoint, any established housing and home finance institution, which is also a FNMA- or FHLMC-approved mortgage servicing institution, having a net worth of not less than $10,000,000 as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder. Pending appointment of a successor to the Master Servicer hereunder, the Trustee shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Master Servicer hereunder. Each the Seller, the Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

          Any successor, including the Trustee, to the Master Servicer shall maintain in force during its term as master servicer hereunder policies and fidelity bonds to the same extent as the Master Servicer is so required pursuant to Section 3.18.

          SECTION 7.03. Notification to Certificateholders.

          (a) Upon any such termination or appointment of a successor to the Master Servicer, the Trustee shall give prompt notice thereof to Certificateholders and the Certificate Insurer.

          (b) Within 60 days after the occurrence of any Event of Default, the Trustee shall transmit by mail to all Holders of Certificates notice of each such Event of Default hereunder known to the Trustee, unless such Event of Default shall have been cured or waived.

          SECTION 7.04. Waiver of Events of Default.

          The Holders representing at least 66% of the Voting Rights of Certificates affected by a default or Event of Default hereunder, may waive such default or Event of Default with the consent of the Certificate Insurer, which consent shall not be unreasonably withheld (other than an Event of Default set forth in Section 7.01 (vi)); PROVIDED, HOWEVER, that (a) a default or Event of Default under clause (i) of Section 7.01 may be waived only by all of the Holders of Certificates affected by such default or Event of Default and (b) no waiver pursuant to this Section 7.04 shall affect the Holders of Certificates in the manner set forth in the third paragraph of Section 11.01 or materially adversely affect any non-consenting Certificateholder. Upon any such waiver of a default or Event of Default by the Certificate Insurer or the Holders representing the requisite percentage of Voting Rights of Certificates affected by such default or Event of Default with the consent of the Certificate Insurer (which consent shall not be unreasonably withheld), such default or Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder. No such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon except to the extent expressly so waived.

                                  ARTICLE VIII

                             CONCERNING THE TRUSTEE

          SECTION 8.01. Duties of Trustee.

          The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. If an Event of Default occurs and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs. Any permissive right of the Trustee enumerated in this Agreement shall not be construed as a duty.

          The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement. If any such instrument is found not to conform to the requirements of this Agreement in a material manner, the Trustee shall take such action as it deems appropriate to have the instrument corrected, and if the instrument is not corrected to the Trustee's satisfaction, the Trustee will provide notice thereof to the Certificateholders and the Certificate Insurer.

          The Trustee shall sign on behalf of the Trust Fund any tax return that the Trustee is required to sign pursuant to applicable federal, state or local tax laws.

          The Trustee covenants and agrees that it shall perform its obligations hereunder in a manner so as to maintain the status of the Trust Fund as a REMIC under the REMIC Provisions and to prevent the imposition of any federal, state or local income, prohibited transaction, contribution or other tax on the Trust Fund to the extent that maintaining such status and avoiding such taxes are reasonably within the control of the Trustee and are reasonably within the scope of its duties under this Agreement.

          No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own misconduct; provided, however, that:

               (i) Prior to the occurrence of an Event of Default, and after the curing of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement;

               (ii) The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

               (iii) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Certificate Insurer or Holders of Certificates entitled to at least 25% of the Voting Rights relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement.

          SECTION 8.02. Certain Matters Affecting the Trustee.

          Except as otherwise provided in Section 8.01:

          (a) The Trustee may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance therewith;

          (c) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to make any investigation of matters arising hereunder or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs;

          (d) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

          (e) Prior to the occurrence of an Event of Default hereunder and after the curing of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the Certificate Insurer or Holders of Certificates entitled to at least 25% of the Voting Rights; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to taking any such action. The reasonable expense of every such reasonable examination shall be paid by the Master Servicer or, if paid by the Trustee, shall be repaid by the Master Servicer upon demand; and

          (f) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys.

          SECTION 8.03. Trustee Not Liable for Certificates or Mortgage Loans.

          The recitals contained herein and in the Certificates (other than the signature of the Trustee on the Certificates and the Certificate of Authentication) shall be taken as the statements of the Depositor or the Master Servicer, as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations or warranties as to the validity or sufficiency of this Agreement or of the Certificates or of any Mortgage Loan or related document (other than the signature of the Trustee on the Certificates and the Certificate of Authentication). The Trustee shall not be accountable for the use or application by the Depositor or the Master Servicer of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Seller in respect of the Mortgage Loans or deposited in or withdrawn from the Custodial Account or the Certificate Account or any other account by or on behalf of the Depositor or the Master Servicer, other than any funds held by or on behalf of the Trustee in accordance with Section 3.10.

          SECTION 8.04. Trustee May Own Certificates.

          The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

          SECTION 8.05. Trustee's Fees.

          On each Distribution Date, the Trustee shall be entitled to withdraw from the Certificate Account as compensation hereunder the Trustee Fees. Such compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) shall be paid for all services rendered by it in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder or of the Trustee. Except as otherwise provided in this Agreement, the Trustee and any director, officer, employee or agent of the Trustee shall be indemnified and held harmless by the Trust Fund against any claim, loss, liability or expense incurred in connection with any Event of Default, any breach of this Agreement or any claim or legal action (including any pending or threatened claim or legal action) relating to the acceptance or administration of its trusts hereunder or the Certificates, other than any claim, loss, liability or expense (i) sustained in connection with this Agreement related to the willful misfeasance, bad faith or negligence of the Master Servicer in the performance of its duties hereunder or (ii) incurred in connection with a breach constituting willful misfeasance, bad faith or negligence of the Trustee in the performance of its duties hereunder or by reason of reckless disregard of its obligations and duties hereunder.

          The Master Servicer shall indemnify the Trustee and any director, officer, employee or agent of the Trustee against any such claim or legal action (including any pending or threatened claim or legal action), loss, liability or expense that may be sustained in connection with this Agreement related to the willful misfeasance, bad faith or negligence in the performance of the Master Servicer's duties hereunder.

          The provisions of this Section 8.05 shall survive the termination of this Agreement.

          SECTION 8.06. Eligibility Requirements for Trustee.

          The Trustee hereunder shall at all times be a corporation or a national banking association organized and doing business under the laws of any state or the United States of America or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. In addition, the Trustee shall at all times be acceptable to each Rating Agency rating the Certificates and reasonably acceptable to the Certificate Insurer. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07. The corporation or national banking association serving as Trustee may have normal banking and trust relationships with the Seller and their affiliates or the Master Servicer and its affiliates; provided, however, that such corporation cannot be an affiliate of the Master Servicer other than the Trustee in its role as successor to the Master Servicer.

          SECTION 8.07. Resignation and Removal of the Trustee.

          The Trustee may at any time resign and be discharged from the trusts hereby created by giving notice thereof to the Depositor, the Master Servicer, the Certificate Insurer and to all Certificateholders; provided, that such resignation shall not be effective until a successor trustee is appointed and accepts appointment in accordance with the following provisions. Upon receiving such notice of resignation, the Master Servicer shall, with the consent of the Certificate Insurer, which consent shall not be unreasonably withheld, promptly appoint a successor trustee who meets the eligibility requirements of Section
8.06 by written instrument, in duplicate, which instrument shall be delivered to the resigning Trustee and to the successor trustee. A copy of such instrument shall be delivered to the Certificateholders, the Certificate Insurer and the Master Servicer by the Depositor. If no successor trustee shall have been so appointed and have accepted appointment within 60 days after the giving of such notice of resignation, the Certificate Insurer may appoint a successor Trustee and if the Certificate Insurer fails to do so, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee; provided, however, that the resigning Trustee shall not resign and be discharged from the trusts hereby created until such time as each Rating Agency rating the Certificates approves the successor trustee.

          If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Certificate Insurer or the Master Servicer with the consent of the Certificate Insurer, which consent shall not be reasonably withheld, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or if the rating of the long-term debt obligations of the Trustee is not acceptable to each Rating Agency in respect of mortgage pass-through certificates having a rating equal to the then current rating on the Certificates, then the Certificate Insurer or the Master Servicer with the consent of the Certificate Insurer, which consent shall not be reasonably withheld, may remove the Trustee and appoint a successor trustee who meets the eligibility requirements of Section 8.06 by written instrument, in duplicate, which instrument shall be delivered to the Trustee so removed and to the successor trustee. A copy of such instrument shall be delivered to the Certificateholders, the Certificate Insurer and the Master Servicer by the Depositor.

          The Certificate Insurer or Holders of Certificates entitled to at least 51% of the Voting Rights, with the consent of the Certificate Insurer (which consent shall not be unreasonably withheld), may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by the Certificate Insurer or such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Master Servicer, one complete set to the Trustee so removed and one complete set to the successor so appointed. A copy of such instrument shall be delivered to the Certificateholders, the Certificate Insurer and the Depositor by the Master Servicer.

          Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor trustee as provided in Section 8.08.

          SECTION 8.08. Successor Trustee.

          Any successor trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Master Servicer, the Certificate Insurer and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all Mortgage Files and related documents and statements held by it hereunder, and the Master Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

          No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06.

          Upon acceptance of appointment by a successor trustee as provided in this Section, the Master Servicer shall mail notice of the succession of such trustee hereunder to the Certificate Insurer and to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Master Servicer fails to mail such notice within ten days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Master Servicer.

          Notwithstanding anything to the contrary contained herein, so long as no Certificate Insurer Default exists, the appointment of any successor trustee pursuant to any provision of this Agreement will be subject to the prior consent of the Certificate Insurer.

          SECTION 8.09. Merger or Consolidation of Trustee.

          Any corporation into which the Trustee may be merged or converted or with which it may be consolidated or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

          SECTION 8.10. Appointment of Co-Trustee or Separate Trustee.

          Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Depositor and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Depositor and the Trustee may consider necessary or desirable. If the Depositor shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 8.08 hereof.

          In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

          Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

          Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

                                   ARTICLE IX

                                   TERMINATION

          SECTION 9.01. Termination Upon Repurchase or Liquidation of All
                        Mortgage Loans.

          Subject to Section 9.02, the respective obligations and responsibilities of the Depositor, the Master Servicer and the Trustee created hereby (other than the obligations of the Master Servicer to the Trustee pursuant to Section 8.05 and of the Master Servicer to provide for and the Trustee to make payments to Certificateholders as hereafter set forth) shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them hereunder following the earlier to occur of (i) the repurchase by the Master Servicer of all Mortgage Loans and each REO Property in respect thereof remaining in REMIC I at a price equal to (a) 100% of the unpaid principal balance of each Mortgage Loan (other than one as to which a REO Property was acquired) on the day of repurchase together with accrued interest on such unpaid principal balance at the Net Mortgage Rate to the first day of the month in which the proceeds of such repurchase are to be distributed, plus (b) the appraised value of any REO Property (but not more than the unpaid principal balance of the related Mortgage Loan, together with accrued interest on that balance at the Net Mortgage Rate to the first day of the month such repurchase price is distributed), less the good faith estimate of the Master Servicer of liquidation expenses to be incurred in connection with its disposal thereof, such appraisal to be conducted by an appraiser mutually agreed upon by the Master Servicer and the Trustee at the expense of the Master Servicer, plus (c) any amounts due to the Certificate Insurer under the Insurance Agreement, and (ii) the final payment or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund (or the disposition of all REO Property in respect thereof); provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof. In the case of any repurchase by the Master Servicer pursuant to clause (i), the Master Servicer shall include in such repurchase price the amount of any Advances that will be reimbursed to the Master Servicer pursuant to Section 3.11(iii) and the Master Servicer shall exercise reasonable efforts to cooperate fully with the Trustee in effecting such repurchase and the transfer of the Mortgage Loans and related Mortgage Files and related records to the Master Servicer. To the extent that the Class A Certificates are outstanding, if the Master Servicer fails to exercise its right of repurchase the Certificate Insurer may exercise the rights of the Master Servicer to purchase the remaining Mortgage Loans as provided herein.

          The right of the Master Servicer to repurchase all Mortgage Loans pursuant to (i) above shall be conditioned upon the aggregate Stated Principal Balance of such Mortgage

Loans at the time of any such repurchase aggregating an amount equal to or less than 5% of the aggregate Stated Principal Balance of the Mortgage Loans at the Cut-off Date. If such right is exercised, the Master Servicer upon such repurchase shall provide to the Trustee, the certification required by Section 3.16.

          Notice of any termination, specifying the Distribution Date upon which the Certificateholders may surrender their Certificates to the Trustee for payment of the final distribution and cancellation, shall be given promptly by the Master Servicer by letter to the Trustee and the Certificateholders and the Certificate Insurer mailed (a) in the event such notice is given in connection with the Master Servicer's election to repurchase, not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution or (b) otherwise during the month of such final distribution on or before the Determination Date in such month, in each case specifying (i) the Distribution Date upon which final payment of the Certificates will be made upon presentation and surrender of Certificates at the office of the Certificate Registrar therein designated, (ii) the amount of any such final payment and
(iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Certificate Registrar therein specified. In the event such notice is given in connection with the Master Servicer's election to repurchase, the Master Servicer shall deliver to the Trustee for deposit in the Certificate Account on the Business Day immediately preceding the Distribution Date specified in such notice an amount equal to the above-described repurchase price payable out of its own funds. Upon presentation and surrender of the Certificates by the Certificateholders, the Trustee shall distribute to the Certificateholders and to the Certificate Insurer (i) the amount otherwise distributable on such Distribution Date, if not in connection with the Master Servicer's election to repurchase, or (ii) if the Master Servicer elected to so repurchase, an amount determined as follows: with respect to each Class A Certificate, the outstanding Certificate Principal Balance thereof, plus one month's interest thereon at the related Pass-Through Rate and any previously unpaid Accrued Certificate Interest; with respect to each Class S Certificate, one month's interest on the Notional Amount thereof at the related Pass-Through Rate and any previously unpaid Accrued Certificate Interest; and with respect to the Class R-I Certificates, the Percentage Interest evidenced thereby multiplied by the difference, if any, between the above described repurchase price and the aggregate amount to be distributed to the Holders of the Senior Certificates. Upon certification to the Trustee by a Servicing Officer, following such final deposit, the Trustee shall promptly release the Mortgage Files as directed by the Master Servicer for the remaining Mortgage Loans, and the Trustee shall execute all assignments, endorsements and other instruments required by the Master Servicer as being necessary to effectuate such transfer.

          In the event that all of the Certificateholders shall not surrender their Certificates for cancellation within six months after the time specified in the above-mentioned notice, the Trustee shall give a second notice to the remaining Certificateholders to surrender their

Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice all of the Certificates shall not have been surrendered for cancellation, the Trustee shall take reasonable steps as directed by the Depositor, or appoint an agent to take reasonable steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets which remain subject hereto. If within nine months after the second notice all the Certificates shall not have been surrendered for cancellation, the Residual Certificateholders shall be entitled to all unclaimed funds and other assets which remain subject hereto.

          SECTION 9.02. Termination of REMIC II.

          REMIC II shall be terminated on the earlier of the final distribution in respect of the Certificates and to the Certificate Insurer made pursuant to
Section 9.01 and the date on which it is deemed to receive the last deemed distributions on the Uncertificated REMIC I Regular Interests and the last distribution due on the Class S, Class A-1, Class A-2, Class A-3 and Class R-I Certificates is made.

          SECTION 9.03. Additional Termination Requirements.

          (a) In the event the Master Servicer repurchases the Mortgage Loans as provided in Section 9.01, REMIC I or REMIC II shall be terminated in accordance with the following additional requirements, unless the Master Servicer, at its own expense, obtains for the Trustee an Opinion of Counsel to the effect that the failure of the Trust Fund to comply with the requirements of this Section
9.03 will not (i) result in the imposition of taxes on the net income derived from "prohibited transactions" of the Trust Fund as defined in Section 860F of the Code or (ii) cause REMIC I or REMIC II to fail to qualify as a REMIC at any time that any Certificates are outstanding:

          (i) The Trustee shall establish a 90-day liquidation period for the Trust Fund and specify the first day of such period in a statement attached to the Trust Fund's final Tax Return pursuant to Treasury Regulation
     Section 1.860F-1. The Trustee shall satisfy all the requirements of a qualified liquidation under Section 860F of the Code and any regulations thereunder, as evidenced by an Opinion of Counsel obtained at the expense of the Master Servicer;

          (ii) During such 90-day liquidation period, and at or prior to the time of making of the final payment on the Certificates, the Trustee shall sell all of the assets of the Trust Fund for cash; and

          (iii) At the time of the making of the final payment on the Certificates, the Trustee shall distribute or credit, or cause to be distributed or credited, to the Holders of the Class R-I and the Class R-II Certificates all cash on hand (other than cash retained to meet claims), and the Trust Fund shall terminate at that time.

          (b) By their acceptance of the Class R-I or the Class R-II Certificates, the Holders thereof hereby agree to authorize the Trustee to specify the 90-day liquidation period for the Trust Fund, respectively, which authorization shall be binding upon all successor Class R-I and Class R-II Certificateholders.

                                    ARTICLE X

                                REMIC PROVISIONS

          SECTION 10.01. REMIC Administration.

          (a) The Trustee will make an election to treat REMIC I and REMIC II as a REMIC under the Code and, if necessary, under applicable state law. Such election will be made on Form 1066 or other appropriate federal tax or information return or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. Neither the Policy, the Insurance Account nor any payment under the Policy shall be a part of the Trust Fund. For purposes of the REMIC II election in respect of the Trust Fund, the Class S Certificates, Class A-1 Certificates, Class A-2 and Class A-3 Certificates shall be designated as the "regular interests" and the Class R-II Certificates shall be designated as the sole Class of "residual interest" in REMIC II. For purposes of the REMIC Election of REMIC I, Uncertificated REMIC I Regular Interest X and Uncertificated REMIC I Regular Interests Z shall be designated the "regular interests" and the Class R-I Certificates shall be designated as the sole class of "residual interests" in REMIC I. The Master Servicer and the Trustee shall not permit the creation of any "interests" in REMIC II (within the meaning of Section 860G of the Code) other than the REMIC I Regular Interests.

          (b) The Closing Date is hereby designated as the "Startup Day" of REMIC I and REMIC II within the meaning of Section 860G(a)(9) of the Code.

          (c) The Trustee shall pay out of its own funds, without any right of reimbursement, any and all expenses relating to any tax audit of both REMIC I and REMIC II (including, but not limited to, any professional fees or any administrative or judicial proceedings with respect thereto that involved the Internal Revenue Service or state tax authorities), other than the expense of obtaining any tax related Opinion of Counsel not obtained in connection with such an audit and other than taxes, in either case except as specified herein; provided, however, that if such audit resulted from the negligence of the Master Servicer or the Depositor, then the Master Servicer or the Depositor, as the case may be, shall pay such expenses. The Trustee shall hold a Class R-I and a Class R-II Certificate, representing a 0.01% Percentage Interest of all Class R-I and Class R-II Certificates and shall be designated as the tax matters person with respect to both REMIC I and REMIC II in the manner provided under Treasury Regulations Section 1.860F-4(d) and Temporary Treasury Regulations
Section 301.6231(a)(7)-1T. The Trustee, as tax matters person, shall (i) act on behalf of both REMIC I and REMIC II in relation to any tax matter or controversy involving either REMIC I or REMIC II and (ii) represent both REMIC I or REMIC II in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto. To the extent authorized under the Code and the regulations promulgated thereunder, each Holder of a Class R-I or a

Class R-II Certificate, hereby irrevocably appoints and authorizes the Trustee to be its attorney-in-fact for purposes of signing any Tax Returns required to be filed on behalf of either REMIC I or REMIC II.

          (d) The Trustee shall prepare or cause to be prepared, sign and file all of the Tax Returns of either REMIC I or REMIC II, other than Tax Returns required to be filed by the Master Servicer pursuant to Section 4.05. The expenses of preparing and filing such returns shall be borne by the Trustee without any right of reimbursement therefor.

          (e) The Trustee shall perform on behalf of each of REMIC I or REMIC II all reporting and other tax compliance duties that are the responsibility of each of REMIC I or REMIC II under the Code, REMIC Provisions or other compliance guidance issued by the Internal Revenue Service or any state or local taxing authority. Among its other duties, as required by the Code, the REMIC Provisions or other such compliance guidance, the Trustee shall provide (i) to any Transferor of a Class R-I or a Class R-II Certificate such information as is necessary for the application of any tax relating to the transfer of a Class R-I or a Class R-II Certificate to any Person who is not a Permitted Transferee,
(ii) Certificateholders such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount and market discount or premium (using the Prepayment Assumption) and
(iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of each of REMIC I and REMIC II. In addition, the Depositor shall provide or cause to be provided to the Trustee, within ten (10) days after the Closing Date, all information or data that the Trustee reasonably determines to be relevant for tax purposes as to the valuations and issue prices of the Certificates, including, without limitation, the price, yield, prepayment assumption and projected cash flow of the Certificates.

          (f) The Trustee shall take such action and shall cause each of REMIC I and REMIC II created hereunder to take such action as shall be necessary to create or maintain the status thereof as a REMIC under the REMIC Provisions (and the Master Servicer shall assist it, to the extent reasonably requested by it). The Trustee shall not take any action, cause each of REMIC I and REMIC II to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of each of REMIC I and REMIC II as a REMIC or (ii) result in the imposition of a tax upon each of REMIC I and REMIC II (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code) (either such event, an "Adverse REMIC Event") unless the Trustee received an Opinion of Counsel (at the expense of the party seeking to take such action but in no event shall such Opinion of Counsel be an expense of the Trustee) to the effect that the contemplated action will not, with respect to REMIC I and REMIC II created hereunder, endanger such status or result in the imposition of such a tax. The Master Servicer shall not take or fail to take any action (whether or not authorized hereunder) as to which the Trustee has advised it in writing that it has received an Opinion of Counsel (which such Opinion of Counsel shall not be an expense of the Trustee) to the effect that an Adverse REMIC Event could occur with respect to such action. In addition, prior to taking any action with respect to REMIC I and REMIC II or its assets, or causing REMIC I or REMIC II to take any action, which is not expressly permitted under the terms of this Agreement, the Master Servicer will consult with the Trustee or its designee, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to REMIC I or REMIC II, and the Master Servicer shall not take any such action or cause REMIC I or REMIC II to take any such action as to which the Trustee has advised it in writing that an Adverse REMIC Event could occur. The Trustee may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not permitted by this Agreement (but in no event shall such cost be an expense of the Trustee). At all times as may be required by the Code, the Trustee will ensure that substantially all of the assets of REMIC I or REMIC II will consist of "qualified mortgages" as defined in Section 860G(a)(3) of the Code and "permitted investments" as defined in Section 860G(a)(5) of the Code.

          (g) In the event that any tax is imposed on "prohibited transactions" of the Trust Fund created hereunder as defined in Section 860F(a)(2) of the Code, on "net income from foreclosure property" of the Trust Fund as defined in
Section 860G(c) of the Code, on any contributions to the Trust Fund after the Startup Day therefor pursuant to Section 860G(d) of the Code, or any other tax is imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) to the Trustee pursuant to Section 10.03 hereof, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this Article X, (ii) to the Master Servicer pursuant to
Section 10.03 hereof, if such tax arises out of or results from a breach by the Master Servicer of any of its obligations under Article III or this Article X, or otherwise (iii) against amounts on deposit in the Certificate Account and shall be paid by withdrawal therefrom.

          (h) On or before April 15 of each calendar year, commencing April 15, 1996, the Trustee shall deliver to the Master Servicer and each Rating Agency a Certificate from a Responsible Officer of the Trustee stating the Trustee's compliance with this Article X.

          (i) The Master Servicer and the Trustee shall, for federal income tax purposes, maintain books and records with respect to the Trust Fund on a calendar year and on an accrual basis.

          (j) Following the Startup Day, the Trustee shall not accept any contributions of assets to the Trust Fund unless it shall have received an Opinion of Counsel (which such Opinion of Counsel shall not be an expense of the Trustee) to the effect that the inclusion of such assets in the Trust Fund will not cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding or subject the Trust Fund to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

          (k) Neither the Trustee nor the Master Servicer shall enter into any arrangement by which the Trust Fund will receive a fee or other compensation for services nor permit either such REMIC to receive any income from assets other than "qualified mortgages" as defined in Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

          (l) Solely for purposes of satisfying Section 1.860-G1(a)(4)(iii) of the Treasury Regulations, the "latest possible maturity date" by which the Uncertificated Principal Balance of each Uncertificated REMIC I Regular Interest would be reduced to zero is September 25, 2024, which is the Distribution Date immediately following the latest scheduled maturity of any Mortgage Loan. Solely for purposes of satisfying Section 1.860-G1(a)(4)(iii) of the Treasury Regulations, the "latest possible maturity date" for the Uncertificated REMIC I Regular Interests is designated as the "latest possible maturity date" of the Class S, Class A-1, Class A--2 and Class A-3 Certificates.

          SECTION 10.02. Prohibited Transactions and Activities.

          Neither the Depositor, the Master Servicer nor the Trustee shall sell, dispose of or substitute for any of the Mortgage Loans, except in connection with (i) the foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of the Trust Fund, (iii) the termination of the Trust Fund pursuant to Article IX of this Agreement or (iv) a purchase of Mortgage Loans pursuant to Article II or III of this Agreement, nor acquire any assets for the Trust Fund, nor sell or dispose of any investments in the Custodial Account or the Certificate Account for gain, nor accept any contributions to the Trust Fund after the Closing Date unless it has received an Opinion of Counsel (at the expense of the party seeking to cause such sale, disposition, substitution or acquisition but in no event shall such Opinion of Counsel be an expense of the Trustee) that such sale, disposition, substitution or acquisition will not (a) affect adversely the status of the Trust Fund as a REMIC or (b) cause the Trust Fund to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

          SECTION 10.03. Master Servicer and Trustee Indemnification.

          (a) The Trustee agrees to indemnify the Trust Fund, the Depositor and the Master Servicer for any taxes and costs including, without limitation, any reasonable attorneys fees imposed on or incurred by the Trust Fund, the Depositor or the Master Servicer, as a result of a breach by the Trustee with respect to the Trustee's covenants set forth in this Article X.

          (b) The Master Servicer agrees to indemnify the Trust Fund, the Depositor and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Depositor or the Trustee, as a result of a breach of the Master Servicer's covenants set forth in this Article X or in Article III with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the Master Servicer that contain errors or omissions.

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

          SECTION 11.01. Amendment.

          This Agreement may be amended from time to time by the Depositor, the Master Servicer and the Trustee, with the consent of the Certificate Insurer (which consent shall not be unreasonably withheld), without the consent of any of the Certificateholders, (i) to cure any ambiguity, (ii) to correct or supplement any provisions herein which may be defective or inconsistent with any other provisions herein, (iii) to amend this Agreement in any respect subject to the provisions below, or (iv) if such amendment, as evidenced by an Opinion of Counsel (provided by the Person requesting such amendment) delivered to the Trustee, is reasonably necessary to comply with any requirements imposed by the Code or any successor or amendatory statute or any temporary or final regulation, revenue ruling, revenue procedure or other written official announcement or interpretation relating to federal income tax laws or any proposed such action which, if made effective, would apply retroactively to the Trust Fund at least from the effective date of such amendment; provided that such action (except any amendment described in (iv) above) shall not, as evidenced by an Opinion of Counsel (provided by the Person requesting such amendment) delivered to the Trustee, adversely affect in any material respect the interests of any Certificateholder (other than Certificateholders who shall consent to such amendment).

          This Agreement may also be amended from time to time by the Depositor, the Master Servicer and the Trustee with the consent of the Certificate Insurer, which consent shall not be unreasonably withheld and Holders of Certificates entitled to at least 66-2/3% of the Voting Rights for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interests of the Holders of any Class of Certificates in a manner other than as described in (i), without the consent of the Holders of Certificates of such Class evidencing at least 66-2/3% of the Voting Rights of such Class, or (iii) reduce the aforesaid percentage of Certificates the Holders of which are required to consent to any such amendment, without the consent of the Holders of all Certificates then outstanding. Notwithstanding any other provision of this Agreement, for purposes of the giving or withholding of consents pursuant to this Section 11.01, Certificates registered in the name of the Seller or the Master Servicer or any affiliate thereof shall be entitled to Voting Rights with respect to matters described in (i), (ii) and (iii) of this paragraph.

          Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel (provided by the Person requesting such amendment) to the effect that such amendment will not result in the imposition of any tax on either REMIC I or REMIC II pursuant to the REMIC Provisions or cause either REMIC I or REMIC II to fail to qualify as a REMIC at any time that any Certificates are outstanding.

          Promptly after the execution of any such amendment the Trustee shall furnish a statement describing the amendment to each Certificateholder.

          It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

          Prior to executing any amendment pursuant to this Section, the Trustee shall be entitled to receive an Opinion of Counsel (provided by the Person requesting such amendment) to the effect that such amendment is authorized or permitted by this Agreement. The cost of an Opinion of Counsel delivered pursuant to this Section 11.01 shall be an expense of the party requesting such amendment, but in any case shall not be an expense of the Trustee.

          The Trustee may, but shall not be obligated to enter into any amendment pursuant to this Section that affects its rights, duties and immunities under this Agreement or otherwise.

          SECTION 11.02. Recordation of Agreement; Counterparts.

          To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at the expense of the Depositor on direction by the Trustee, but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

          For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

          SECTION 11.03. Limitation on Rights of Certificateholders.

          The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

          No Certificateholder shall have any right to vote (except as expressly provided for herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third party by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

          No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a notice of an Event of Default, or of a default by the Seller or the Trustee in the performance of any obligation hereunder, and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates entitled to at least 25% of the Voting Rights shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding. It is understood and intended, and expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

          SECTION 11.04. Governing Law.

          This Agreement and the Certificates shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

          SECTION 11.05. Notices.

          All demands, notices and direction hereunder shall be in writing and shall be deemed effective upon receipt when delivered to (a) in the case of the Depositor, 140 Broadway, 43rd Floor, New York, New York 10005, Attention: N. Dante LaRocca, or such other address as may hereafter be furnished to the Trustee and the Master Servicer in writing by the Depositor, (b) in the case of the Trustee, Four Albany Street, New York, New York 10006, Attention: DLJ Series 1995-5 or such other address as may hereafter be furnished to the Master Servicer and the Depositor in writing by the Trustee, (c) in the case of the Master Servicer and the Seller, Imperial Credit Services, Inc., 20371 Irvine Avenue, Santa Ana Heights, California 92707, Attention: Mr. William Ashmore, or such other address as may hereafter be furnished to the Trustee, the Master Servicer, the Certificate Insurer and the Depositor in writing and (d) in the case of the Certificate Insurer, MBIA Insurance Corporation, 113 King Street, Armonk, New York 10504, Attention: Insured Portfolio Management-SF. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

          SECTION 11.06. Severability of Provisions.

          If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof or of the Certificate Insurer.

          SECTION 11.07. Successors and Assigns; Third Party Beneficiary.

          The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, and all such provisions shall inure to the benefit of the Trustee and the Certificateholders. The parties hereto agree that each Seller is the intended third party beneficiary of Sections 3.07, 3.10 and 3.22 hereof, and that the Seller may enforce such provisions to the same extent as if the Seller were a party to this Agreement.

          SECTION 11.08. Article and Section Headings.

          The article and section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

          SECTION 11.09. Notice to Rating Agencies and Certificate Insurer..

          The Trustee shall use its best efforts to promptly provide notice to each Rating Agency referred to below and the Certificate Insurer with respect to each of the following of which it has actual knowledge:

          1.   Any material change or amendment to this Agreement;

          2.   The occurrence of any Event of Default that has not been cured;

          3. The resignation or termination of the Master Servicer or the Trustee;

          4.   The repurchase or substitution of Mortgage Loans pursuant to
               Section 2.03;

          5.   The final payment to Certificateholders; and

          6. Any change in the location of the Custodial Account or the Certificate Account.

          In addition, the Trustee shall promptly furnish to each Rating Agency copies of the following:

          1.   Each report to Certificateholders described in Section 4.02; and

          2. Each annual independent public accountants' servicing report received as described in Section 3.20.

          Any such notice pursuant to this Section 11.09 shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by first class mail, postage prepaid, or by express delivery service to (i) in the case of Moody's, 99 Church Street, 4th Floor, New York, New York 10007,
Attention: Residential Mortgage Pass-Through Group, (ii) in the case of Standard & Poor's, 26 Broadway, 10th Floor, New York, New York 10004, Attention:
Residential Mortgage Surveillance Group or, in each case, such other address as either such Rating Agency may designate in writing to the parties thereto.

          Section 11.10. Rights of the Certificate Insurer.

          (a) The Certificate Insurer is an express third-party beneficiary of this Agreement unless a Certificate Insurer Default exists.

          (b) On each Distribution Date the Trustee shall forward to the Certificate Insurer a copy of the reports furnished to the Class A Certificateholders and the Depositor on such Distribution Date.

          (c) The Trustee shall provide to the Certificate Insurer copies of any Opinion of Counsel, Officer's Certificate, request for consent or request for amendment to any document related hereto promptly upon the Trustee's production or receipt thereof.

          (d) Unless a Certificate Insurer Default exists, the Trustee and the Company shall not agree to any amendment to this Agreement without first having obtained the prior written consent of the Certificate Insurer, if such consent is not unreasonably withheld.

          IN WITNESS WHEREOF, the Depositor, the Master Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized all as of the day and year first above written.

                                             DLJ MORTGAGE ACCEPTANCE CORP.,
                                                  Depositor



                                             By:________________________________


                                             IMPERIAL CREDIT INDUSTRIES, INC.,
                                                  Master Servicer



                                             By:________________________________


                                             BANKERS TRUST COMPANY,
                                                  Trustee



                                             By:________________________________

STATE OF NEW YORK               )
                                )  ss.:
COUNTY OF NEW YORK              )


          On the ____ day of November, 1995 before me, a notary public in and for said State, personally appeared _______________________, known to me to be the [Senior] Vice President of DLJ Mortgage Acceptance Corp., the corporation that executed the within instrument, and also known to me to be the persons who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                             ______________________________
                                                    Notary Public


[Notarial Seal]

STATE OF CALIFORNIA             )
                                )  ss.:
COUNTY OF ____________          )


          On the ____ day of November, 1995 before me, a notary public in and for said State, personally appeared _____________________________, known to me to be the ____________________of Imperial Credit Industries, Inc., and also known to me to be the person who executed the within instrument as a duly authorized officer of said corporation on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                             ______________________________
                                                       Notary Public


[Notarial Seal]

STATE OF NEW YORK               )
                                )  ss.:
COUNTY OF NEW YORK              )


          On the ____ day of November, 1995, before me, a notary public in and for said State, personally appeared __________________, known to me to be a _______________ of Bankers Trust Company, the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                             ______________________________
                                                       Notary Public


[Notarial Seal]

                                    EXHIBIT A

                           FORM OF SENIOR CERTIFICATE

          SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986.

          [THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS S CERTIFICATES, THE CLASS A-1 CERTIFICATES AND THE CLASS A-2 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.]

          [NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO AN EMPLOYEE BENEFIT PLAN, OR PERSON USING "PLAN ASSETS" OF ANY PLAN TO EFFECT SUCH ACQUISITION (INCLUDING ANY INSURANCE COMPANY UNDER THE CIRCUMSTANCES DESCRIBED IN THE AGREEMENT), SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR SECTION 4975 OF THE INTERNAL REVENUE CODE (THE "CODE") UNLESS THE TRANSFEREE PROVIDES AN OPINION OF COUNSEL OR CERTIFICATION OF FACTS (UNDER THE LIMITED CIRCUMSTANCES DESCRIBED IN THE AGREEMENT), SATISFACTORY TO THE DEPOSITOR AND THE TRUSTEE OR THE CERTIFICATE REGISTRAR THAT SUCH DISPOSITION WILL NOT VIOLATE THE PROHIBITED TRANSACTION PROVISIONS OF SECTION 406 OF ERISA AND SECTION 4975 OF THE CODE.]

          [THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT AN ASSUMED RATE OF PREPAYMENT USED SOLELY FOR THE PURPOSES OF APPLYING THE OID RULES TO THE CERTIFICATES EQUAL TO A CONSTANT PREPAYMENT RATE OF __% PER ANNUM (THE "PREPAYMENT ASSUMPTION"), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $______ OF OID PER $100,000 OF INITIAL NOTIONAL AMOUNT, THE YIELD TO MATURITY IS ___% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $___ PER $100,000 OF INITIAL NOTIONAL AMOUNT COMPUTED USING THE EXACT METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE.]

Series 1995-5                      [Aggregate Initial Class [A-_] Certificate
                                          Balance:
                                          $---------------]

[Fixed][Variable]                  [Initial Notional Amount of the
Pass-Through Rate                  Class [S] Certificates:
                                          $---------------]

Date of Pooling and Servicing      Initial Certificate [Principal Balance]
Agreement and Cut-off Date:               [Notional Amount] of this Certificate:
         November 1, 1995                 $_______________

First Distribution Date:           Master Servicer:  Imperial Credit Industries,
December 26, 1995                         Inc.

CUSIP:                             Initial [Adjustable][Variable] Pass-Through
                                          Rate: ____%

Issue Date:                        Trustee:  Bankers Trust Company
November 29, 1995

No. _____




                      CLASS [S] [A-_] MORTGAGE PASS-THROUGH
                           CERTIFICATE, SERIES 1995-5

          evidencing a beneficial ownership interest in the Trust Fund consisting primarily of a pool of fixed rate residential mortgage loans sold by

                          DLJ MORTGAGE ACCEPTANCE CORP.

          This certifies that ______________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in the Trust Fund established under a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among DLJ Mortgage Acceptance Corp. (hereinafter called the "Depositor", which term includes any successor entity under the Agreement), Imperial Credit Industries, Inc. (the "Master Servicer"), and Bankers Trust Company (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Certificates of the Series specified above (collectively, the "Certificates") evidence in the aggregate the entire beneficial ownership interest in a segregated pool of assets created pursuant to the Agreement (the "Trust Fund") comprised of conventional one- to four-family residential first mortgage loans (the "Mortgage Loans"), or interests therein, and certain other assets as described herein. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          The Trustee shall distribute or cause to be distributed on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class [S] [A-_] Certificates on such Distribution Date pursuant to the Agreement. [The Notional Amount of the Class [S]] Certificates as of any date of determination will be determined pursuant to the Agreement. The Class [S] Certificates have no Certificate Principal Balance.] Reference is hereby made to the further provisions of this Certificate and the Agreement set forth herein, which further provisions shall for all purposes have the same effect as though fully set forth at this place.

          This Certificate is one of a duly authorized issue of Certificates of the series and class specified on the face hereof (herein called the "Certificates"). The Certificates in the aggregate represent the entire beneficial interest in: (i) the Mortgage Loans (exclusive of payments of principal and interest due on or before the Cut-off Date) as from time to time are subject to the Agreement and all payments under and proceeds of the Mortgage Loans, together with all documents included in the related Mortgage File; (ii) such funds or assets as from time to time are deposited in the Certificate Account or the Custodial Account; (iii) any REO Property; and (iv) the Primary Hazard Insurance Policies, if any, and all other insurance policies with respect to the Mortgage Loans required to be maintained pursuant to the Agreement; and
(v) the Depositor's interest in respect of the representations and warranties made by the Seller in the Mortgage Loan Purchase Agreement (all of the foregoing being hereinafter collectively called the "Trust Fund").

          MBIA Insurance Corporation (the "Certificate Insurer") has issued a certificate insurance policy (the "Certificate Insurance Policy") with respect to the Senior Certificates, a copy of which is attached to the Agreement.

          All distributions will be made or caused to be made by the Trustee either in immediately available funds (i) by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, (ii) by wire transfer to the account of such Person at the request of the Person entitled thereto if such Person shall have so notified the Trustee in writing by 5 Business Days prior to the applicable Record Date and such Certificateholder is the registered holder of Certificates the aggregate Initial Certificate Principal Balance of which is not less than $2,500,000, (or, with respect to the Class S Certificates is the registered holder of an initial Certificate Notional Amount of not less than $10,000,000 of such Class), or
(iii) in such other manner as shall be agreed by the Trustee and such Person entitled thereto. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Master Servicer of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office of the Trustee. The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto.

          The Certificates do not represent an obligation of, or an interest in, the Depositor, the Master Servicer, the Trustee or any Sub-Servicer and are not insured or guaranteed by any governmental agency or instrumentality or by any other person or entity. The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans and the Certificate Insurance Policy, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Custodial Account or Certificate Account may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement to the Master Servicer of advances made, or certain expenses incurred, by it, or by the Depositor, by the Trustee or by any Sub-Servicer.

          The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the Master Servicer and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, and the Trustee with the consent of the Certificate Insurer and the Holders of Certificates and Insurer entitled to at least 66-2/3% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

          As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate initial Certificate Principal Balance will be issued to the designated transferee or transferees.

          [No transfer of any Class A-3 Certificate shall be made to any employee benefit plan or other retirement arrangement including individual retirement accounts and Keogh plans, that is subject to Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") (any of foregoing, a "Plan"), to any Person acting on behalf of a Plan, or to any other person who is using "plan assets" to effect such acquisition (including any insurance company using funds in its general or separate accounts that may constitute "plan assets"), unless the prospective transferee of a Certificateholder desiring to transfer its Certificates provides an Opinion of Counsel (or, in the limited circumstances described in the Agreement, a certification of facts) which establishes to the satisfaction of the Depositor and the Trustee or the Certificate Registrar that such disposition will not violate the prohibited transaction provisions of Section

406 of ERISA and Section 4975 of the Code. In the case of any transfer of the foregoing Certificates to an insurance company, in lieu of such Opinion of Counsel, the Trustee shall require a certification in the form of Exhibit G-5 to the Agreement.]

          The Certificates are issuable in fully registered form only and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate initial Certificate Principal Balance, as requested by the Holder surrendering the same.

          No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

          The Depositor, the Master Servicer and the Trustee and any agent of the Depositor, the Master Servicer or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

          The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the repurchase by the Master Servicer of all Mortgage Loans and each REO Property in respect thereof, or (ii) the final payment on, or other liquidation (or any advance with respect thereto) of, the last Mortgage Loan remaining in the Trust Fund (or the disposition of all REO Property in respect thereof). The Agreement permits, but does not require, the Master Servicer (or the Certificate Insurer, if the Senior Certificates are outstanding and if there is an Event of Default by the Master Servicer under the Pooling and Servicing Agreement) to repurchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, the Master Servicer's right to repurchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans at the time of repurchase being less than or equal to 5% of the aggregate Stated Principal Balance of the Mortgage Loans at the Cut-off Date.

          Unless the certificate of authentication hereon has been executed by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

          The recitals contained herein shall be taken as statements of the Depositor or the Master Servicer as the case may be.

          IN WITNESS WHEREOF, the Trustee in its capacity as trustee under the Agreement has caused this Certificate to be duly executed.

Dated:                                       BANKERS TRUST COMPANY,
                                                  as Trustee

                                             By:________________________________
                                                  Authorized Officer









                          CERTIFICATE OF AUTHENTICATION


          This is one of the Class [S] [A-_] Certificates referred to in the within-mentioned Agreement.

                                             BANKERS TRUST COMPANY,
                                                  as Trustee



                                             By:________________________________
                                                  Authorized Officer

                                   ASSIGNMENT

          FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
Social Security or other identifying number of assignee:

(Please print or typewrite name and address including postal zip code of assignee)

the beneficial interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the registration of transfer of such interest to the above-named assignee on the Certificate Register.

          I (we) further direct the Trustee to issue a new Certificate of a like denomination and class to the above named assignee and deliver such Certificate(s) to the following address:
________________________________________________________________________________
________________________________________________________________________________

Dated:

                                        ________________________________________
                                        Signature by or on behalf of assignor


                                        ________________________________________
                                        Signature Guaranteed

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a commercial bank or trust company on the continental United States or by a firm or corporation having membership in any national securities exchange or in the National Association of Securities Dealers, Inc.

                            DISTRIBUTION INSTRUCTIONS


          The assignee should include the following for the information of and the Master Servicer:

          Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ________________________________________ for the account of___________________________________ account number _________________, or, if mailed by check, to _________________________________________. Applicable
statements should be mailed to______________________________________. This information is provided by _______________________________, the assignee named above, or _____________________________, as its agent.

                                    EXHIBIT B

                     FORM OF CLASS [R-I] [R-II] CERTIFICATE


THIS CLASS [R-I] [R-II] CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 (THE "1933 ACT") OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO AN EMPLOYEE BENEFIT PLAN, OR PERSON USING "PLAN ASSETS" OF ANY PLAN TO EFFECT SUCH ACQUISITION (INCLUDING ANY INSURANCE COMPANY UNDER THE CIRCUMSTANCES DESCRIBED IN THE AGREEMENT), SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, UNLESS THE TRANSFEREE PROVIDES AN OPINION OF COUNSEL OR CERTIFICATION OF FACTS (UNDER THE LIMITED CIRCUMSTANCES DESCRIBED IN THE AGREEMENT), SATISFACTORY TO THE DEPOSITOR AND THE TRUSTEE OR THE CERTIFICATE REGISTRAR, THAT SUCH DISPOSITION WILL NOT VIOLATE THE PROHIBITED TRANSACTION PROVISIONS OF
SECTION 406 OF ERISA AND SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

THIS CERTIFICATE AND THE POOLING AND SERVICING AGREEMENT MAY BE AMENDED WITHOUT THE CONSENT OF THE HOLDER HEREOF, AND IN A MANNER THAT MAY ADVERSELY AFFECT THE INTERESTS OF THE HOLDER HEREOF, IF NECESSARY TO PREVENT THE DISQUALIFICATION OF THE TRUST FUND AS A REMIC.

THIS CLASS [R-I] [R-II] CERTIFICATE HAS BEEN DESIGNATED BY THE DEPOSITOR REFERRED TO BELOW AS A "RESIDUAL INTEREST" IN THE REMIC CREATED BY THE POOLING AND SERVICING AGREEMENT PURSUANT TO THE REMIC PROVISIONS OF THE CODE.

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CLASS R CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES AN AFFIDAVIT TO THE MASTER SERVICER AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT EITHER (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY POSSESSION OF THE UNITED STATES, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING (OTHER THAN AN INSTRUMENTALITY WHICH IS A CORPORATION IF ALL OF ITS ACTIVITIES ARE SUBJECT TO TAX AND, EXCEPT FOR THE FHLMC, A MAJORITY OF ITS BOARD OF DIRECTORS IS NOT SELECTED BY SUCH GOVERNMENTAL UNIT), (B) ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF

ANY OF THE FOREGOING, (C) ANY ORGANIZATION (OTHER THAN CERTAIN FARMERS' COOPERATIVES DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE (UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE ON UNRELATED BUSINESS TAXABLE INCOME), (D) RURAL ELECTRIC AND TELEPHONE COOPERATIVES DESCRIBED IN SECTION 1381(A)(2)(C) OF THE CODE, AND (E) ANY OTHER PERSON SO DESIGNATED BY THE TRUSTEE BASED ON AN OPINION OF COUNSEL, (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A),
(B), (C), (D) OR (E) BEING HEREINAFTER REFERRED TO AS A "DISQUALIFIED ORGANIZATION") OR (F) AN AGENT OF A DISQUALIFIED ORGANIZATION. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OR ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CLASS [R-1][R-2] CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF A CLASS [R-1][R-2] CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.


IF ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CLASS [R-I] [R-II] CERTIFICATE IS MADE TO ANY OF CERTAIN "PASS-THROUGH ENTITIES" DESCRIBED IN
SECTION 860E(E)(6) OF THE CODE, AND A DISQUALIFIED ORGANIZATION IS THE RECORD HOLDER OF AN INTEREST IN SUCH ENTITY, THEN A TAX MAY BE IMPOSED ON SUCH ENTITY.

NO TRANSFER OF THE CERTIFICATE MAY BE MADE TO A NON-UNITED STATES PERSON AS DEFINED IN THE AGREEMENT.

Series 1995-5                                Aggregate unpaid principal balance
                                             of the Mortgage Loans after
                                             deducting payments due on or before
                                             the Cut-off Date: $____________

Percentage Interest:  ___%

Date of Pooling and Servicing                Issue Date:  __________
Agreement:        November 1, 1995


First Distribution Date: December 26, 1995


Master Servicer:                             Trustee:
Imperial Credit Industries, Inc.             Bankers Trust Company


No. __

               CLASS [R-I] [R-II] MORTGAGE PASS-THROUGH CERTIFICATE

     evidencing a beneficial ownership interest in the Trust Fund consisting primarily of a pool of fixed rate residential mortgage loans sold by

                          DLJ MORTGAGE ACCEPTANCE CORP.

          This certifies that ____________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in the Class [R-I] [R-II] residual interests in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), between DLJ Mortgage Acceptance Corp. (hereinafter called the "Depositor", which term includes any successor entity under the Agreement), Lomas Mortgage USA, Inc. (the "Master Servicer"), and Bankers Trust Company (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month, or if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class [R-I] [R-II] Certificates on such Distribution Date pursuant to the Agreement.

          All distributions under the Agreement on the Class [R-I] [R-II] Certificates will be made or caused to be made by the Trustee by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Master Servicer of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office of the Trustee.

          This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates of the series specified on the face hereof (herein called the "Certificates") and representing the Percentage Interest specified on the face hereof in the Class [R-I] [R-II] Certificates.

          The Certificates do not represent an obligation of, or an interest in, the Depositor, the Master Servicer, the Trustee or any Sub-Servicer and are not insured or guaranteed by any governmental agency or instrumentality or by any other person or entity. The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Custodial Account or Certificate Account may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement to the Master Servicer of advances made, or certain expenses incurred by it, by the Depositor, by the Trustee or by any Sub-Servicer.

          The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer and the Trustee with the consent of the Holders of Certificates entitled to at least 66-2/3% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

          As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

          No transfer of any Class [R-I] [R-II] Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the 1933 Act and effective registration or qualification under applicable state securities laws, or is made in a transaction which does not require such registration or qualification. In the event that a transfer is to be made within three years from the initial issuance of the Certificates pursuant to the Agreement and without registration or qualification, (a) the Trustee shall require that the Certificateholder desiring to effect the transfer and such Certificateholder's prospective transferee each certify to the Trustee in writing the facts surrounding the transfer and (b) the Depositor may direct the Trustee to require an Opinion of Counsel satisfactory to the Depositor and the Trustee that such transfer may be made without such registration or qualification, which Opinion of Counsel shall not be an expense of the Depositor, the Trustee or the Master Servicer. Neither the Depositor nor the Trustee is obligated to register or qualify any of the Class [R-I] [R-II] Certificates under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor and the Master Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

          No transfer of any Class [R-I] [R-II] Certificate shall be made to any employee benefit plan or other retirement arrangement, including individual retirement accounts and Keogh plans, that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") (any of foregoing, a "Plan"), to any Person acting on behalf of a Plan, or to any other person who is using "plan assets" to effect such acquisition (including any insurance company using funds in its general or separate accounts that may constitute "plan assets"), unless the prospective transferee of a Certificateholder desiring to transfer its Certificates provides to the Trustee or the Certificate Registrar an Opinion of Counsel (or, in the limited circumstances described in the Agreement, a certification of facts) which establishes to the satisfaction of the Depositor and the Trustee or the Certificate Registrar that such disposition will not violate the prohibited transaction provisions of Section 406 of ERISA and
Section 4975 of the Code. In the case of any transfer of the foregoing Certificates to an insurance company, in lieu of such Opinion of Counsel, the Trustee shall require a certification in the form of Exhibit G-5 to the Agreement.

          The Class [R-I] [R-II] Certificates are issuable in fully registered form without coupons, in minimum denominations evidencing a 5% Percentage Interest (except as provided in the Agreement). As provided in the Agreement and subject to certain limitations therein set forth (including limitations on the total number of Class [R-I] [R-II] Certificates outstanding), Class [R-I] [R-II] Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

          No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

          The Depositor, the Master Servicer and the Trustee and any agent of the Depositor, the Master Servicer or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

          The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the repurchase by the Master Servicer of all Mortgage Loans and each REO Property in respect thereof or (ii) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund (or the disposition of all REO Property in respect thereof). The Agreement permits, but does not require, the Master Servicer to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans at the time of purchase being less than or equal to 5% of the aggregate Stated Principal Balance of the Mortgage Loans at the Cut-off Date.

          Unless the certificate of authentication hereon has been executed by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

          The recitals contained herein shall be taken as the statements of the Depositor or the Master Servicer, as the case may be.

          IN WITNESS WHEREOF, the Trustee in its capacity as trustee under the Agreement has caused this Certificate to be duly executed.

Dated:

                                             BANKERS TRUST COMPANY,
                                                  as Trustee

                                             By:________________________________
                                                  Authorized Officer






                          CERTIFICATE OF AUTHENTICATION

          This is one of the Class [R-I] [R-II] Certificates referred to in the within-mentioned Agreement.

                                             BANKERS TRUST COMPANY,
                                                  as Trustee



                                             By:________________________________
                                                  Authorized Officer

                                   ASSIGNMENT

          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
___________________________________
___________________________________
___________________________________
Social Security or other identifying number of assignee:

(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Class [R-I] [R-II] Mortgage Pass-Through Certificate and hereby authorizes the registration of transfer of such interest to the above-named assignee on the Certificate Register.

          I (we) further direct the Trustee to issue a new Class [R-I] [R-II] Certificate of a like Percentage Interest to the above named assignee and deliver such Certificate to the following address:
____________________________________
____________________________________

Dated:

                                           _____________________________________
                                           Signature by or on behalf of assignor

                                           _____________________________________
                                           Signature Guaranteed

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a commercial bank or trust company on the continental United States or by a firm or corporation having membership in any national securities exchange or in the National Association of Securities Dealers, Inc.

                            DISTRIBUTION INSTRUCTIONS

          The assignee should include the following for purposes of distribution:

          Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ________________________________________ for the account of___________________________________ account number _________________, or, if mailed by check, to _________________________________________. Applicable
statements should be mailed to______________________________________. This information is provided by _______________________________, the assignee named above, or _____________________________, as its agent.

                                    EXHIBIT C

                      FORM OF TRUSTEE INITIAL CERTIFICATION


                                             [Closing Date]


[Master Servicer]

[Depositor]
_________________________
_________________________

                    Re: Pooling and Servicing Agreement dated as of November 1, 1995 among DLJ Mortgage Acceptance Corp., Imperial Credit Industries, Inc. and Bankers Trust Company, Mortgage Pass- Through CERTIFICATES, SERIES 1995-5

Ladies and Gentlemen:

          In accordance with Section 2.02 of the above-captioned Pooling and Servicing Agreement, the undersigned, as Trustee, hereby certifies, except as otherwise noted on the attached exception report, that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the attachment hereto) it has reviewed the Mortgage File and the Mortgage Loan Schedule and has determined that: (i) all documents required to be included in the Mortgage File are in its possession; (ii) such documents have been reviewed by it and appear regular on their face and relate to such Mortgage Loan; and (iii) based on examination by it, and only as to such documents, the information set forth in items (i) - (v) and (ix) of the definition or description of "Mortgage Loan Schedule" is correct.

          The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the above-referenced Pooling and Servicing Agreement. The Trustee makes no representation that any documents specified in clause (vi) and (vii) of Section
2.01 should be included in any Mortgage File. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability, due authorization, recordability or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

          Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Pooling and Servicing Agreement.



                                             BANKERS TRUST COMPANY


                                             By:________________________________
                                             Name:______________________________
                                             Title:_____________________________

                                    EXHIBIT D

                       FORM OF TRUSTEE FINAL CERTIFICATION


                                             [date]

[Master Servicer]

[Depositor]
__________________________
__________________________


                    Re: Pooling and Servicing Agreement dated as of November 1, 1995 among DLJ Mortgage Acceptance Corp., Imperial Credit Industries, Inc. and Bankers Trust Company, Mortgage Pass- Through CERTIFICATES, SERIES 1995-5

Ladies and Gentlemen:

          In accordance with Section 2.02 of the above-captioned Pooling and Servicing Agreement, the undersigned, as Trustee, hereby certifies, except as otherwise noted on the attached exception report, that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the attachment hereto) it has received the documents set forth in
Section 2.01.

          The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the above-referenced Pooling and Servicing Agreement. The Trustee makes no representation that any documents specified in clause (vi) and (vii) of Section
2.01 should be included in any Mortgage File. The Trustee makes no representations as to and shall not be responsible to verify: (i) the validity, legality, sufficiency, enforceability, due authorization, recordability or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

          Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Pooling and Servicing Agreement.

                                             ___________________________________

                                             By:________________________________
                                             Name:______________________________
                                             Title:_____________________________

                                    EXHIBIT E

                            FORM OF REMITTANCE REPORT

                                   EXHIBIT F-1

                               REQUEST FOR RELEASE
                           (for Trustee or Custodian)


LOAN INFORMATION

          Name of Mortgagor:                       _____________________________

          Master Servicer Loan No.:                _____________________________

[TRUSTEE] [CUSTODIAN]

          Name:                                    _____________________________

          Address:                                 _____________________________

                                                   _____________________________

          [Trustee] [Custodian]
          Mortgage File No.:                       _____________________________


REQUEST FOR REQUESTING DOCUMENTS (check one):

1.        Mortgage Loan Liquidated.

               (The Master Servicer hereby certifies that all proceeds of foreclosure, insurance or other liquidation have been finally received and deposited into the Custodial Account to the extent required pursuant to the Pooling and Servicing Agreement.)

2.        Mortgage Loan in Foreclosure.

3. Mortgage Loan Repurchased Pursuant to Section 9.01 of the Pooling and Servicing Agreement.

4. Mortgage Loan Repurchased Pursuant to Article II of the Pooling and Servicing Agreement.
               (The Master Servicer hereby certifies that the repurchase price has been deposited into the Custodial Account pursuant to the Pooling and Servicing Agreement.)

5.        Other (explain).

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

          The undersigned Master Servicer hereby acknowledges that it has received from [________________________________, as Trustee]
[________________________________, as Custodian] for the Holders of Mortgage
Pass-Through Certificates, Series 1995-5, the documents referred to below (the "Documents"). All capitalized terms not otherwise defined in this Request for Release shall have the meanings given them in the Pooling and Servicing Agreement dated as of November 1, 1995, (the "Pooling and Servicing Agreement") between the Trustee, DLJ Mortgage Acceptance Corp. and Imperial Credit Industries, Inc..

( ) Promissory Note dated _______________, 19__, in the original principal sum of $__________, made by _____________________, payable to, or endorsed to the order of, the Trustee.

( )            Mortgage recorded on _____________________ as instrument no.
               ____________________ in the County Recorder's Office of the County of _________________, State of __________________ in
               book/reel/docket _________________ of official records at page/image _____________.

( )            Deed of Trust recorded on ___________________ as instrument no.
               ________________ in the County Recorder's Office of the County of
               _________________, State of __________________ in
               book/reel/docket _________________ of official records at page/image ______________.

( ) Assignment of Mortgage or Deed of Trust to the Trustee, recorded on ___________________ as instrument no. _________ in the County
               Recorder's Office of the County of __________, State of _______________ in book/reel/docket ____________ of official records at page/image ____________.

( )           Other documents, including any amendments, assignments or other assumptions of the Mortgage Note or Mortgage.

              ( )      _____________________________________________

              ( )      _____________________________________________

              ( )      _____________________________________________

              ( )      _____________________________________________

          The undersigned Master Servicer hereby acknowledges and agrees as follows:

               (1) The Master Servicer shall hold and retain possession of the Documents in trust for the benefit of the Trustee, solely for the purposes provided in the Agreement.

               (2) The Master Servicer shall not cause or knowingly permit the Documents to become subject to, or encumbered by, any claim, liens, security interest, charges, writs of attachment or other impositions nor shall the Master Servicer assert or seek to assert any claims or rights of setoff to or against the Documents or any proceeds thereof.

               (3) The Master Servicer shall return each and every Document previously requested from the Mortgage File to the [Trustee] [Custodian] when the need therefor no longer exists, unless the Mortgage Loan relating to the Documents has been liquidated and the proceeds thereof have been remitted to the Custodial Account and except as expressly provided in the Agreement.

               (4) The Documents and any proceeds thereof, including any proceeds of proceeds, coming into the possession or control of the Master Servicer shall at all times be earmarked for the account of the Trustee, and the Master Servicer shall keep the Documents and any proceeds separate and distinct from all other property in the Master Servicer's possession, custody or control.

                                             Imperial Credit Industries, Inc.


                                             By:________________________________

                                             Its:_______________________________



Date: _____________________, 19__

                                   EXHIBIT F-2

                               REQUEST FOR RELEASE
                          [Mortgage Loans Paid in Full]

                     OFFICER'S CERTIFICATE AND TRUST RECEIPT
                       MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 1995-5



______________________________________ HEREBY CERTIFIES THAT HE/SHE IS AN
OFFICER OF THE MASTER SERVICER, HOLDING THE OFFICE SET FORTH BENEATH HIS/HER SIGNATURE, AND HEREBY FURTHER CERTIFIES AS FOLLOWS:

WITH RESPECT TO THE MORTGAGE LOANS, AS THE TERM IS DEFINED IN THE POOLING AND SERVICING AGREEMENT DESCRIBED IN THE ATTACHED SCHEDULE:

ALL PAYMENTS OF PRINCIPAL, PREMIUM (IF ANY), AND INTEREST HAVE BEEN MADE.

LOAN NUMBER:  _______________                BORROWER'S NAME:_____________

COUNTY:_____________________

WE HEREBY CERTIFY THAT ALL AMOUNTS RECEIVED IN CONNECTION WITH SUCH PAYMENTS, WHICH ARE REQUIRED TO BE DEPOSITED IN THE CUSTODIAL ACCOUNT PURSUANT TO SECTION
3.10 OF THE POOLING AND SERVICING AGREEMENT, HAVE BEEN OR WILL BE CREDITED.

___________       ______________________     DATED:______________

/ /      VICE PRESIDENT

/ /      ASSISTANT VICE PRESIDENT

                                   EXHIBIT G-1

                     FORM OF INVESTOR REPRESENTATION LETTER


                                 ________, 19__


[Depositor]

Bankers Trust Company
4 Albany Street, Second floor
New York, New York  10006

Attention:  Structured Finance Services (MBS)

                  Re:      Mortgage Pass-Through Certificates,
                           Series 1995-5, Class

Ladies and Gentlemen:

          _________________________ (the "Purchaser") intends to purchase from (the "Seller") $ Initial Certificate Principal Balance of Mortgage Pass-Through Certificates, Series 1995-5, Class (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of November 1, 1995 among DLJ Mortgage Acceptance Corp., as seller (the "Company"), Imperial Credit Industries, Inc., as master servicer, and Bankers Trust Company, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:


               1. The Purchaser understands that (a) the Certificates have not been and will not be registered or qualified under the Securities Act of 1933, as amended (the "Act") or any state securities law, (b) the Company is not required to so register or qualify the Certificates,
          (c) the Certificates may be resold only if registered and qualified pursuant to the provisions of the Act or any state securities law, or if an exemption from such registration and qualification is available,
          (d) the Pooling and Servicing Agreement contains restrictions regarding the transfer of the Certificates and (e) the Certificates will bear a legend to the foregoing effect.

               2. The Purchaser is acquiring the Certificates for its own account for investment only and not with a view to or for sale in connection with any distribution thereof in any manner that would violate the Act or any applicable state securities laws.

               3. The Purchaser is (a) a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters, and, in particular, in such matters related to securities similar to the Certificates, such that it is capable of evaluating the merits and risks of investment in the Certificates, (b) able to bear the economic risks of such an investment and (c) an "accredited investor" within the meaning of Rule 501(a) promulgated pursuant to the Act.

               4. The Purchaser has been furnished with, and has had an opportunity to review (a) [a copy of the Private Placement Memorandum, dated , 19 , relating to the Certificates (b)] a copy of the Pooling and Servicing Agreement and [b] [c] such other information concerning the Certificates, the Mortgage Loans and the Company as has been requested by the Purchaser from the Company or the Seller and is relevant to the Purchaser's decision to purchase the Certificates. The Purchaser has had any questions arising from such review answered by the Company or the Seller to the satisfaction of the Purchaser. If the Purchaser did not purchase the Certificates from the Seller in connection with the initial distribution of the Certificates and was provided with a copy of the Private Placement Memorandum (the "Memorandum") relating to the original sale (the "Original Sale") of the Certificates by the Company, the Purchaser acknowledges that such Memorandum was provided to it by the Seller, that the Memorandum was prepared by the Company solely for use in connection with the Original Sale and the Company did not participate in or facilitate in any way the purchase of the Certificates by the Purchaser from the Seller, and the Purchaser agrees that it will look solely to the Seller and not to the Company with respect to any damage, liability, claim or expense arising out of, resulting from or in connection with (a) error or omission, or alleged error or omission, contained in the Memorandum, or (b) any information, development or event arising after the date of the Memorandum.

               5. The Purchaser has not and will not nor has it authorized or will it authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition of other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) make any general solicitation by means of general advertising or in any other manner or (e) take any other action, that (as to any of (a) through (e) above) would constitute a distribution of any Certificate under the Act, that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Purchaser will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

               6. The Purchaser is not any employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the Internal Revenue Code of 1986, as amended (the "Code"), nor a Person acting, directly or indirectly, on behalf of any such plan, or who is using "plan assets" of any such plan to acquire such Certificates (including any insurance company using funds in its general or separate accounts that may constitute "plan assets") (each of the foregoing, a "Plan") and understands that registration of transfer of any Certificate to any Plan will not be made unless such Plan delivers an opinion of its counsel, addressed and satisfactory to the Trustee, the Company and the Master Servicer, to the effect that the purchase and holding of a Certificate by or on behalf of such Plan would not result in the assets of the Trust Estate being deemed to be "plan assets" and subject to the fiduciary responsibility provisions of ERISA or the prohibited transaction provisions of the Code (or comparable provisions of any subsequent enactments), would not constitute or result in a prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, and would not subject the Company, the Master Servicer or the Trustee to any obligation or liability (including liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Pooling and Servicing Agreement or any other liability. In the case of any transfer of the foregoing Certificate to an insurance company, in lieu of such opinion of counsel the Trustee shall require a certification from the Purchaser in the form of Exhibit G-5 to the Pooling and Servicing Agreement. The Purchaser understands that under current law such an opinion cannot be rendered.

                             Very truly yours,

                             ___________________________________

                             By:________________________________
                             Name:______________________________
                             Title:_____________________________

                                   EXHIBIT G-2

                    Form of Transferor Representation Letter




                                 _________, 19__


[Depositor]

Bankers Trust Company
4 Albany Street, second floor
New York, New York  10006

Attention:  Structured Finance Services (MBS)

                  Re:      Mortgage Pass-Through Certificates,
                           Series 1995-5, Class

Ladies and Gentlemen:

          In connection with the sale by _____________ (the "Seller") to __________________ (the "Purchaser") of $___________ Initial Certificate
Principal Balance of Mortgage Pass-Through Certificates, Series 1995-5, Class _ (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of November 1, 1995 among DLJ Mortgage Acceptance Corp., as seller (the "Company"), Imperial Credit Industries, Inc., as master servicer, and Bankers Trust Company, as trustee (the "Trustee"). The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

          Neither the Seller nor anyone acting on its behalf has

               (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner,

               (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner,

               (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner,

               (d) has made any general solicitation by means of general advertising or in any other manner, or

               (e) has taken any other action,
that would constitute a distribution of the Certificates under the Securities Act of 1933 (the "Act"), that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Seller will not act, in any manner set forth in the foregoing sentence with respect to any Certificate. The Seller has not and will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

                              Very truly yours,

                              ___________________________________
                              (Seller)



                              By:________________________________
                              Name:______________________________
                              Title:_____________________________

                                   EXHIBIT G-3

                  [FORM OF RULE 144A INVESTMENT REPRESENTATION]


             Description of Rule 144A Securities, including numbers:
             _______________________________________________________
             _______________________________________________________
             _______________________________________________________
             _______________________________________________________


          The undersigned seller, as registered holder (the "Transferor"), intends to transfer the Rule 144A Securities described above to the undersigned buyer (the "Buyer").

          1. In connection with such transfer and in accordance with the agreements pursuant to which the Rule 144A Securities were issued, the Transferor hereby certifies the following facts: Neither the Transferor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, which would constitute a distribution of the Rule 144A Securities under the Securities Act of 1933, as amended (the "1933 Act"), or which would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, and that the Transferor has not offered the Rule 144A Securities to any person other than the Buyer or another "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

          2. The Buyer warrants and represents to, and covenants with, the Transferor, the Trustee and the Master Servicer pursuant to Section 5.02 of the Pooling and Servicing Agreement as follows:

               a. The Buyer understands that the Rule 144A Securities have not been registered under the 1933 Act or the securities laws of any state.

               b. The Buyer considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

               c. The Buyer has been furnished with all information regarding the Rule 144A Securities that it has requested from the Transferor or the Master Servicer.

               d. Neither the Buyer nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the 1933 Act or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

               e. The Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the 1933 Act and has completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex
     2. The Buyer is aware that the sale to it is being made in reliance on Rule 144A. The Buyer is acquiring the Rule 144A Securities for its own account or the account of other qualified institutional buyers, understands that such Rule 144A Securities may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

          3. This document may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.

          IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.


_________________________________            _______________________________
     Print Name of Transferor                     Print Name of Buyer

By:______________________________            By:________________________________
   Name:                                        Name:
   Title:                                       Title:

Taxpayer Identification:                     Taxpayer Identification:

No.________________________                  No.________________________________

Date:______________________                  Date:______________________________

                                                          ANNEX 1 TO EXHIBIT G-3


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

             [For Buyers Other Than Registered Investment Companies]


          The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

          1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

          2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $______________________1 in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

     ___ CORPORATION, ETC. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code.

     ___ BANK. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

     ___ SAVINGS AND LOAN. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

________________________

1 Buyer must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Buyer is a dealer, and, in that case, Buyer must own and/or invest on a discretionary basis at least $10,000,000 in securities.

     ___       BROKER-DEALER. The Buyer is a dealer registered pursuant to
               Section 15 of the Securities Exchange Act of 1934.

     ___ INSURANCE COMPANY. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, territory or the District of Columbia.

     ___ STATE OR LOCAL PLAN. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

     ___ ERISA PLAN. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

     ___ INVESTMENT ADVISER. The Buyer is an investment adviser registered under the Investment Advisers Act of 1940.

     ___ SBIC. The Buyer is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or
               (d) of the Small Business Investment Act of 1958.

     ___ BUSINESS DEVELOPMENT COMPANY. The Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

     ___ TRUST FUND. The Buyer is a trust fund whose trustee is a bank or trust company and whose participants are exclusively (a) plans established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees, or
               (b) employee benefit plans within the meaning of Title I of the Employee Retirement Income Security Act of 1974, but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

          3. The term "SECURITIES" as used herein DOES NOT INCLUDE (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

          4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

          5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

  ___        ___           Will the Buyer be purchasing the Rule 144A
  Yes     No               Securities only for the Buyer's own account?

          6. If the answer to the foregoing question is "no", the Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule 144A, the Buyer will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

          7. The Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.

                                             ___________________________________
                                             Print Name of Buyer


                                             By:________________________________
                                                Name:
                                                Title:

                                             Date:______________________________

                                                         ANNEX 2 TO EXHIBIT G-3


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

              [For Buyers That Are Registered Investment Companies]


          The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

          1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

          2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used.

____ The Buyer owned $___________________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

____ The Buyer is part of a Family of Investment Companies which owned in the aggregate $______________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

          3. The term "FAMILY OF INVESTMENT COMPANIES" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

          4. The term "SECURITIES" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

          5. The Buyer is familiar with Rule 144A and understands that each of the parties to which this certification is made are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

          6. The undersigned will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.


                                             ___________________________________
                                             Print Name of Buyer


                                             By:________________________________
                                                Name:
                                                Title:

                                             IF AN ADVISER:

                                             ___________________________________
                                             Print Name of Buyer


                                             Date:______________________________

                                   EXHIBIT G-4

                        TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF          )
          : ss.:
COUNTY OF         )

          __________________________, being first duly sworn, deposes, represents and warrants:


          1. That he is [Title of Officer] of [Name of Owner] (the "Owner"), (record or beneficial owner of the Class R Certificates (the "Owner"), a [savings institution] [corporation] duly organized and existing under the laws of [the State of ___________] [the United States], on behalf of which he makes this affidavit and agreement. This Class R Certificate was issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of November 1, 1995 among DLJ Mortgage Acceptance Corp., as depositor, Imperial Credit Industries, Inc., as master servicer (the "Master Servicer"), and Bankers Trust Company, as trustee (the "Trustee").

          2. That the Owner (i) is and will be a "Permitted Transferee" as of [date of Transfer] and (ii) is acquiring the Class R-___ Certificates for its own account or for the account of another Owner from which it has received an affidavit in substantially the same form as this affidavit. A "Permitted Transferee" is any person other than a "disqualified organization" or a non-United States person. For this purpose, a "disqualified organization" means any of the following: (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for the FHLMC, a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (unless such organization is subject to the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in
Section 1381(a)(2)(C) of the Code and (v) any other Person so designated by the Trustee based upon an Opinion of Counsel that the holding of an Ownership Interest in a Class R-___ Certificate by such Person may cause the Trust Fund or any Person having an Ownership Interest in any Class of Certificates, other than such Person, to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Class R-___ Certificate to such Person. The terms "United States", and "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

          3. The Owner is aware (i) of the tax that would be imposed on transfers of Class R Certificates to disqualified organizations under the Internal Revenue Code of 1986 that applies to all transfers of Class R Certificates after March 31, 1988; (ii) that such tax would be on the transferor, or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a disqualified organization, on the agent; (iii) that the person otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee not a disqualified organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class R Certificates may be "noneconomic residual interests" within the meaning of Treasury regulation Section 1.860E-1(c)(2) and that the transferor of a "noneconomic residual interest" will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer is to enable the transferor to impede the assessment or collection of tax.

          4. The Owner is aware of the tax imposed on a "pass-through entity" holding Class R Certificates if any time during the taxable year of the pass-through entity a non-Permitted Transferee is the record holder of an interest in such entity. For this purpose, a "pass through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.

          5. The Owner is aware that the Trustee will not register the transfer of any Class R Certificates unless the transferee, or the transferee's agent, delivers to the Trustee, among other things, an affidavit in substantially the same form as this affidavit. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

          6. (a) That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class R Certificates will only be owned, directly or indirectly, by an Owners that are permitted Transferees.

          7. That the Owner's Taxpayer Identification Number is _________.

          8. That the Owner has reviewed the restrictions set forth on the face of the Class R Certificates and the provisions of Section 5.02 of the Pooling and Servicing Agreement under which the Class R Certificates were issued (and, in particular, the Owner is aware that such Section authorizes the Trustee to deliver payments to a person other than the Owner and negotiate a mandatory sale by the Trustee in the event that the Owner holds such Certificate in violation of Section 5.02). The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

          9. That the Owner is not acquiring and will not transfer the Class R Certificates by in order to impede the assessment or collection of any tax.

          10. That the Owner anticipates that it will, so long as it holds the Class R-___ Certificates, have sufficient assets to pay any taxes owned by the holder of such Class R-___ Certificates.

          11. That the Owner has no present knowledge that it may become insolvent or subject to a bankruptcy proceeding for so long as it holds the Class R-___ Certificates.

          12. That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding. In this regard, the Owner hereby represents to and for the benefit of the person from whom it acquired the Class R Certificates that the Owner intends to pay taxes associated with holding such Class R Certificates as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Class R Certificates.

          13. That the Owner is not acquiring the Class R-___ Certificates with the intent to transfer the Class R-___ Certificates to any person or entity that will not have sufficient assets to pay any taxes owed by the holder of such Class R-___ Certificates, or that my become insolvent or subject to a bankruptcy proceeding, for so long as the Class R-___ Certificates remain outstanding.

          14. That the Owner will, in connection with any transfer that it makes of the Class R-___ Certificates, obtain from its transferee the representations required by Section 5.02(d) of the Pooling and Servicing Agreement under which the Class R-___ Certificates were issued and will not consummate any such transfer it is knows, or knows facts that should lead it to believe, that such representations are false.

          15. That the Owner will, in connection with any transfer that it makes of the Class R-___ Certificates, deliver to the Trustee an affidavit, which represents and warrants that it is not transferring the Class R-___ Certificates to impede the assessment or collection of any tax and that it has no actual knowledge that the proposed transferee: (i) has insufficient assets to pay any taxes owed by such transferee as holder of the Class R-___ Certificates; (ii) may become insolvent or subject to a bankruptcy proceeding, for so long as the Class R-___ Certificates remain outstanding and; (iii) is not a "Permitted Transferee".

          16. That the owner is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.

          IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, by its [Title of Officer], attested by its [Assistant Secretary], this ____ day of ____________, 1995.


                                   [NAME OF OWNER]


                                   By:________________________________
                                   [Name of Officer]
                                   [Title of Officer]

[Corporate Seal]

ATTEST:

_____________________________
[Assistant] Secretary

          Personally appeared before me the above-named [Name of Officer], known or proved to me to be a same person who executed the foregoing instrument and to be a [Title of Officer] of the Owner, and acknowledged to me that he or she executed the same as his or her free act and deed and the free act and deed of the Owner.

          Subscribed and sworn before me this ___ day of _____________, 1995.



                                   __________________________________
                                   NOTARY PUBLIC

                                   COUNTY OF
                                   STATE OF
                                   My Commission expires the
                                   ____ day of _______, 19__.

                                   EXHIBIT G-5

                         Form of Transferor Certificates

                                      ___________________, 19__

[Depositor]

Bankers Trust Company
4 Albany Street, second floor
New York, New York  10006

Attention: Structured Finance Services (MBS)

               Re: MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1995-5, CLASS R

Ladies and Gentlemen:

          This letter is delivered to you in connection with the sale by ___________________________ (the "Seller") to _____________________________ (the
"Purchaser") of $_____________ Initial Certificate Principal Balance of Mortgage Pass-Through Certificates, Series 1995-5, Class R (the "Certificates"), pursuant to Section 5.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of November 1, 1995 among DLJ Mortgage Acceptance Corp., as seller (the "Company"), Imperial Credit Industries, Inc., as master servicer, and Bankers Trust Company, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meaning set forth in the Pooling and Servicing Agreement. The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

          1. No purpose of the Seller relating to the transfer of the Certificates by the Seller to the Purchaser is or will be to impede the assessment or collection of any tax.

          2. The Seller understands that the Purchaser has delivered to the Trustee and the Master Servicer a transfer affidavit and agreement in the form attached to the Pooling and Servicing Agreement as Exhibit G-4. The Seller does not know or believe that any representation contained therein is false.

          3. The Seller has at the time of the transfer conducted a reasonable investigation of the financial condition of the Purchaser as contemplated by Treasury Regulations Section 1.860E-1(c)(4)(i) and, as a result of that investigation, the Seller has determined that the Purchaser has historically paid its debts as they become due and has found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they become due in the future. The Seller understands that the transfer of the Certificates may not be respected for United States income tax purposes (and the Seller may continue to be liable for United States income taxes associated therewith) unless the Seller has conducted such an investigation.

          4. The Seller has no actual knowledge that the proposed Transferee is a Disqualified Organization, an agent of a Disqualified Organization or a Non-United States Person.

                                   Very truly yours,

                                   ___________________________________
                                   (Seller)
                                   By:________________________________
                                   Name:______________________________
                                   Title:_____________________________

                                  EXHIBIT G-6


         FORM OF INVESTOR REPRESENTATION LETTER FOR INSURANCE COMPANIES


                                    ___________________, 19__

[Depositor]

Bankers Trust Company
4 Albany Street, second floor
New York, New York  10006

Attention:  ____________

          Re: MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1995-5, CLASS

Dear Sirs:

          ______________ (the "Purchaser") intends to purchase from ____________ (the "Seller") $___________ Initial Certificate Principal Balance of Mortgage Pass-Through Certificates, Series 1995-5, Class ___ (the "Certificate"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated November 1, 1995 among DLJ Mortgage Acceptance Corp., as seller (the "Company"), Imperial Credit Industries, Inc., as master servicer, and Bankers Trust Company, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

          1. The Certificates purchased pursuant hereto will not be transferred to any employee benefit plan or other retirement arrangement including individual retirement accounts and Keogh plans that is subject to Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or Section 4975 of the Code (any of the foregoing, a "Plan").

          2. The Purchaser is an insurance company and all funds used by the Purchaser in connection with the purchase of such certificates is from an "insurance company general account" (as such term is defined the Prohibited Transactions Class Exemption 95-60 ("PTCE 95-60") issued by the United States Department of Labor) and there is no Plan with respect to which the amount of such general account's reserves and liabilities for contracts held by or on behalf of such Plan and all other Plans maintained by the same employer (or any "affiliate" thereof, as defined in PTCE 95-60), or by the same employee organization, exceed 10% of the total of all reserves and liabilities of such general acount (as determined under PTCE 95-60) as of the date of acquisition of such Certificates.

                                   Very truly yours,

                                   ___________________________________
                                   By:________________________________
                                   Name:______________________________
                                   Title:_____________________________

                                    EXHIBIT H

                             MORTGAGE LOAN SCHEDULE

                                    EXHIBIT I

                      SELLER REPRESENTATIONS AND WARRANTIES

                                    EXHIBIT J

                        Form of Notice Under Section 3.24




                                 ________, 1995


[Trustee]

               Re: MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1995-5


          Pursuant to Section 3.24(c) of the Pooling and Servicing Agreement, dated as of November 1, 1995, relating to the Certificates referenced above, the undersigned does hereby notify you that:

          (a) The prepayment assumption used in pricing the Certificates was 350% SPA.

          (b) With respect to each Class of the captioned Certificates, set forth below is (i), the first price, as a percentage of the Certificate Principal Balance of each Class of Certificates, at which 10% of the aggregate Certificate Principal Balance of each such Class of Certificates was sold to the public at a single price, if applicable, or (ii) if more than 10% of a Class of Certificates have been sold to the public but no single price is paid for at least 10% of the aggregate Certificate Principal Balance of such Class of Certificates, then the weighted average price at which the Certificates of such Class were sold expressed as a percentage of the Certificate Principal Balance of such Class of Certificates, or (iii) if less than 10% of the aggregate Certificate Principal Balance of a Class of Certificates has been sold to the public, the purchase price for each such Class of Certificates paid by Donaldson, Lufkin & Jenrette Securities Corporation (the "Underwriter") expressed as a percentage of the Certificate Principal Balance of such Class of Certificates calculated by: (1) estimating the fair market value of each such Class of Certificates as of November 29, 1995; (2) adding such estimated fair market value to the aggregate purchase price of each Class of Certificates described in clause (i) or (ii) above; (3) dividing each of the fair market values determined in clause (1) by the sum obtained in clause (2); (4) multiplying the quotient obtained for each Class of Certificates in clause (3) by the purchase price paid by the Underwriter for all the Certificates; and (5) for each Class of Certificates, dividing the product obtained from such Class of Certificates in clause (4) by the initial Principal Balance of such Class of
Certificates:

              Class S:           ____________________
              Class A-1:         ____________________
              Class A-2:         ____________________
              Class A-3:         ____________________

          [*less than 10% has been sold to the public]

          The prices and values set forth above do not include accrued interest with respect to periods before the closing.



                                            [DEPOSITOR]


                                            By:_________________________________
                                            Name:
                                            Title:

                                    EXHIBIT K

                      Certificate Guaranty Insurance Policy